DREYFUS FOUNDERS FUNDS

                               1999 ANNUAL REPORT

                      FOR THE YEAR ENDED DECEMBER 31, 1999





                             DREYFUS FOUNDERS FUNDS
                             THE GROWTH SPECIALISTS

TABLE OF CONTENTS


About this Report ...........................    3       Dreyfus Founders Mid-Cap Growth Fund ........   44
                                                             Statement of Investments ................   47
A Message from Founders .....................    4
                                                         Dreyfus Founders Money Market Fund
Dreyfus Founders Balanced Fund ..............    6           Statement of Investments ................   50
    Statement of Investments ................    9
                                                         Dreyfus Founders Passport Fund ..............   52
Dreyfus Founders Discovery Fund .............   12           Statement of Investments ................   55
    Statement of Investments ................   15
                                                         Dreyfus Founders Worldwide Growth Fund ......   61
Dreyfus Founders Focus Fund .................   18           Statement of Investments ................   64
    Statement of Investments ................   21
                                                         Statements of Assets and Liabilities ........   68
Dreyfus Founders Government
  Securities Fund ...........................   22       Statements of Operations ....................   70
    Statement of Investments ................   24
                                                         Statements of Changes in Net Assets .........   72
Dreyfus Founders Growth Fund ................   25
    Statement of Investments ................   28       Financial Highlights ........................   76

Dreyfus Founders Growth and Income Fund .....   32       Notes to Financial Statements ...............   86
    Statement of Investments ................   35
                                                         Report of Independent Accountants ...........   93
Dreyfus Founders International Equity Fund ..   38
    Statement of Investments ................   41       Other Information ...........................   94


                                                               ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in a Fund's per-share price and reinvestment of any dividends or capital gain distributions made by that Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here.

  The comparative indexes included with each Fund's performance chart are meant to provide a basis for judging a Fund's performance against its peer group and/or a specific securities market index [provided by Lipper, Inc., Morgan Stanley Capital International (MSCI), and Russell]. Each index shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes reflect the expenses of managing the mutual funds included in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund. An investor may not invest directly in any of these indexes.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE DREYFUS FOUNDERS FUNDS

The following acronyms are used throughout the Statements of Investments to indicate the country of origin of non-U.S. holdings:


SA    South Africa            FR    France             NE    Netherlands
AR    Argentina               GE    Germany            NZ    New Zealand
AU    Australia               GR    Greece             NW    Norway
AT    Austria                 HK    Hong Kong          PO    Portugal
BE    Belgium                 HU    Hungary            RU    Russian Federation
BR    Brazil                  IE    Ireland            SG    Singapore
CA    Canada                  IS    Israel             SP    Spain
CH    Chile                   IT    Italy              SW    Sweden
DE    Denmark                 JA    Japan              SZ    Switzerland
DO    Dominican Republic      KR    South Korea        TW    Taiwan
EG    Egypt                   LU    Luxembourg         TU    Turkey
FI    Finland                 MX    Mexico             UK    United Kingdom

A MESSAGE FROM FOUNDERS


 [PICTURE]           RICHARD W. SABO
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER



Dear Fellow Shareholder:

The dawn of a new century is an exciting time. The world stands on the threshold of something very special, a time when a new technology has created one of history's greatest unifying forces. I am speaking, of course, about the railroad.

  At the start of the 20th century, standard gauges, steel rails, and locomotives helped bring goods, services, and (most importantly) people together in a way never seen before. The early 1900s saw the advent of mass production and mass marketing, of national brands and advertising campaigns. It was a revolutionary age for transportation, for communications, for the world economy.

  Looking back at the events of the past year, at the continuing evolution of computers, telecommunications, and the Internet, I wonder if we're not standing at a similar juncture in history at the turn of the 21st century.

TECHNOLOGY ASCENDANT

In 1999, investors around the world heartily embraced technology stocks. The 21.03% rise in the broad-market Standard & Poor's 500 Index and the stunning 85.59% explosion of the Nasdaq Composite both owe a great deal to superior strength in this single sector. More and more, investors are believing that we have opened the door to a new economy, one where businesses can use technology to enhance their productivity, expand their profits, and foster healthy economic growth without loosing inflation on an undeserving world.

A YEAR IN THE LIFE OF FOUNDERS

I've been with Founders Asset Management for a little more than a year now, and it certainly has been a dramatic one. Many of our Funds performed strongly, and we're especially proud of delivering this performance to our shareholders.

  But the market's strength is only half of the story I've experienced. Among 1999's developments were:

  o  A NEW NAME

     As you've noticed, the end of 1999 brought with it a new name for our Fund group: the Dreyfus Founders Funds. We've formed a strong bond with the Dreyfus Funds since Founders joined Mellon Financial Corporation in 1998. Founders' growth-stock approach is an excellent complement to Dreyfus' well-established fund lineup, offering individual and professional investors a broad array of products. And in our established role as the growth specialists for Dreyfus, we felt it was time our name reflected our new partnership.

       The Dreyfus Founders name demonstrates what we have in common with
     Dreyfus: decades of investment experience, a disciplined approach to investing, great emphasis on research, and a commitment to seeking to provide investors with the strong long-term performance they need to pursue their financial goals.

       And all the while, we've kept the Founders name as a sign that we still follow our own tried-and-true investment philosophy. It's a great way to express the merger of pinstripes and rawhide that's proven so successful for our groups.

  o  NEW FUND MANAGERS

     We made some very promising additions to our Fund management team: Tracy Stouffer on Passport Fund, Curt Anderson on Balanced Fund, and Kevin Sonnett on Mid-Cap Growth Fund. These three new portfolio managers are steeped in the growth-oriented strategy that's the cornerstone of the Founders approach, and I believe they will each prove invaluable over the years to come.

  o  NEW FUND OFFERING

     This past year also saw the conception, creation, and launch of the newest Dreyfus Founders product, the Focus Fund. This new Fund provides investors with another way to pursue their financial goals: a concentrated fund holding only 20-30 securities in its portfolio. We're very excited about the prospects of this Fund, and we hope you'll learn more about how to incorporate Focus Fund into your investment plan.

  o  RENEWED COMMITMENT

     Another dramatic step was the decision to offer multiple classes of shares of the Dreyfus Founders equity funds. With this step, we hope to attract interest from one of the fastest-growing groups of investors: those who use professional investment advisers. In this way, we look to expand the assets in these Funds, in the hopes that this will create even greater portfolio management and cost efficiencies.

THE TEST OF TIME

While this year certainly was an eventful one for the Dreyfus Founders Funds, it only represents a fraction of our company's lifetime. The end of 1999 marks more than six decades of equity investing experience-- that's a humbling figure.

  At the same time, it's an inspiring one. Because in many ways, our present success is the result of a consistent application of our core philosophy, a philosophy that's been with us since we opened our doors in 1938: that fundamentally strong companies, over the long term, may offer investors the best appreciation potential.

  The railroad is still with us today, the Internet is sure to be with us tomorrow. And I firmly believe that our bottom-up, growth-oriented approach to investing may be as successful in the 21st century as it was in the 20th.



Respectfully yours,


/s/ RICHARD W. SABO
Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

DREYFUS FOUNDERS BALANCED FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/99*

                 1 Year     5 Years      10 Years     20 Years
                 ------     -------      --------     --------
                 -2.22%      14.90%       11.47%       12.77%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT


                                     S & P           LIPPER       CONSUMER
                   BALANCED           500           BALANCED       PRICE
                     FUND            INDEX         FUND INDEX      INDEX
                   --------         --------       ----------     --------

    12/89          10,000            10,000          10,000        10,000
    12/90           9,500             9,685          10,065        10,625
    12/91          11,672            12,635          12,666        10,941
    12/92          12,376            13,597          13,611        11,265
    12/93          15,080            14,966          15,237        11,582
    12/94          14,788            15,160          14,926        11,890
    12/95          19,137            20,851          18,640        12,191
    12/96          22,727            25,645          21,066        12,594
    12/98          30,283            43,966          29,093        13,014
    12/99          29,610            53,211          31,710        13,354


--------------------------------------------------------------------------------
   MANAGEMENT OVERVIEW

     [PICTURE]
                     A DISCUSSION WITH
                     PORTFOLIO MANAGER CURTIS ANDERSON, CFA



The Dreyfus Founders Balanced Fund
(Class F) declined 2.22% for the year ended December 31, 1999.

HOW DOES THIS COMPARE WITH THE PERFORMANCE OF BALANCED FUND'S BENCHMARK?

The Standard & Poor's 500 Index had another strong year in 1999, rising 21.03%, substantially higher than Balanced Fund's return over the same period. However, because the Fund may allocate a maximum of only 75% of its assets to equities, Balanced Fund may underperform the S&P 500 Index in an advancing market.

The Standard & Poor's (S&P) 500 Index is a widely recognized index of common stocks.

  The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

HOW DID 1999'S MARKETS AFFECT BALANCED FUND'S PORTFOLIO?

We entered the year in a defensive position, believing that equity valuations were quite high and that a market downturn was a distinct possibility. We consequently heavily weighted the portfolio in fixed-income securities for much of the year. But investors' attention remained focused on stocks, and bonds posted poor performance throughout 1999.


                                 TOP 10 HOLDINGS
               ------------------------------------------------

                1. General Electric Company           3.23%
                2. Microsoft Corporation              3.03%
                3. Cisco Systems, Inc.                2.60%
                4. America Online, Inc.               1.94%
                5. Motorola, Inc.                     1.68%
                6. Wal-Mart Stores, Inc.              1.64%
                7. MCI WorldCom, Inc.                 1.63%
                8. XL Capital Ltd. Class A            1.55%
                9. Sun Microsystems, Inc.             1.36%
               10. Automatic Data Processing          1.33%

               ------------------------------------------------
                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.


  Given stocks' high valuations during the year, we chose to concentrate the Fund's equity positions, taking larger positions in those companies we believed offered the best opportunity for long-term growth. As a result of this policy, we did not participate in many technology or Internet-related offerings, and technology companies accounted for the bulk of the return in the large-cap marketplace during the year.

WHAT WERE THE MAJOR THEMES IN THE FUND'S PORTFOLIO?

For much of the year, Balanced Fund maintained a large weighting in pharmaceutical stocks, as companies in this group had shown steady earnings growth, introduced many new products, and had much more reasonable valuations than many technology stocks. Unfortunately, due to the threat of increased regulation, this group lagged the market for much of the year. However, we believe in the fundamentals of certain high-quality, growth-oriented pharmaceutical companies, and we will be monitoring them closely.


                              PORTFOLIO AT A GLANCE
                    -----------------------------------------

                    Total assets-Class F: $1,055.8 million
                    NAV-Class F on 12/31/99: $10.47
                    One year total return-Class F: -2.22%
                    Net expense ratio-Class F: 0.97%
                    Inception date-Class F: 2/19/63

                    -----------------------------------------


WHAT WERE SOME OF THE FUND'S MAJOR POSITIONS DURING THE YEAR?

Many of our positions early in the year in pharmaceutical, insurance, and energy companies were trimmed as they failed to perform to our expectations. By year-end, the Fund had used these assets to initiate several positions in prominent technology firms, including Microsoft, Cisco Systems, and America Online.

  As bonds suffered for much of the year, our fixed-income component was heavily concentrated in short-duration securities, generally one-, two-, and three-year Treasury instruments. Looking ahead, we will likely lengthen the duration of our government bond holdings, strategically allocating assets in the 3-6 year range.


                              PORTFOLIO COMPOSITION
                 --------------------------------------------------

                         31.8%    U.S. Bonds & Treasuries
                          0.1%    Capital Goods
                          3.1%    Cash & Equivalents
                          3.9%    Energy
                          6.6%    Financial
                          6.9%    Consumer Staples
                          7.1%    Telecom Services
                          9.0%    Healthcare
                         11.2%    Consumer Cyclicals
                         20.3%    Technology

                 --------------------------------------------------
                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


HOW DID THE RISE IN TECHNOLOGY STOCKS IMPACT THE FUND'S RELATIVE PERFORMANCE?

Companies from all segments of the technology sector experienced strong performance during the year. We approached these issues cautiously for most of the year, and therefore did not participate as fully in the performance of this area as many of our peers. However, in the closing months of the year we became convinced that, despite their high valuations, select technology companies did offer superior long-term appreciation potential, and we added several marquee names to the portfolio.

HOW WILL YOU BRING BALANCED FUND INTO 2000?

While interest rates have risen sharply, the market has remained unfazed, and little money has moved out of equities and into bonds. We therefore expect to maintain our increased weighting in equities and to manage our fixed-income securities with an eye toward total return.



/s/ CURTIS ANDERSON
Curtis Anderson, CFA
Portfolio Manager

DREYFUS FOUNDERS BALANCED FUND                          STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999

SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-63.7%
AUTOMOTIVE-0.2%
   21,700 General Motors Corporation Class H*   $ 2,083,200
                                                -----------
BANKING-2.3%
  251,200 Citigroup, Inc.                        13,957,300
  142,700 Fifth Third Bancorp                    10,461,694
                                                -----------
                                                 24,418,994
                                                -----------
BIOTECHNOLOGY-1.4%
  129,200 Amgen, Inc.*                            7,752,000
   52,200 Genentech, Inc.*                        7,020,900
                                                -----------
                                                 14,772,900
                                                -----------
COMPUTER EQUIPMENT-2.5%
  108,000 EMC Corporation*                       11,799,000
  185,300 Sun Microsystems, Inc.*                14,337,588
                                                -----------
                                                 26,136,588
                                                -----------
COMPUTER NETWORKING-2.6%
  256,200 Cisco Systems, Inc.*                   27,429,413
                                                -----------
COMPUTER SOFTWARE/SERVICES-5.9%
  261,400 Automatic Data Processing, Inc.        14,082,925
   90,300 BMC Software, Inc.*                     7,212,713
  272,800 Microsoft Corporation*                 31,832,350
   83,500 Oracle Corporation*                     9,352,000
                                                -----------
                                                 62,479,988
                                                -----------
CONSTRUCTION-0.1%
   38,000 Lafarge Corporation                     1,049,750
                                                -----------
CONSUMER PRODUCTS-2.7%
  201,800 The Clorox Company                     10,165,675
  342,850 The Dial Corporation                    8,335,541
   94,600 The Procter & Gamble Company           10,364,613
                                                -----------
                                                 28,865,829
                                                -----------
ELECTRONICS-3.2%
  220,400 General Electric Company               34,106,900
                                                -----------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES-3.0%
  222,000 Capital One Financial Corporation     $10,697,625
  224,600 Freddie Mac                            10,570,238
  163,700 Fannie Mae                             10,221,019
                                                -----------
                                                 31,488,882
                                                -----------
FOOD & BEVERAGE-1.0%
  472,100 ConAgra, Inc.                          10,651,756
                                                -----------
INSURANCE-2.9%
  127,100 American International Group, Inc.     13,742,688
  315,206 XL Capital Ltd. Class A                16,351,311
                                                -----------
                                                 30,093,999
                                                -----------
LEISURE & ENTERTAINMENT-4.4%
  271,600 America Online, Inc.*                  20,488,825
  225,100 Carnival Corporation Class A           10,762,594
  113,900 Harley-Davidson, Inc.                   7,296,719
  555,400 Mirage Resorts, Inc.*                   8,504,563
                                                -----------
                                                 47,052,701
                                                -----------
MEDICAL SUPPLIES & EQUIPMENT-1.9%
  197,800 Guidant Corporation*                    9,296,600
  291,700 Medtronic, Inc.*                       10,628,819
                                                -----------
                                                 19,925,419
                                                -----------
OIL & GAS-3.8%
  299,800 The Coastal Corporation                10,624,163
  163,300 Columbia Energy Group                  10,328,725
  308,500 Conoco, Inc. Class A                    7,635,375
  122,500 Phillips Petroleum Company              5,757,500
  127,500 Texaco Inc.                             6,924,844
                                                -----------
                                                 41,270,607
                                                -----------
PHARMACEUTICALS-4.2%
  215,500 Abbott Laboratories                     7,825,344
  206,100 Merck & Company, Inc.                  13,821,581
  314,300 Pfizer Inc.                            10,195,106
  146,800 Warner-Lambert Company                 12,028,425
                                                -----------
                                                 43,870,456
                                                -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS BALANCED FUND

SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

PUBLISHING & BROADCASTING-4.8%
  137,800 AMFM, Inc.*                           $10,782,850
  198,200 AT&T Corporation - Liberty Media
         Group*                                  11,247,850
  199,900 Comcast Corporation Special Class A    10,094,950
   80,500 EchoStar Communications Corporation*    7,828,625
  148,800 Time Warner, Inc.                      10,778,700
                                                -----------
                                                 50,732,975
                                                -----------
RETAIL-4.3%
  116,300 Costco Wholesale Corporation*          10,605,106
  143,900 Dayton Hudson Corporation              10,567,656
   99,900 The Home Depot, Inc.                    6,849,394
  250,200 Wal-Mart Stores, Inc.                  17,295,075
                                                -----------
                                                 45,317,231
                                                -----------
SEMICONDUCTORS & EQUIPMENT-3.0%
  106,800 Analog Devices, Inc.*                   9,932,400
   55,800 JDS Uniphase Corporation*               8,997,750
  129,600 Texas Instruments, Inc.                12,555,000
                                                -----------
                                                 31,485,150
                                                -----------
TELECOMMUNICATION SERVICES-5.1%
  325,650 MCI WorldCom, Inc.*                    17,259,450
  100,100 Nextel Communications, Inc.*           10,316,556
  194,400 US West, Inc.                          13,996,800
   85,200 VoiceStream Wireless Corporation*      12,087,750
                                                -----------
                                                 53,660,556
                                                -----------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-4.4%
   53,400 Comverse Technology, Inc.*            $ 7,726,313
   67,900 E-Tek Dynamics, Inc.*                   9,115,575
  120,200 Motorola, Inc.                         17,699,450
   67,200 Qualcomm, Inc.*                        11,831,395
                                                -----------
                                                 46,372,733
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$630,906,888)                             673,266,027
                                                -----------
COMMON STOCKS (FOREIGN)-1.3%
TELECOMMUNICATION SERVICES-1.3%
  135,550 Nortel Networks Corporation (CA)       13,690,550
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$13,387,675)                               13,690,550
                                                -----------

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999
                                                                     (CONTINUED)


PRINCIPAL AMOUNT                                 MARKET VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES-31.8%

U.S. TREASURY NOTES-26.6%
$19,300,000 U.S. Treasury Note 6.25%
          Due 02/15/07                             $18,992,416
12,700,000 U.S. Treasury Note 6.625%
          Due 03/31/02                              12,787,313
26,900,000 U.S. Treasury Note 6.50%
          Due 05/15/05                              26,908,420
14,600,000 U.S. Treasury Note 6.00%
          Due 07/31/02                              14,513,320
55,100,000 U.S. Treasury Note 4.25%
          Due 11/15/03                              51,174,125
40,500,000 U.S. Treasury Note 5.50%
          Due 02/15/08                              37,943,438
22,700,000 U.S. Treasury Note 7.25%
          Ser B Due 05/15/04                        23,395,188
42,150,000 U.S. Treasury Note 6.875%
          Due 05/15/06                              42,887,625
52,925,000 U.S. Treasury Note 5.875%
          Due 02/15/04                              52,048,454
                                                 -------------
                                                   280,650,299
                                                 -------------

PRINCIPAL AMOUNT                                 MARKET VALUE
--------------------------------------------------------------------------------

U.S. AGENCIES-5.2%
$22,500,000 Federal Home Loan Mortgage
          Corporation 6.45% Callable 04/29/02
          Due 04/29/09                           $  20,994,120
36,500,000 Federal National Mortgage Association
          6.00% Due 05/15/08                        34,113,740
                                                 -------------
                                                    55,107,860
                                                 -------------

TOTAL U.S. GOVERNMENT SECURITIES
(COST-$348,567,689)                                335,758,159
                                                 -------------
CORPORATE SHORT-TERM NOTES-2.8%
FINANCIAL SERVICES-2.8%
29,400,000 American Express Credit Corporation
          1.50% 01/03/00                            29,397,550
                                                 -------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$29,397,550)                        29,397,550
                                                 -------------
TOTAL INVESTMENTS-99.6%
(COST-$1,022,259,802)                            1,052,112,286
OTHER ASSETS &
LIABILITIES-0.4%                                     3,712,546
                                                 -------------
NET ASSETS-100.0%                               $1,055,824,832
                                                 =============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS DISCOVERY FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/99*

                       1 Year     5 Years      10 Years
                       ------     -------      --------
                       94.55%      31.68%       23.96%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT



                                   LIPPER SMALL       RUSSELL        CONSUMER
                   DISCOVERY        CAP FUND           2000            PRICE
                     FUND             INDEX            INDEX           INDEX
                   ---------       ------------      --------        --------

    12/89            10,000         10,000             10,000          10,000
    12/90            11,317          8,052              8,621          10,625
    12/91            18,387         11,759             12,806          10,941
    12/92            21,176         13,924             14,237          11,265
    12/93            23,465         16,553             16,643          11,582
    12/94            21,646         16,251             16,562          11,890
    12/95            28,421         20,875             21,799          12,191
    12/96            34,448         24,318             24,929          12,594
    12/97            38,563         29,757             28,682          12,808
    12/98            44,036         28,999             28,439          13,014
    12/99            85,689         35,164             39,654          13,354


--------------------------------------------------------------------------------
   MANAGEMENT OVERVIEW


    [PICTURE]
                     A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     ROBERT AMMANN, CFA


For the year ended December 31, 1999, the Dreyfus Founders Discovery Fund (Class
F) returned a stellar 94.59%.

HOW DID THE FUND PERFORM RELATIVE TO ITS MARKET AND ITS BENCHMARK?

Discovery Fund handily beat its benchmark, the unmanaged Russell 2000 Index, which returned 21.26% in 1999, and topped the 21.03% return of the broad-market Standard & Poor's 500 Index. The Fund also bested the S&P 500 Index for the three-, five-, and 10-year periods ended December 31, 1999--periods generally dominated by rising large-company stocks.

The Russell 2000 is an unmanaged index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The Standard & Poor's 500 Index is a widely recognized index of common stocks.

  The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

  Part of the Fund's historical performance is due to the allocation to the Fund of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

HOW DID THE SMALL-CAP MARKET PERFORM IN 1999?

After several years of underperforming large stocks, small companies came back into their own during the year. Two factors were behind this move. First, positive economic news such as low unemployment and strong growth encouraged investors to seek opportunities outside the large-cap marketplace, and this brought renewed attention to small caps. Second, an increasingly digital world simply could not get enough of technology companies. This sector alone contributed nearly 67% of the Russell 2000 Index's 1999 return.


                                 TOP 10 HOLDINGS
             --------------------------------------------------

                1. Digital Microwave Corporation      2.88%
                2. Cree Research, Inc.                2.30%
                3. USWeb Corporation                  2.20%
                4. Rex Stores Corporation             1.95%
                5. RAVISENT Technologies, Inc.        1.89%
                6. Insight Enterprises, Inc.          1.79%
                7. USFreightways Corporation          1.78%
                8. Peregrine Systems, Inc.            1.66%
                9. EMCORE Corporation                 1.62%
               10. Fossil, Inc.                       1.56%

             --------------------------------------------------
                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.


WHAT WERE SOME OF THE DOMINANT THEMES IN DISCOVERY'S PORTFOLIO?

Technology stocks as a group fueled most of the small-cap market's rise in 1999, and we noticed several areas of particular strength within this sector. These areas included:

o Companies that have benefited from the rapid adoption of digital consumer electronics such as digital video disks (DVDs) and digital cameras

o "Enabling materials" firms, which are developing new, non-silicon substrates to help improve microchip performance

WHICH PORTFOLIO HOLDINGS MOST ENHANCED THE FUND'S PERFORMANCE?

The largest contributor to Discovery's return was Zomax, Inc., a company that provides CD and DVD mastering and replication services. Another substantial performer was Sawtek, Inc., which manufactures surface acoustic wave filters used in cellular basestation and handset equipment.


                              PORTFOLIO AT A GLANCE
                    -------------------------------------------

                      Total assets-Class F: $806.2 million
                      NAV-Class F on 12/31/99: $40.86
                      One year total return-Class F: 94.59%
                      Net expense ratio-Class F: 1.45%
                      Inception date-Class F: 12/31/89

                    -------------------------------------------


  We were also very pleased with RAVISENT Technologies, Inc., which we bought at its initial public offering in July. The company develops software which helps manage digital video and audio streams for personal computer systems and consumer electronics.

WERE THERE ANY DISAPPOINTMENTS IN THE FUND'S PORTFOLIO?

We had hoped to see greater growth from companies expected to benefit from pharmaceutical outsourcing, which allows larger companies to "farm out" drug research and development duties. We are still optimistic about the prospects for this area, however, and have retained positions in select outsourcing companies.


                              PORTFOLIO COMPOSITION
                --------------------------------------------------

                             47.9%    Technology
                              0.3%    Basic Materials
                              1.7%    Financial
                              0.9%    Energy
                              1.0%    Consumer Staples
                              2.5%    Telecom Services
                              3.5%    Business Services
                              3.6%    Transportation
                              5.1%    Healthcare
                              4.3%    Capital Goods
                              7.4%    Cash & Equivalents
                              21.8%   Consumer Cyclicals

                --------------------------------------------------
                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


HOW ARE YOU PREPARING THE FUND FOR THE YEAR TO COME?

The recent surge in technology stocks has resulted in high valuations throughout the sector. While we feel that many of these are justified, we will continue to be sensitive to valuation when buying new holdings or trimming existing positions.

  We also believe that the small-cap marketplace has much to offer investors in addition to technology firms. Because we concentrate our efforts on seeking the best small companies available, we will seek to position Discovery Fund strategically should investors continue to expand their focus to the smaller-capitalization area.





/s/ ROBERT AMMANN
Robert Ammann, CFA
Portfolio Manager


There are risks associated with small-cap investing such as limited product lines and small market share.

DREYFUS FOUNDERS DISCOVERY FUND                         STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-89.6%
BUILDING MATERIALS-0.3%
  270,890 U.S. Plastic Lumber Corporation*      $2,065,536
                                                ----------
BUSINESS SERVICES-13.3%
  171,790 Braun Consulting, Inc.                12,282,985
   58,950 CDW Computer Centers, Inc.*            4,631,259
   40,525 Chemdex Corporation*                   4,457,750
   75,525 Corporate Executive Board Company*     4,182,197
   36,950 Digex, Inc.*                           2,512,600
  179,950 Dycom Industries, Inc.*                7,929,047
  357,387 Insight Enterprises, Inc.*            14,429,500
   74,450 NCO Group, Inc.*                       2,219,541
   97,900 National Information Consortium,
         Inc.*                                   3,132,800
  100,200 Pfsweb, Inc.*                          3,744,975
  305,625 The Profit Recovery Group
         International, Inc.*                    8,099,063
  304,368 Quanta Services, Inc.*                 8,598,396
  142,375 Sykes Enterprises, Inc.*               6,237,805
  232,495 The Management Network Group, Inc.*    7,585,149
  399,848 USWeb Corporation                     17,768,223
                                                ----------
                                                107,811,290
                                                ----------
COMPUTER NETWORKING-0.8%
   55,575 Proxim, Inc.*                          6,106,303
                                                ----------
COMPUTER SOFTWARE/SERVICES-19.5%
   52,400 Andover.Net, Inc.*                     1,860,200
  137,875 Aspect Development, Inc.*              9,444,438
  119,350 BindView Development Corporation*      5,922,744
  366,800 Dendrite International, Inc.*         12,333,650
  100,975 Digital River, Inc.*                   3,363,730
  135,125 Documentum, Inc.*                      8,090,609
  159,300 Entrust Technologies, Inc.*            9,538,088
   95,750 Exchange Applications, Inc.*           5,266,250
   24,075 JNI Corp.*                             1,588,950
  133,097 Liquid Audio, Inc.*                    3,485,478
  107,700 Macromedia, Inc.*                      7,875,563
   54,900 Mercury Interactive Corporation*       5,925,769



SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

   40,825 NetIQ Corporation*                    $2,153,519
  168,450 PC-TEL, Inc.*                          8,822,569
  159,225 Peregrine Systems, Inc.*              13,374,900
  213,975 Pinnacle Systems, Inc.*                8,665,988
   55,820 Puma Technology, Inc.*                 7,287,999
  401,341 RAVISENT Technologies, Inc.*          15,250,958
  139,125 Remedy Corporation*                    6,608,438
   71,425 Tanning Technology Corporation*        4,169,434
  263,794 TenFold Corporation*                  10,320,940
  339,100 Zamba Corporation*                     5,849,475
                                                ----------
                                                157,199,689
                                                ----------
CONSUMER PRODUCTS-2.4%
  543,075 Fossil, Inc.*                         12,558,609
  685,450 The Topps Company, Inc.*               7,068,703
                                                ----------
                                                19,627,312
                                                ----------
CONSUMER SERVICES-0.4%
  202,500 ITT Educational Services, Inc.*        3,126,094
                                                ----------
DISTRIBUTION-0.5%
   86,525 Patterson Dental Company*              3,677,313
                                                ----------
ELECTRONICS-4.5%
  199,950 Gentex Corporation*                    5,548,613
  132,800 Macrovision Corporation*               9,760,800
  267,000 Methode Electronics, Inc.              8,544,000
   78,975 SmartDisk Corporation*                 2,586,431
  210,086 The Titan Corporation*                 9,900,303
                                                ----------
                                                36,340,147
                                                ----------
FINANCIAL SERVICES-1.7%
  211,925 CompuCredit Corporation*               8,159,113
  115,725 Silicon Valley Bancshares*             5,713,922
                                                ----------
                                                13,873,035
                                                ----------
HEALTHCARE SERVICES-3.3%
  119,300 Accredo Health, Inc.*                  3,668,475
  259,725 Albany Molecular Research,
         Inc.*                                   7,791,750
  381,131 InfoCure Corporation*                 11,886,523
  270,700 Orthodontic Centers of America, Inc.*  3,231,481
                                                ----------
                                                26,578,229
                                                ----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS DISCOVERY FUND

SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

LEISURE & ENTERTAINMENT-4.4%
  446,075 3D Company*                           $4,056,517
  457,859 Callaway Golf Company                  8,098,381
  437,800 Fairfield Communities, Inc.*           4,706,350
  433,225 JAKKS Pacific, Inc.*                   8,068,816
  316,600 Station Casinos, Inc.*                 7,103,713
  283,400 Sunterra Corporation*                  3,259,100
                                                ----------
                                                35,292,877
                                                ----------
MANUFACTURING-3.1%
  133,350 Astec Industries, Inc.*                2,508,647
  179,600 AstroPower, Inc.*                      2,491,950
  202,250 Insituform Technologies, Inc.*         5,663,000
   94,550 Trex Company, Inc.*                    2,529,213
  262,950 Zomax Incorporated*                   11,882,053
                                                ----------
                                                25,074,863
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-1.2%
  408,375 PolyMedica Corporation*                9,443,672
                                                ----------
OIL SERVICES-0.4%
  202,175 National-Oilwell, Inc.*                3,171,620
                                                ----------
PHARMACEUTICALS-0.6%
   93,150 King Pharmaceuticals, Inc.*            5,210,578
                                                ----------
PUBLISHING & BROADCASTING-0.9%
   43,225 Cox Radio, Inc.*                       4,311,694
  110,625 Radio Unica Corp.*                     3,194,297
                                                ----------
                                                 7,505,991
                                                ----------
RETAIL-10.1%
  162,725 99 Cents Only Stores*                  6,224,231
  124,425 American Eagle Outfitters, Inc.*       5,599,125
  191,220 Ames Department Stores, Inc.*          5,497,575
  196,950 Bebe Stores, Inc.*                     5,219,175
  313,450 The Men's Wearhouse, Inc.*             9,207,594
  240,450 Pacific Sunwear of California, Inc.*   7,649,316
  450,100 Rex Stores Corporation*               15,753,500
  383,958 Sharper Image Corporation*             4,847,470
  275,675 The Yankee Candle Company, Inc.*       4,496,948



SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

  174,450 Tweeter Home Entertainment Group,
         Inc.*                                  $6,105,750
  315,694 Ultimate Electronics, Inc.*            7,773,964
   60,133 Williams-Sonoma, Inc.*                 2,766,118
                                                ----------
                                                81,140,766
                                                ----------
SEMICONDUCTORS & EQUIPMENT-12.1%
   75,325 Advanced Energy Industries, Inc.*      3,705,048
  379,150 American Xtal Technology, Inc.*        6,564,034
   37,950 Applied Micro Circuits Corporation*    4,819,650
  215,475 Brooks Automation, Inc.*               7,029,872
  218,875 Cree Research, Inc.*                  18,577,016
  393,400 EMCORE Corporation*                   13,080,550
  153,500 Kopin Corporation*                     6,466,188
   16,225 Optical Coating Laboratory, Inc.       4,762,038
   82,325 PRI Automation, Inc.*                  5,484,903
  220,450 Pericom Semiconductor Corporation*     5,786,813
  109,750 SanDisk Corporation*                  10,481,125
  193,531 Zoran Corporation*                    10,789,353
                                                ----------
                                                97,546,590
                                                ----------
TELECOMMUNICATION SERVICES-1.5%
   28,720 Aether Systems, Inc.                   2,057,070
   41,150 Allegiance Telecom, Inc.*              3,765,225
   63,500 ITXC Corp.*                            2,111,375
  114,300 TeleCorp PCS, Inc.*                    4,357,688
                                                ----------
                                                12,291,358
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-5.0%
  990,300 Digital Microwave Corporation*        23,210,156
   12,975 Finisar Corporation*                   1,156,397
  362,875 REMEC, Inc.*                           9,230,633
   99,650 Sawtek Inc.*                           6,632,953
                                                ----------
                                                40,230,139
                                                ----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999
                                                                     (CONTINUED)

SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

TRANSPORTATION-3.6%
  132,775 C.H. Robinson Worldwide, Inc.         $ 5,277,806
  441,050 Circle International Group, Inc.        9,647,969
  303,650 USFreightways Corporation              14,385,412
                                                -----------
                                                 29,311,187
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$470,424,670)                             722,624,589
                                                -----------
COMMON STOCKS (FOREIGN)-3.0%
BUSINESS SERVICES-0.4%
  260,000 4Front Technologies, Inc. (UK)*         3,477,500
                                                -----------
ELECTRONICS-1.1%
  212,675 Optimal Robotics Corporation (CA)*      7,842,391
                                                -----------
OIL SERVICES-0.5%
  381,150 Stolt Comex Seaway Sponsored ADR
         (UK)*                                    4,192,650
                                                -----------
SEMICONDUCTORS & EQUIPMENT-1.0%
  368,000 ASM International NV Sponsored ADR
         (NE)*                                    8,395,000
                                                -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$18,567,302)
                                                 23,907,541
                                                -----------


PRINCIPAL AMOUNT                                AMORTIZED COST
--------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE-4.5%
U.S. AGENCIES-4.5%
$36,600,000 Federal National Mortgage Association
          Discount Note 3.75% 01/05/00           $36,584,750
                                                 -----------
TOTAL AGENCY
DISCOUNT NOTE
(AMORTIZED COST-$36,584,750)
                                                  36,584,750
                                                 -----------
CORPORATE SHORT-TERM NOTES-4.1%
FINANCIAL SERVICES-4.1%
33,000,000 American Express Credit Corporation
          1.50% 01/03/00                          32,997,250
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$32,997,250)
                                                  32,997,250
                                                 -----------
TOTAL INVESTMENTS-101.2%
(COST-$558,573,972)                              816,114,130
OTHER ASSETS & LIABILITIES-(1.2%)
                                                  (9,961,890)
                                                 -----------
NET ASSETS-100.0%                                $806,152,240
                                                 ===========

DREYFUS FOUNDERS FOCUS FUND



--------------------------------------------------------------------------------
   MANAGEMENT OVERVIEW


    [PICTURE]
                     A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     SCOTT CHAPMAN, CFA


The Dreyfus Founders Focus Fund, launched on December 31, 1999, pursues long-term growth by investing in a concentrated portfolio of 20-30 stocks selected for their superior long-term growth potential.

WHAT EFFECTS DO YOU HOPE PORTFOLIO CONCENTRATION WILL HAVE ON FUND PERFORMANCE?

By limiting the number of stocks owned by the Fund, we hope to construct a portfolio that represents some of our best domestic stock ideas. Our concentrated approach means we have the flexibility to make larger percentage commitments to the stocks of these select growth-oriented companies. In this way, a rise in any one company will contribute much more to the overall performance of the Fund.

WHAT SIZE OF STOCKS ARE CONSIDERED FOR THE FUND'S PORTFOLIO?

Focus Fund has the ability to invest in companies of any size throughout the domestic equity markets. However, we anticipate that the Fund will generally invest in larger, more established companies. We consider large companies to be those with market capitalizations of about $8 billion or more, though this number may fluctuate depending on changes in the value of the stock market as a whole.


                                 TOP 10 HOLDINGS
             --------------------------------------------------

             1. Sapient Corporation                      3.57%
             2. Voice Stream Wireless Corporation        3.53%
             3. Nokia Oyj Sponsored ADR                  3.53%
             4. VeriSign, Inc.                           3.50%
             5. Sprint Corporation (PCS Group)           3.45%
             6. VERITAS Software Corporation             3.45%
             7. Viacom, Inc. Class B                     3.44%
             8. Nortel Networks Corporation              3.43%
             9. Echo Star Communications Corporation     3.43%
            10. Qualcomm, Inc.                           3.41%

             --------------------------------------------------
                PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

Focus Fund is newly organized and has no historical performance.

ARE THERE ANY COMMON THEMES AMONG YOUR PORTFOLIO CHOICES?

We've found that rapidly growing companies tend to be those that have undergone fundamental transformations that have led to an acceleration in earnings. These may include bringing in a new management team, moving into a booming marketplace, or introducing revolutionary products or services.

  Of course, if a company is in the midst of a change, its earnings growth potential may yet be unclear. Therefore, we look for situations where corporate transformations are already beginning to bear fruit, and may be reflected in the company reporting earnings significantly higher than estimates by analysts. If we can find these companies before the market realizes their true promise, the Fund's performance may benefit.

ARE THERE INVESTMENT RISKS UNIQUE TO THE FOCUS FUND?

As with any equity mutual fund, investors assume the risks that are inherent in the stock market: share prices may rise and fall, and different investment styles or sectors of the market may fall in and out of favor. Focus Fund's portfolio concentration may add yet another element.

  Because the Fund owns a limited stable of stocks, changes in the value of any one holding may have a notable impact on its price and performance. Thus, the Fund may be more volatile in the short term than diversified funds.

WHAT DO YOU SEE AHEAD IN THE MARKETS FOR THE FUND'S FIRST YEAR?

We feel very positive about the opportunities at hand with the efficiencies and market potential available through the Internet and wireless environment. Technological developments have allowed firms to increase productivity and tap into new markets--just the kind of transformations the Focus Fund team searches for. While we will keep a careful eye on the progress of the market, our focus will remain on the long-term potential of these firms.



/s/ SCOTT CHAPMAN
Scott Chapman, CFA
Portfolio Manager

DREYFUS FOUNDERS FOCUS FUND                             STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-85.0%
BANKING-3.4%
    1,225 Citigroup, Inc.                       $  68,217
                                                ---------
BIOTECHNOLOGY-3.3%
      490 Genentech, Inc.*                         65,905
                                                ---------
COMPUTER EQUIPMENT-6.7%
      620 EMC Corporation*                         67,735
      867 Sun Microsystems, Inc.*                  67,084
                                                ---------
                                                  134,819
                                                ---------
COMPUTER NETWORKING-3.4%
      639 Cisco Systems, Inc.*                     68,413
                                                ---------
COMPUTER SOFTWARE / SERVICES-17.1%
      578 Microsoft Corporation*                   67,445
      602 Oracle Corporation*                      67,424
      510 Sapient Corporation*                     71,846
      486 VERITAS Software Corporation*            69,528
      369 VeriSign, Inc.*                          70,525
                                                ---------
                                                  346,768
                                                ---------
CONSUMER SERVICES-3.4%
    2,573 Cendant Corporation*                     68,345
                                                ---------
FINANCIAL SERVICES-3.4%
    1,092 Fannie Mae                               68,182
                                                ---------
LEISURE & ENTERTAINMENT-6.8%
      902 America Online, Inc.*                    68,439
    1,148 Viacom, Inc. Class B*                    69,382
                                                ---------
                                                  137,821
                                                ---------
PUBLISHING & BROADCASTING-10.2%
      873 AMFM, Inc.*                              68,312
    1,204 AT&T Corporation-Liberty Media Group*    68,402
      710 EchoStar Communications Corporation*     69,048
                                                ---------
                                                  205,762
                                                ---------
RETAIL-3.4%
      742 Costco Wholesale Corporation*            67,661
                                                ---------
SEMICONDUCTORS & EQUIPMENT-6.8%
      251 Broadcom Corporation*                    68,350
      421 JDS Uniphase Corporation*                67,886
                                                ---------
                                                  136,236
                                                ---------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES-10.4%
      838 Level 3 Communications, Inc.*         $  68,507
      679 Sprint Corporation (PCS Group)*          69,598
      501 VoiceStream Wireless Corporation*        71,079
                                                ---------
                                                  209,184
                                                ---------
TELECOMMUNICATIONS EQUIPMENT-6.7%
      390 Qualcomm, Inc.*                          68,664
      983 RF Micro Devices, Inc.*                  67,090
                                                ---------
                                                  135,754
                                                ---------
TOTAL COMMON STOCK (DOMESTIC)
(COST-$1,701,587)                               1,713,067
                                                ---------
COMMON STOCKS (FOREIGN)-10.3%
ELECTRONICS-3.4%
      237 Sony Corporation Sponsored ADR (JA)      67,486
                                                ---------
TELECOMMUNICATION SERVICES-3.4%
      684 Nortel Networks Corporation (CA)         69,084
                                                ---------
TELECOMMUNICATIONS EQUIPMENT-3.5%
      372 Nokia Oyj Sponsored ADR(FI)              71,075
                                                ---------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$204,766)                                   207,645
                                                ---------


PRINCIPAL AMOUNT                                AMORTIZED COST
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTE-99.3%
$2,000,000 FHLMB Discount Note 1.30% 01/03/00   $1,999,856
                                                ----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$1,999,856)                      1,999,856
                                                ----------
TOTAL INVESTMENTS-194.6%
(COST-$3,906,209)                                3,920,568
OTHER ASSETS & LIABILITIES-(94.6%)
                                                (1,906,135)
                                                ----------
NET ASSETS-100.0%                               $2,014,433
                                                ==========


* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/99*

                                                           Since Inception
          1 Year            5 Years        10 Years            (3/1/88)
          ------            -------        --------        ---------------
          -3.77%             5.32%          5.17%               5.74%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT


                   GOVERNMENT      LEHMAN BROS.    LIPPER U.S.    CONSUMER
                   SECURITIES     U.S. TREASURY    GOVERNMENT      PRICE
                     FUND          COMP. INDEX     FUND INDEX      INDEX
                   ---------      -------------    -----------    --------

     12/89           10,000           10,000          10,000       10,000
     12/90           10,383           10,860          10,770       10,625
     12/91           11,735           12,529          11,381       10,941
     12/92           12,193           13,434          11,763       11,265
     12/93           12,925           14,877          12,077       11,582
     12/94           12,772           14,367          12,522       11,890
     12/95           14,193           17,004          13,202       12,191
     12/96           14,465           17,476          13,840       12,594
     12/97           15,604           19,130          14,435       12,808
     12/98           17,131           21,049          15,115       13,014
     12/99           16,477           20,518          15,396       13,354


--------------------------------------------------------------------------------
   MANAGEMENT OVERVIEW


    [PICTURE]
                     A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     MARGARET DANUSER

  The Dreyfus Founders Government Securities Fund posted a loss of 3.77% for the year ended December 31, 1999.

HOW DID BONDS PERFORM DURING THE YEAR?

In a year marked by rising interest rates, many fixed-income securities suffered. This was reflected by the -2.52% performance of the Fund's benchmark, the unmanaged Lehman Brothers U.S. Treasury Composite Index.

The Lehman Bros. U.S. Treasury Composite is composed of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, that have at least one year to maturity and an outstanding par value of at least $100 million.

  Performance shown is for Class F, which is open only to grandfathered investors.

WHAT WERE THE MAJOR DEVELOPMENTS IN THE FIXED-INCOME MARKET IN 1999?

Undoubtedly, the year's key events were the three short-term interest-rate hikes engineered by the Federal Reserve. The Fed is still wary of strong economic growth leading to wage pressures and to inflation, but has also acknowledged that technology has become an important means for businesses to increase productivity and offset that pressure.

  While there were scattered bond rallies throughout the year, the environment for fixed-income securities was decidedly negative. Yields on Treasury bonds (which move in an opposite direction to their prices) rose steadily throughout the year. 1999 was the worst year in 22 years for the long bond, which returned -14.22% including reinvested interest.

HOW DID YOU MANAGE THE FUND'S DURATION AMID THESE SHIFTING RATES?

In the first half, we took several opportunities to buy long-dated bonds in the oversold fixed-income marketplace, locking in higher yields. Believing that the Fed would raise rates again at its August meeting, we shortened the Fund's duration in the third quarter by reallocating assets to the short and intermediate areas of the yield curve.

  In the fourth quarter, we chose to raise the Fund's duration. We believed that, while economic growth was strong, inflation remained under control and that this would keep the Fed from hiking short-term rates for a third time in the year. Unfortunately, the Fed did raise interest rates, and our positions underperformed the short end of the yield curve.

WHAT DO YOU SEE FOR THE FIXED-INCOME MARKETPLACE IN THE YEAR AHEAD?

A strong economy is what ultimately influences the Fed and interest rates. We've yet to see any sort of slowdown, and inflation appears to be picking up. We expect recent announcements by the Treasury Department regarding the paydown of debt will affect the liquidity of the treasury market and the shape of the yield curve. The 10-year note is perceived to be the replacement "bellwether benchmark" for treasury bonds as the 30-year bond is progressively retired.




/s/ MARGARET DANUSER
Margaret Danuser
Fixed-Income Manager

DREYFUS FOUNDERS GOVERNMENT                             STATEMENT OF INVESTMENTS
SECURITIES FUND                                                DECEMBER 31, 1999



PRINCIPAL AMOUNT                                MARKET VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES-96.7%
U.S. AGENCIES-36.4%
 $500,000 Federal Home Loan Mortgage
         Corporation 6.25%
         Due 07/15/04                           $ 488,027
1,025,000 Federal Farm Credit Bank 6.55%
         Due 08/19/03                           1,016,809
  500,000 Federal Home Loan Mortgage
         Corporation 6.625%
         Due 09/15/09                             484,377
1,000,000 Federal Home Loan Mortgage
         Corporation 6.45%
         Callable 04/29/02
         Due 04/29/09                             933,072
  500,000 Federal National Mortgage
         Association 5.625%
         05/14/04                                 476,894
1,000,000 Federal National Mortgage
         Association 6.00%
         Due 05/15/08                             934,623
  500,000 Federal National Mortgage
         Association 6.5%
         08/15/04                                 493,087
                                                ---------
                                                4,826,889
                                                ---------
FANNIE MAE POOLS-10.8%
  558,926 Federal National Mortgage
         Association 7.00%
         03/01/12
         Pool #373543                             553,700
  926,295 Federal National Mortgage
         Association 6.50%
         04/01/28                                 876,507
                                                ---------
                                                1,430,207
                                                ---------
MORTGAGE-BACKED SECURITIES-4.1%
  549,559 Federal Home Loan Mortgage
         Corporation 7.50%
         11/01/29                                 544,521
                                                ---------

PRINCIPAL AMOUNT                                MARKET VALUE
--------------------------------------------------------------------------------

U.S. TREASURY BONDS-6.9%
 $350,000 U.S. Treasury Bond 7.625%
         02/15/25                               $  387,844
  500,000 U.S. Treasury Bond 7.25%
         08/15/22                                  527,188
                                                ----------
                                                   915,032
                                                ----------
U.S. TREASURY NOTES-38.5%
  500,000 U.S. Treasury Note 6.50%
         05/15/05                                  500,157
  500,000 U.S. Treasury Note 6.25%
         Due 02/15/07                              492,032
  650,000 U.S. Treasury Note 5.75%
         08/15/03                                  636,391
  500,000 U.S. Treasury Note 6.125%
         08/15/07                                  487,344
1,150,000 U.S. Treasury Note 6.50%
         Due 10/15/06                            1,146,766
  225,000 U.S. Treasury Note 7.875%
         Due 11/15/04                              238,008
  750,000 U.S. Treasury Note 5.625%
         05/15/08                                  705,469
  400,000 U.S. Treasury Note 7.00%
         07/15/06                                  409,750
  500,000 U.S. Treasury Note 6.25%
         08/31/02                                  499,685
                                                ----------
                                                 5,115,602
                                                ----------
TOTAL U.S. GOVERNMENT
SECURITIES
(COST-$13,260,235)                              12,832,251
                                                ----------
CORPORATE SHORT-TERM NOTES-4.6%
CONSUMER PRODUCTS-4.6%
  620,000 Hasbro, Inc. 5.00%
         01/03/00                                  619,828
                                                ----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$619,828)                          619,828
                                                ----------
TOTAL INVESTMENTS-101.3%
(COST-$13,880,063)                              13,452,079
OTHER ASSETS &
LIABILITIES-(1.3%)                                (176,142)
                                                ----------
NET ASSETS-100.0%                               $13,275,937
                                                ==========

SEE NOTES TO FINANCIAL STATEMENTS.

                                                    DREYFUS FOUNDERS GROWTH FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/99*

          1 Year            5 Years        10 Years         20 Years
          ------            -------        --------         --------
          39.06%             30.06%         20.07%           18.84%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                                                    LIPPER         CONSUMER
                    GROWTH           S&P         GROWTH FUND        PRICE
                     FUND         INDEX 500          INDEX           INDEX
                   ---------      ---------      ------------     ---------

   12/89             10,000        10,000           10,000          10,000
   12/90              8,939         9,685            9,457          10,625
   12/91             13,176        12,635           12,893          10,941
   12/92             13,745        13,597           13,878          11,265
   12/93             17,254        14,966           15,539          11,582
   12/94             16,677        15,160           15,294          11,890
   12/95             24,280        20,851           20,285          12,191
   12/96             28,302        25,645           23,831          12,594
   12/97             35,828        34,196           30,522          12,808
   12/98             44,797        43,966           36,650          13,014
   12/99             62,296        53,211           41,665          13,354


--------------------------------------------------------------------------------
   MANAGEMENT OVERVIEW

   [PICTURE]                                                    [PICTURE]

                    A DISCUSSION WITH PORTFOLIO MANAGERS
                    THOMAS ARRINGTON, CFA, LEFT, AND
                    SCOTT CHAPMAN, CFA

While large-company stocks, as represented by the Standard & Poor's 500 Index, experienced an unprecedented fifth consecutive year of 20%+ performance, the Dreyfus Founders Growth Fund's carefully constructed portfolio drove the Fund's Class F shares up 39.06% for the year ended December 31, 1999.

The Standard & Poor's (S&P) 500 Index is a widely recognized index of common stocks.

  The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

HOW DID THE FUND PERFORM RELATIVE TO ITS LARGE-COMPANY STOCKS AS A WHOLE?
The Dreyfus Founders Growth Fund Class F return almost doubled the performance of large-capitalization stocks (as represented by the S&P 500 Index), which gained 21.03% in 1999.

HOW WOULD YOU DESCRIBE THE PERFORMANCE OF GROWTH FUND'S MARKETPLACE IN 1999? Large-caps started off well in the first quarter, but April's stronger-than-expected economic news encouraged investors to move away from large companies and into smaller firms and cyclical stocks (whose performance is highly dependent upon the overall health of the economy).


                                 TOP 10 HOLDINGS
             --------------------------------------------------

              1. Microsoft Corporation              4.60%
              2. Cisco Systems, Inc.                4.09%
              3. General Electric Company           3.76%
              4. JDS Uniphase Corporation           2.71%
              5. Qualcomm, Inc.                     2.69%
              6. Sun Microsystems, Inc.             2.37%
              7. Intel Corporation                  2.36%
              8. Nokia Oyj Sponsored ADR            2.14%
              9. AT&T Corp.-Liberty Media Group     2.03%
             10. Time Warner, Inc.                  1.90%

             --------------------------------------------------
                PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  The second half saw some concerning economic news: higher interest rates, rising oil prices, and a federal judge ruling against Microsoft, America's largest public company. Nevertheless, large caps rose during the period--on the backs of technology stocks, which the market now believes have boosted worker productivity and changed the rate at which the economy can grow without overheating. Growth Fund was overweight in technology stocks throughout the year, and this had a significant impact on performance.

WHAT PORTFOLIO TRENDS EMERGED FROM YOUR RESEARCH THIS YEAR?

We've found three major secular trends that are moving today's market. We call them the BIG Theme:

o    The impressive market power of the baby boom generation

o    The explosive growth of the Internet

o The trend toward globalization, which is opening new markets for domestic goods and services

We've concluded that many of the best investment opportunities are influenced by one or more of these themes, and this


                              PORTFOLIO AT A GLANCE
                  ---------------------------------------------

                    Total assets-Class F: $3,323.6 million
                    NAV-Class F on 12/31/99 $23.87
                    One year total return-Class F: 39.06%
                    Net expense ratio-Class F: 1.08%
                    Inception date-Class F: 1/5/62

                  ---------------------------------------------
has proven a valuable tool in locating new companies with long-term potential.

WHICH PORTFOLIO HOLDINGS EXCELLED IN 1999?

Technology stocks accounted for many of the year's top performers. Especially noteworthy are firms that are benefiting from the advent of the "Internet economy," companies such as Qualcomm, VeriSign, JDS Uniphase, Oracle, and Yahoo.



                              PORTFOLIO COMPOSITION
               --------------------------------------------------

                            42.9%   Technology
                            13.7%   Consumer Staples
                            12.5%   Consumer Cyclicals
                            8.3%    Healthcare
                            7.6%    Telecom Services
                            7.1%    Financial
                            4.9%    Capital Goods
                            3.0%    Cash & Equivalents

               --------------------------------------------------
                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


  While few other sectors beyond technology performed well over the course of the year, the Fund's performance was boosted in the fourth quarter by three major retailing firms, Wal-Mart, Home Depot, and Costco.

WHICH OF THE YEAR'S EVENTS PROVED MOST DIFFICULT FOR THE GROWTH FUND?

April's rotation away from large-company stocks was challenging to the Fund's portfolio, but we believed that this represented healthy profit taking and would not cause us any long-term concern. The second half's interest-rate hikes by the Fed were not overly detrimental to Fund performance. We believed in the fundamental strength of our stock picks, and it is because we stood by them that we ended the year up nearly 40%.

WHAT IS YOUR OUTLOOK FOR 2000?

The economy continues to grow at a brisk pace, and inflation continues to be subdued. While this has caused some concern about further Fed tightening, we believe this is convincing evidence that technology has helped give birth to a new economy, one in which higher productivity may lead to the possibility of higher, noninflationary growth. We believe that this is an environment that has much to offer the branded, fundamentally strong large- and mid-cap growth companies that the Growth Fund focuses upon.

DREYFUS FOUNDERS GROWTH FUND

SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-92.1%
AUTOMOTIVE-1.5%
  536,400 General Motors Corporation Class H *  $51,494,400
                                                -----------
BANKING-2.0%
  686,514 Citigroup, Inc.                        38,144,434
  183,311 Fifth Third Bancorp                    13,438,988
  379,054 Wells Fargo Company                    15,327,996
                                                -----------
                                                 66,911,418
                                                -----------
BIOTECHNOLOGY-1.4%
  162,154 Amgen, Inc. *                           9,729,240
  198,600 Chiron Corporation *                    8,403,263
  213,207 Genentech, Inc. *                      28,676,342
                                                -----------
                                                 46,808,845
                                                -----------
BUSINESS SERVICES-1.1%
   79,349 Amdocs Limited *                        2,737,541
  131,468 Cintas Corporation *                    6,976,021
  476,015 The Interpublic Group of Companies,
         Inc.                                    27,460,115
                                                -----------
                                                 37,173,677
                                                -----------
COMPUTER EQUIPMENT-4.7%
  341,100 Apple Computer, Inc.                   35,048,025
  399,880 EMC Corporation *                      43,686,890
1,019,632 Sun Microsystems, Inc.*                78,894,026
                                                -----------
                                                157,628,941
                                                -----------
COMPUTER NETWORKING-4.1%
1,271,257 Cisco Systems, Inc. *                 136,103,953
                                                -----------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-13.5%
  555,236 Automatic Data Processing, Inc.       $29,913,340
  118,625 BMC Software, Inc. *                    9,475,172
1,310,619 Microsoft Corporation *               152,932,855
  448,800 Oracle Corporation *                   50,265,600
  108,650 Phone.com, Inc. *                      12,596,609
   88,550 RealNetworks, Inc. *                   10,653,672
  257,300 Redback Networks Inc. *                45,461,694
   90,800 Sapient Corporation *                  12,791,450
  177,550 Siebel Systems, Inc. *                 14,958,588
  198,112 VERITAS Software Corporation           28,342,398
  122,375 VeriSign, Inc. *                       23,388,922
  117,577 Yahoo! Inc. *                          50,874,098
  275,450 go.com *                                6,559,153
                                                -----------
                                                448,213,551
                                                -----------
CONSUMER PRODUCTS-2.6%
  364,831 Colgate-Palmolive Company              23,714,015
  751,245 The Dial Corporation                   18,264,644
  344,064 Gillette Company                       14,171,136
  276,075 The Procter & Gamble Company           30,247,467
                                                -----------
                                                 86,397,262
                                                -----------
CONSUMER SERVICES-1.4%
  689,200 Cendant Corporation *                  18,306,875
  865,739 DeVry, Inc. *                          16,124,389
  162,423 United Parcel Service, Inc.            11,207,187
                                                -----------
                                                 45,638,451
                                                -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

DIVERSIFIED-1.1%
   19,611 Berkshire Hathaway, Inc. *            $35,888,130
                                                -----------
ELECTRONICS-5.3%
  808,336 General Electric Company              125,089,996
  160,650 Jabil Circuit, Inc. *                  11,727,450
  251,968 PE Corp-PE Biosystems Group            30,314,900
   92,576 Solectron Corporation *                 8,806,292
                                                -----------
                                                175,938,638
                                                -----------
FINANCIAL SERVICES-2.3%
  252,230 Associates First Capital Corporation
         Class A                                  6,920,561
  407,757 The Charles Schwab Corporation         15,647,675
  414,146 Fannie Mae                             25,858,241
  249,075 Merrill Lynch & Company, Inc. *        20,797,763
  129,268 Northern Trust Corporation              6,899,680
                                                -----------
                                                 76,123,920
                                                -----------
FOOD & BEVERAGE-1.2%
  707,862 The Coca-Cola Company                  41,232,962
                                                -----------
HEALTHCARE SERVICES-0.9%
1,143,641 IMS Health Incorporated                31,092,740
                                                -----------
INSURANCE-2.4%
  392,023 American International Group, Inc.     42,387,487
  385,273 Marsh & McLennan Companies, Inc.       36,865,810
                                                -----------
                                                 79,253,297
                                                -----------
LEISURE & ENTERTAINMENT-4.0%
  645,400 America Online, Inc. *                 48,687,363
  254,909 Carnival Corporation Class A 12,187,837
  144,307 Harley-Davidson, Inc.                   9,244,667
1,044,550 Viacom, Inc. Class B *                 63,129,991
                                                -----------
                                                133,249,858
                                                -----------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

MANUFACTURING-0.9%
  324,943 Danaher Corporation                   $15,678,500
  331,110 Tyco International Limited             12,871,901
                                                -----------
                                                 28,550,401
                                                -----------
MEDICAL SUPPLIES & EQUIPMENT-1.0%
  316,575 Guidant Corporation *                  14,879,025
  510,702 Medtronic, Inc.*                       18,608,704
                                                -----------
                                                 33,487,729
                                                -----------
PHARMACEUTICALS-5.0%
  703,364 Bristol-Myers Squibb Company           45,147,177
   60,975 MedImmune, Inc.*                       10,106,606
  391,115 Merck & Company, Inc.                  26,229,150
  873,053 Pfizer, Inc.                           28,319,657
  686,971 Warner-Lambert Company                 56,288,686
                                                -----------
                                                166,091,276
                                                -----------
PUBLISHING & BROADCASTING-10.2%
  794,937 AMFM, Inc.*                            62,203,820
1,186,975 AT&T Corporation--
         Liberty Media Group*                    67,360,831
1,020,397 Comcast Corporation Special Class A    51,530,049
  415,702 EchoStar Communications Corporation *  40,427,020
  443,730 Gannett Company, Inc.                  36,191,728
  871,631 Time Warner, Inc.                      63,138,771
  317,900 USA Networks, Inc. *                   17,544,106
                                                -----------
                                                338,396,325
                                                -----------
RESTAURANTS-0.2%
  152,551 McDonald's Corporation                  6,149,712
                                                -----------

DREYFUS FOUNDERS GROWTH FUND


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

RETAIL-6.1%
  133,625 Amazon.com, Inc. *                    $10,172,203
  637,791 Costco Wholesale Corporation *         58,158,567
  907,263 The Home Depot, Inc.                   62,204,219
  141,361 Intimate Brands, Inc.                   6,096,193
  239,806 Kohl's Corporation *                   17,310,996
  103,225 Tandy Corporation                       5,077,380
  644,715 Wal-Mart Stores, Inc.                  44,565,924
                                                -----------
                                                203,585,482
                                                -----------
SEMICONDUCTORS & EQUIPMENT-7.8%
  150,925 Applied Micro Circuits Corporation *   19,167,475
  955,112 Intel Corporation                      78,557,962
  559,206 JDS Uniphase Corporation *             90,171,968
  333,550 Maxim Integrated Products, Inc. *      15,718,544
  579,600 Texas Instruments Inc.                 56,148,750
                                                -----------
                                                259,764,699
                                                -----------
TELECOMMUNICATION SERVICES-5.5%
  155,875 General Instrument Corporation *       13,249,375
  311,456 Infonet Services
         Corporation *                            8,175,720
  287,950 Level 3 Communications, Inc. *         23,539,913



SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

  259,908 MCI WorldCom, Inc. *                  $13,775,124
  265,500 Nextel Communications, Inc. *          27,363,094
  216,700 Sprint Corporation (PCS Group) *       22,211,750
  322,700 VoiceStream Wireless Corporation *     45,783,062
  191,275 Western Wireless Corporation *         12,743,697
  191,725 WinStar Communications, Inc. *         14,403,341
                                                -----------
                                                181,245,076
                                                -----------
TELECOMMUNICATIONS EQUIPMENT-5.9%
  154,025 Comverse Technology, Inc. *            22,285,483
  207,507 Lucent Technologies Inc.               15,524,117
  111,070 Motorola, Inc.                         16,355,058
   87,050 Omnipoint Corporation *                10,478,644
  507,600 Qualcomm, Inc. *                       89,369,325
  295,525 RF Micro Devices, Inc. *               20,169,581
   15,008 Sycamore Networks, Inc. *               4,556,804
  147,855 Tellabs, Inc. *                         9,481,202
  243,025 Williams Communications Group, Inc. *   7,032,536
                                                -----------
                                                195,252,750
                                                -----------

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999
                                                                     (CONTINUED)


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$2,205,561,334)                            $3,061,673,493
                                                 -------------
COMMON STOCKS (FOREIGN)-4.9%
ELECTRONICS-0.7%
    79,525 Sony Corporation Sponsored ADR (JA)      22,644,744
                                                 -------------
SEMICONDUCTORS & EQUIPMENT-0.6%
   125,708 PMC-Sierra, Inc. Sponsored ADR (CA) *    20,144,707
                                                 -------------
TELECOMMUNICATION SERVICES-1.4%
   349,025 Nortel Networks Corporation (CA)         35,251,525
   248,190 Vodafone AirTouch PLC Sponsored ADR
          (UK)                                      12,285,405
                                                 -------------
                                                    47,536,930
TELECOMMUNICATIONS EQUIPMENT-2.2%
   374,402 Nokia Oyj Sponsored ADR (FI)             71,136,380
                                                 -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$97,370,627)
                                                   161,462,761
                                                 -------------



PRINCIPAL AMOUNT                                AMORTIZED COST
--------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-1.2%
FINANCIAL SERVICES-1.2%
$40,000,000 American Express Credit Corporation
          1.50% 01/03/00                         $  39,996,667
                                                 -------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$39,996,667)
                                                    39,996,667
                                                 -------------
AGENCY DISCOUNT NOTE-1.8%
U.S. AGENCIES-1.8%
61,200,000 Federal National Mortgage Association
          3.75% 01/05/00                            61,174,500
                                                 -------------
TOTAL AGENCY
DISCOUNT NOTE
(AMORTIZED COST-$61,174,500)
                                                    61,174,500
                                                 -------------
TOTAL INVESTMENTS-100.0%
(COST-$2,404,103,128)                            3,324,307,421
OTHER ASSETS &
LIABILITIES-(0.0%)                                    (701,461)
                                                 -------------
NET ASSETS-100.0%                                $3,323,605,960
                                                 =============


* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS GROWTH AND INCOME FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/99*


          1 Year            5 Years        10 Years          20 Years
          ------            -------        --------          ---------
          15.03%             21.03%         14.41%             15.20%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT


                   GROWTH AND                     LIPPER GROWTH      CONSUMER
                     INCOME                         AND INCOME        PRICE
                      FUND        S&P 500 INDEX     FUND INDEX        INDEX
                   ---------      -------------    ------------      --------

   12/31/89         10,000           10,000           10,000         10,000
   12/31/90         10,044            9,685            9,400         10,625
   12/31/91         12,890           12,635           12,009         10,941
   12/31/92         12,857           13,597           13,166         11,265
   12/31/93         14,720           14,966           15,092         11,582
   12/31/94         14,797           15,160           15,029         11,890
   12/31/95         19,097           20,851           19,715         12,191
   12/31/96         23,751           25,645           23,795         12,594
   12/31/97         28,368           34,196           30,208         12,808
   12/31/98         33,412           43,966           35,916         13,014
   12/31/99         38,435           53,211           40,179         13,354


--------------------------------------------------------------------------------
   MANAGEMENT OVERVIEW

     [PICTURE]
                     A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     THOMAS ARRINGTON, CFA


The Dreyfus Founders Growth and Income Fund (Class F) posted another year of positive performance in 1999, rising 15.03% for the year ended December 31, 1999.

HOW DID THIS RETURN COMPARE WITH THE PERFORMANCE OF THE LARGE-CAPITALIZATION STOCK MARKET?

Large caps continued their rise in 1999, though much of the returns were confined to the market's technology stocks. The unmanaged Standard & Poor's 500 Index advanced 21.03% for the year. The Fund was conservatively positioned in the first month of 1999, and this somewhat hampered its total return.

The Standard & Poor's (S&P) 500 Index is a widely recognized index of common stocks.

  The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

WHAT FACTORS DROVE LARGE-COMPANY PERFORMANCE IN 1999?

Investors continued to favor the market's blue chip firms in the opening months of the year. However, by April it appeared that U.S. and international economic growth might strengthen, and investors fled many high-valuation large caps, instead seeking growth in value stocks, small- and mid-cap companies, and cyclicals. While this put downward pressure on many of our largest positions, several previously lagging industries (such as chemical, energy, and utility stocks) began to rise.


                                TOP 10 HOLDINGS
                --------------------------------------------------

                   1. Microsoft Corporation              4.84%
                   2. General Electric Company           4.34%
                   3. Cisco Systems, Inc.                4.19%
                   4. Exxon Corporation                  2.64%
                   5. AMFM, Inc.                         2.43%
                   6. Citigroup, Inc.                    1.90%
                   7. Viacom, Inc. Class B               1.81%
                   8. AT&T Corp.-Liberty Media Group     1.71%
                   9. Time Warner, Inc.                  1.68%
                  10. Intel Corporation                  1.57%

                --------------------------------------------------
                     PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  Technology stocks were the compelling story in the second half, despite worries about the impact of Y2K concerns. Investors flocked to these issues, believing that business' ability to boost worker productivity through technological enhancements may reduce wage-related inflationary pressures. This did not keep the Federal Reserve, however, from raising short-term interest rates three times in 1999, though these hikes did not result in any major market selloffs.

HOW DID YOU REACT TO THE CHANGING MARKET CONDITIONS?

After I took over management of Growth and Income Fund in February, I took steps to restructure the Fund, which had been defensively positioned at the top of the year. We sold off much of the Fund's fixed-income positions and reduced our exposure to some underperforming sectors, reallocating the assets to attractive growth opportunities in technology and communications stocks. These moves helped shake the Fund out of its doldrums and provided solid returns throughout the remainder of the year.


                              PORTFOLIO AT A GLANCE
                   ---------------------------------------------

                        Total assets-Class F: $535.0 million
                        NAV-Class F on 12/31/99: $7.61
                        One year total return-Class F: 15.03%
                        Net expense ratio-Class F: 1.12%
                        Inception date-Class F: 7/5/38

                  ----------------------------------------------


  Other sectors saw up-and-down performance. Healthcare companies, for example, lagged for much of the year due to worries about drug patent expirations and

Medicare reform. However, several prominent healthcare firms (including Merck and Warner Lambert) soared near year's end as investors sought safe haven from the potential earnings disappointments related to the Y2K issue.

WHAT WERE SOME OF THE FUND'S BEST PERFORMERS IN 1999?

Technology stocks were the shining stars of many portfolios this year, and the Growth and Income Fund was no exception. Several of our holdings posted stunning returns for the year, each boosted by surges in the fourth quarter.


                              PORTFOLIO COMPOSITION
                --------------------------------------------------

                             25.8%    Technology
                             14.4%    Consumer Staples
                             11.4%    Consumer Cyclicals
                              0.2%    Business Services
                              1.1%    Basic Materials
                              1.2%    Cash & Equivalents
                              2.0%    Utilities
                              7.0%    Energy
                              7.2%    Capital Goods
                              8.2%    Healthcare
                              9.5%    Telecom Services
                             12.0%    Financial

                --------------------------------------------------
                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


  We also saw positive performance from consumer cyclical stocks. Dominant retailers Home Depot, Wal-Mart, and Costco each had strong operating results near the end of the year, and investors took notice.

WERE THERE ANY AREAS OF DISAPPOINTMENT DURING THE YEAR?

Our large position in healthcare stocks (29% at the beginning of the year) was generally a detriment to performance in January. We did reduce our healthcare weighting in February, focusing our attention on several of the industry's highest-quality names, and this helped the Fund a great deal.

WHAT LIES AHEAD FOR THE LARGE-COMPANY MARKETPLACE?

We believe that, over time, investors follow earnings; and consequently, we feel that the market will return to encompassing the potential of the entire large-cap marketplace. With its focus on large, well-established, stable, and mature growth companies, Growth and Income Fund will seek to capitalized on these trends.




/s/ THOMAS ARRINGTON
Thomas Arrington, CFA
Portfolio Manager

DREYFUS FOUNDERS GROWTH AND                             STATEMENT OF INVESTMENTS
INCOME FUND                                                    DECEMBER 31, 1999


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-94.7%
AEROSPACE-0.4%
   36,725 United Technologies Corporation       $2,387,125
                                                ----------
AUTOMOTIVE-1.5%
   81,825 General Motors Corporation Class H*    7,855,200
                                                ----------
BANKING-6.0%
   88,700 Bank of America Corporation            4,451,631
  183,237 Citigroup, Inc.                       10,181,106
   74,200 Fifth Third Bancorp                    5,439,788
   37,500 SunTrust Banks, Inc.                   2,580,469
   45,475 The Chase Manhattan Corporation        3,532,839
  144,400 Wells Fargo Company                    5,839,175
                                                ----------
                                                32,025,008
                                                ----------
BIOTECHNOLOGY-1.2%
   41,700 Amgen, Inc.*                           2,502,000
   27,234 Genentech, Inc.*                       3,662,973
                                                ----------
                                                 6,164,973
                                                ----------
BUSINESS SERVICES-1.5%
   22,000 Cintas Corporation*                    1,167,375
   20,250 Computer Sciences
         Corporation*                            1,916,156
   19,525 Electronic Data Systems Corporation    1,306,955
   42,900 Fiserv, Inc.*                          1,638,244
   33,500 The Interpublic Group of Companies,
         Inc.                                    1,932,531
                                                ----------
                                                 7,961,261
                                                ----------
CHEMICALS-1.1%
   55,775 E.I. du Pont de Nemours and Company    3,674,178
   56,975 Great Lakes Chemical Corporation       2,175,733
                                                ----------
                                                 5,849,911
                                                ----------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

COMPUTER EQUIPMENT-4.9%
   77,575 Apple Computer, Inc.                  $7,970,831
   51,275 EMC Corporation*                       5,601,794
   28,525 Hewlett-Packard Company                3,250,067
   23,225 International Business Machines
         Corporation                             2,508,300
   89,650 Sun Microsystems, Inc.*                6,936,669
                                                ----------
                                                26,267,661
                                                ----------
COMPUTER NETWORKING-4.2%
  209,250 Cisco Systems, Inc.*                  22,402,828
                                                ----------
COMPUTER SOFTWARE/SERVICES-9.1%
  128,375 Automatic Data Processing, Inc.        6,916,203
   42,050 BMC Software, Inc.*                    3,358,744
  221,825 Microsoft Corporation*                25,884,205
   67,775 Oracle Corporation*                    7,590,800
   12,000 Yahoo! Inc.*                           5,192,250
                                                ----------
                                                48,942,202
                                                ----------
CONSUMER PRODUCTS-2.8%
   51,600 Colgate-Palmolive Company              3,354,000
  166,675 The Dial Corporation                   4,052,286
   47,975 Gillette Company                       1,975,970
   51,725 The Procter & Gamble Company           5,667,120
                                                ----------
                                                15,049,376
                                                ----------
CONSUMER SERVICES-1.1%
  116,650 Cendant Corporation*                   3,098,516
   48,350 DeVry, Inc.*                             900,519
   29,027 United Parcel Service, Inc.            2,002,863
                                                ----------
                                                 6,001,898
                                                ----------
DIVERSIFIED-0.5%
    1,375 Berkshire Hathaway, Inc.*              2,516,250
                                                ----------
ELECTRONICS-5.2%
  149,900 General Electric Company              23,197,025
   25,900 PE Corp-PE Biosystems Group            3,116,094
   17,550 Solectron Corporation*                 1,669,444
                                                ----------
                                                27,982,563
                                                ----------


* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS GROWTH AND INCOME FUND


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES-3.7%
   11,750 American Express Company              $1,953,438
   43,000 Associates First Capital Corporation
         Class A                                 1,179,813
   44,750 The Charles Schwab Corporation         1,717,281
   76,650 Fannie Mae                             4,785,834
   44,325 Merrill Lynch &
         Company, Inc.*                          3,701,138
   23,175 Morgan Stanley Dean Witter & Company*  3,308,231
   58,950 Northern Trust Corporation             3,146,456
                                                ----------
                                                19,792,191
                                                ----------
FOOD & BEVERAGE-1.1%
   34,925 PepsiCo, Inc.                          1,231,106
   82,150 The Coca-Cola Company                  4,785,238
                                                ----------
                                                 6,016,344
                                                ----------
HEALTHCARE SERVICES-1.0%
  197,475 IMS Health Incorporated                5,368,852
                                                ----------
INSURANCE-2.1%
   59,150 American International Group, Inc.     6,395,594
   53,250 Marsh & McLennan Companies, Inc.       5,095,359
                                                ----------
                                                11,490,953
                                                ----------
LEISURE & ENTERTAINMENT-3.0%
   69,500 America Online, Inc.*                  5,242,906
   28,100 Carnival Corporation Class A           1,343,531
  159,950 Viacom, Inc. Class B*                  9,666,978
                                                ----------
                                                16,253,415
MACHINERY-0.3%
   32,225 Deere & Company                        1,397,759
                                                ----------
MANUFACTURING-2.0%
   49,500 Danaher Corporation                    2,388,375
   39,500 Honeywell International, Inc.          2,278,656
  153,600 Tyco International Limited             5,971,200
                                                ----------
                                                10,638,231
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-1.2%
   36,200 Baxter International, Inc.             2,273,813
   42,275 Johnson & Johnson                      3,936,859
                                                ----------
                                                 6,210,672
                                                ----------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

OIL & GAS-6.0%
   51,425 Chevron Corporation                   $4,454,691
  136,100 Conoco, Inc.                           3,368,475
  134,200 Enron Corporation                      5,955,125
  175,110 Exxon Corporation                     14,107,327
   78,050 Texaco Inc.                            4,239,091
                                                ----------
                                                32,124,709
                                                ----------
PHARMACEUTICALS-4.9%
   56,550 Abbott Laboratories                    2,053,472
   58,425 American Home Products Corporation     2,304,136
  115,250 Bristol-Myers Squibb Company           7,397,609
   70,025 Merck & Company, Inc.                  4,696,052
   72,250 Pfizer Inc.                            2,343,609
   46,125 Pharmacia & Upjohn, Inc.               2,075,625
   63,800 Warner-Lambert Company                 5,227,613
                                                ----------
                                                26,098,116
                                                ----------
PUBLISHING & BROADCASTING-10.4%
  166,025 AMFM, Inc.*                           12,991,456
  161,025 AT&T Corp.-Liberty Media Group*        9,138,169
   34,700 CBS Corporation*                       2,218,631
   99,200 Comcast Corporation Special Class A    5,009,600
   27,806 Cox Communications, Inc.*              1,432,009
   33,400 EchoStar Communications Corporation*   3,248,150
   60,375 Gannett Company, Inc.                  4,924,336
   98,400 MediaOne Group, Inc.*                  7,558,350
  124,125 Time Warner, Inc.                      8,991,305
                                                ----------
                                                55,512,006
                                                ----------
RESTAURANTS-0.5%
   61,750 McDonald's Corporation                 2,489,297
                                                ----------
RETAIL-4.7%
   49,075 Costco Wholesale Corporation*          4,475,027
  110,325 The Home Depot, Inc.                   7,564,158
   60,191 Intimate Brands, Inc.                  2,595,737
   22,450 Kohl's Corporation*                    1,620,609
   18,400 Tandy Corporation                        905,050
  117,900 Wal-Mart Stores, Inc.                  8,149,838
                                                ----------
                                                25,310,419
                                                ----------

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999
                                                                     (CONTINUED)


SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

SEMICONDUCTORS & EQUIPMENT-2.6%
   101,975 Intel Corporation                     $ 8,387,444
    18,800 Linear Technology Corporation           1,345,375
    41,675 Texas Instruments Inc.                  4,037,266
                                                 -----------
                                                  13,770,085
                                                 -----------
TELECOMMUNICATION SERVICES-7.4%
    58,825 Alltel Corporation*                     4,864,092
    73,825 Bellsouth Corporation                   3,455,933
   100,875 GTE Corporation                         7,117,992
    55,400 General Instrument Corporation*         4,709,000
    52,700 Infonet Services Corporation*           1,383,375
   124,275 MCI WorldCom, Inc.*                     6,586,575
    16,838 Nextel Communications, Inc.*            1,735,366
   107,875 SBC Communications, Inc.                5,258,906
    26,400 Sprint Corporation                      1,777,050
    17,800 VoiceStream Wireless Corporation*       2,525,375
                                                 -----------
                                                  39,413,664
                                                 -----------
TELECOMMUNICATIONS EQUIPMENT-2.3%
    22,150 Comverse Technology, Inc.*              3,204,828
    34,525 Lucent Technologies Inc.                2,582,902
    23,975 Motorola, Inc.                          3,530,319
    15,550 Omnipoint Corporation*                  1,871,831
    21,100 Tellabs, Inc.*                          1,353,038
                                                 -----------
                                                  12,542,918
                                                 -----------
UTILITIES-2.0%
   122,625 Duke Energy Corporation                 6,146,578
    43,175 Edison International                    1,130,645
    40,225 The Montana Power Company               1,450,614
    90,150 The Southern Company                    2,118,525
                                                 -----------
                                                  10,846,362
                                                 -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$410,144,595)                              506,682,249
                                                 -----------



SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-4.5%
LEISURE & ENTERTAINMENT-0.5%
    54,475 The Seagram Company Limited Sponsored
          ADR (CA)                               $ 2,447,970
                                                 -----------
OIL & GAS-1.1%
    95,875 Royal Dutch Petroleum Company (NE)      5,794,445
                                                 -----------
TELECOMMUNICATION SERVICES-1.6%
    65,600 Nortel Networks Corporation (CA)        6,625,600
    36,500 Vodafone AirTouch PLC Sponsored ADR
          (UK)                                     1,829,419
                                                 -----------
                                                   8,455,019
                                                 -----------
TELECOMMUNICATIONS EQUIPMENT-1.3%
    38,150 Nokia Oyj (FI)                          7,248,500
                                                 -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$13,392,553)                                23,945,934
                                                 -----------


PRINCIPAL AMOUNT                                 AMORTIZED COST
--------------------------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-1.0%
FINANCIAL SERVICES-1.0%
$5,600,000 American Express Credit Corporation
          1.50% 01/03/00                           5,599,533
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$5,599,533)                        5,599,533
                                                 -----------
TOTAL INVESTMENTS-100.2%
(COST-$429,136,681)                              536,227,716
OTHER ASSETS &
LIABILITIES-(0.2%)                                (1,193,020)
                                                 -----------
NET ASSETS-100.0%                                $535,034,696
                                                 ===========


* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/99*

                                                Since Inception
                  1 Year         3 Years           (12/29/95)
                  ------         -------         ---------------
                  58.71%          29.19%             25.85%


             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                                         MSCI WORLD        CONSUMER
                    INTERNATIONAL         EX U.S.           PRICE
                     EQUITY FUND           INDEX            INDEX
                    -------------        ----------        ---------


    12/31/95            10,000             10,000            10,000
    12/31/96            11,860             10,686            10,330
    12/31/97            13,770             10,929            10,506
    12/31/98            16,112             12,980            10,674
    12/31/99            25,570             16,604            10,953


--------------------------------------------------------------------------------
   MANAGEMENT OVERVIEW


    [PICTURE]        A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     DOUGLAS LOEFFLER, CFA


International markets, as a whole, had a strong year, with select markets around the world prospering, while others struggled.

Due to strong stock selection and the freedom to seek growth wherever it may be found, the Dreyfus Founders International Equity Fund (Class F) returned 58.71% for the year ended December 31, 1999.

HOW DID THE FUND PERFORM RELATIVE TO INTERNATIONAL MARKETS AS A WHOLE?

The Fund's benchmark, the unmanaged Morgan Stanley Capital International World ex U.S. Index, returned 27.93%. While this bested the performance of large domestic stocks (represented by the S&P 500 Index), it was not even half the return posted by International Equity.



The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an arithmetical average of the performance of a number of select securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes. The Standard & Poor's (S&P) 500 Index is a widely recognized index of common stocks.

  The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.
  Part of the Fund's historical performance is due to the allocation to the Fund of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

WHAT FACTORS DROVE THE INTERNATIONAL EQUITY MARKETPLACE IN 1999?

There was great diversity in the performance of individual regions. Europe, for example, began the year well, but weakness in the Euro and in Germany's economy dampened markets until a fourth-quarter surge. This encouraged us early in the year to trim some of our positions and reallocate the assets to promising companies in Japan, the United Kingdom, and emerging markets.


                                 TOP 10 HOLDINGS
             --------------------------------------------------

             1. Sony Corporation                          2.91%
             2. Nippon Telegraph and Telephone            2.35%
             3. Esat Telecom Group PLC Sponsored ADR      2.33%
             4. NTT Mobile Communications                 2.26%
             5. Mannesmann AG                             2.19%
             6. Partner Comm. Co. Ltd. ADR                2.11%
             7. Telefonica Publicidad 144A                1.91%
             8. Petroleo Brasileiro SA                    1.85%
             9. Perlos Oyj                                1.79%
            10. China Telecom Limited                     1.76%

             --------------------------------------------------
                   PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  Economic health in Asia boosted markets all along the Pacific Rim. Japan in particular flourished, thanks to increased interest by foreign investors. The Japanese market also benefited from global interest in technology stocks and a hope for economic recovery in Japan. The Fund prospered along with this trend, as our Japanese weighting increased through much of the second half.

WERE THERE ANY DOMINANT THEMES IN THE FUND'S PORTFOLIO?

We found many exceptional opportunities throughout the year in the telecommunications sector, including both equipment and service providers. Growth continues to be strong in mobile telephony around the world, and we have increased our exposure to start-up fixed-line operators in Europe. These companies are taking advantage of the beginning of a data boom and are already benefiting strongly from Internet-related traffic.


                              PORTFOLIO AT A GLANCE
                  ---------------------------------------------

                      Total assets-Class F: $35.6 million
                      NAV-Class F on 12/31/99: $19.87
                      One year total return-Class F: 58.71%
                      Net expense ratio-Class F: 1.80%
                      Inception date-Class F: 12/29/95

                  ---------------------------------------------


WHICH FUND HOLDINGS WERE YOU MOST PLEASED WITH DURING THE YEAR?

One of the Fund's top holdings was NTT of Japan. We continue to like the Japanese telecommunications sector in general, but believe that the most value at year-end lay with NTT, the dominant fixed-line operator and the parent company of NTT Docomo, the major cellular player.

  Another of our major holdings was VNU, a Dutch publisher. VNU last year acquired several European phone directory publishers which we believe are well-suited to capitalize on the Internet's growth by facilitating e-commerce. VNU is putting the yellow pages online. Since 60% of all yellow pages consultations result in a purchase, we believe yellow pages publishers like VNU are well-suited to capitalize on e-commerce growth.


                              PORTFOLIO COMPOSITION
                --------------------------------------------------

                             23.8%    Other Countries
                             17.6%    Japan
                             11.5%    Netherlands
                             11.0%    United Kingdom
                              9.4%    France
                              5.4%    Germany
                              5.1%    Spain
                              4.5%    Italy
                              3.8%    Sweden
                              3.8%    Finland
                              3.7%    Switzerland
                              0.4%    Cash & Equivalents

                --------------------------------------------------
                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


WERE THERE ANY AREAS OF DIFFICULTY FOR THE FUND DURING THE YEAR?

As occurred in the U.S., investors abroad made a sudden shift toward value and cyclical stocks in the first half of the year. While this did put some downward pressure on Fund performance, our focus on bottom-up stockpicking led us to outperform our benchmark.

WHAT DO YOU BELIEVE LIES AHEAD FOR INTERNATIONAL MARKETS?

We believe that the current international investing environment is quite positive: corporate earnings growth is strong, Asia's recovery remains on track, and Europe looks as if its late-1999 rally may become a longer-term rise. But whatever happens in the international economic arena, we intend to stick to the strategy that's been behind our performance all along--finding the companies with the most promising earnings-growth prospects, wherever they may be located.




/s/ DOUGLAS LOEFFLER
Douglas Loeffler, CFA
Portfolio Manager

Investment in foreign securities may entail unique risks, including political, market, and currency risks.

DREYFUS FOUNDERS INTERNATIONAL                          STATEMENT OF INVESTMENTS
EQUITY FUND                                                    DECEMBER 31, 1999


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-99.6%
BANKING-6.9%
   31,625 Banco Santander Central Hispano SA
         (SP)                                   $ 356,284
    8,350 Bank Austria AG (AT) *                  468,678
   34,912 DBS Group Holdings Limited (SG)         572,087
    5,525 Deutsche Bank AG (GE)                   464,339
   24,000 ForeningsSparbanken AB (SW)             351,165
   45,000 The Sakura Bank, Limited (JA)           260,271
                                                ---------
                                                2,472,824
                                                ---------
BUSINESS SERVICES-3.1%
      975 Altran Technologies SA (FR)             586,349
   32,500 WPP Group PLC (UK)                      513,820
                                                ---------
                                                1,100,169
                                                ---------
CHEMICALS-1.0%
    6,300 Aventis SA (FR)                         364,348
                                                ---------
COMPUTER SOFTWARE/SERVICES-1.1%
    5,050 Getronics NV (NE)                       400,882
                                                ---------
CONSTRUCTION-1.3%
   59,000 Brisa-Auto Estradas de Portugal SA
         (PO)                                     450,616
                                                ---------
CONSUMER PRODUCTS-2.4%
   29,875 Reckitt Benckiser PLC (UK) *            279,491
      500 The Swatch Group AG (SZ)                572,874
                                                ---------
                                                  852,365
                                                ---------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

ELECTRONICS-11.8%
    2,600 Citizen Electronics Company Limited
         (JA)                                   $ 469,933
   19,000 NEC Corporation (JA)                    452,005
   66,000 Natsteel Electronics Limited (SG)       348,619
   18,150 Perlos Oyj (FI) *                       636,714
    2,900 Philips Electronics NV New York
         Shares Sponsored                         391,500
         ADR (NE)
    3,500 Sony Corporation (JA)                 1,036,100
    3,000 TDK Corporation (JA)                    413,561
    8,950 Thomson Multimedia (FR) *               479,929
                                                ---------
                                                4,228,361
                                                ---------
ENVIRONMENTAL SERVICES-1.7%
   12,350 Tomra Systems ASA (NW)                  208,978
    4,225 Vivendi (FR)                            379,644
                                                ---------
                                                  588,622
                                                ---------
FINANCIAL SERVICES-2.7%
    7,200 ING Group NV (NE)                       432,563
   17,925 Skandia Forsakrings AB (SW)             539,240
                                                ---------
                                                  971,803
INSURANCE-1.4%
   41,825 Alleanza Assicurazioni (IT)             507,668
                                                ---------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

LEISURE & ENTERTAINMENT-1.4%
   10,000 Accor SA (FR)                         $ 480,806
                                                ---------
MACHINERY-2.8%
    2,600 Fuji Machine Manufacturing Company,
         Limited (JA)                             209,311
    3,250 Mannesmann AG (GE)                      780,169
                                                ---------
                                                  989,480
                                                ---------
MEDICAL SUPPLIES & EQUIPMENT-1.1%
      825 Synthes-Stratec, Inc. 144A (SZ)`*       375,726
                                                ---------
METALS & MINING-1.3%
   15,450 De Beers Consolidated Mines Sponsored
         ADR (SA)                                 447,084
                                                ---------
OFFICE SUPPLIES & EQUIPMENT-1.4%
   27,000 Ricoh Company Limited (JA)              508,055
                                                ---------
OIL & GAS-5.5%
    6,575 BP Amoco PLC Sponsored ADR (UK)         389,980
       11 Elf Aquitaine SA (FR)                     1,687
    2,950 Petroleo Brasileiro SA (BR)             657,882
    7,242 Preussag AG (GE) *                      401,406
    3,807 Total Fina SA (FR)                      505,590
                                                ---------
                                                1,956,545
                                                ---------
PAPER & FOREST PRODUCTS-0.5%
    4,350 UPM-Kymmene Oyj (FI)                    174,401
                                                ---------
PHARMACEUTICALS-2.3%
    3,400 Novo Nordisk AS B-Shares(DE)            448,797
       30 Roche Holding AG Dividend Right
         Certificate (SZ)                         354,220
                                                ---------
                                                  803,017
                                                ---------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

PUBLISHING & BROADCASTING-9.3%
   19,000 Pearson PLC (UK)                      $ 613,634
  284,150 Seat Pagine Gialle SpA (IT)             623,723
    2,400 Societe Europeenne des Satellites
         (LU)                                     348,802
   14,075 Telefonica Publicidad e Informacion
         SA 144A (SP) *                           680,684
    4,150 United Pan-Europe Communications NV
         (NE)`*                                   528,265
    9,775 VNU NV 144A (NE) *                      511,235
                                                ---------
                                                3,306,343
                                                ---------
RETAIL-5.6%
   54,000 Bulgari SpA (IT)                        482,790
   20,150 Centros Comerciales Continente SA
         (SP)                                     401,909
   18,250 Dixons Group PLC (UK)                   437,941
    6,825 Douglas Holding AG (GE)                 292,441
    2,000 Ryohin Keikaku Company Limited (JA)     400,762
                                                ---------
                                                2,015,843
                                                ---------
SEMICONDUCTORS & EQUIPMENT-5.7%
    4,500 ASM Lithography Holding NV Sponsored
         ADR (NE) *                               507,938
   12,000 Fujitsu Limited (JA)                    546,334
    3,500 STMicroelectronics NV (NE)              536,033
    9,776 Taiwan Semiconductor Manufacturing
         Company Limited                          439,920
         Sponsored ADR (TW)
                                                ---------
                                                2,030,225
                                                ---------

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999
                                                                     (CONTINUED)


SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES-21.5%
    12,375 AT&T Canada, Inc. Sponsored ADR (CA)
          *                                      $   496,547
   100,000 China Telecom Limited (HK)*               625,201
     9,900 Energis PLC (UK) *                        474,498
     9,075 Esat Telecom Group PLC Sponsored ADR
          (IE) *                                     830,363
    10,500 Global TeleSystems Group, Inc. (RU)*      363,563
     5,575 Jazztel PLC Sponsored ADR (SP)*           364,466
     3,875 Koninklijke NV (NE)                       376,353
     7,925 Korea Telecom Corporation (KR)            592,394
     3,800 NTL, Inc. (UK)*                           473,100
        21 NTT Mobile Communications Network,
          Inc. (JA)                                  806,311
        49 Nippon Telegraph & Telephone
          Corporation (JA)                           837,771
    29,000 Partner Communications Company
          Limited ADR (IS)*                          750,375
    11,124 SK Telecom Limited Sponsored ADR (KR)     426,884
    49,850 Vodafone Airtouch PLC (UK)                246,438
                                                 -----------
                                                   7,664,264
                                                 -----------
TELECOMMUNICATIONS EQUIPMENT-5.7%
     2,400 Alcatel (FR)                              548,461
     7,025 Telefonaktiebolaget LM Ericsson
          Sponsored ADR                              461,016
          Class B (SW)
    26,850 Marconi PLC (UK)                          474,040
     2,875 Nokia Oyj (FI)                            546,250
                                                 -----------
                                                   2,029,767
                                                 -----------



SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

TRANSPORTATION-2.1%
    61,000 Nippon Express Company Limited (JA)   $   336,720
    13,900 TNT Post Group NV (NE)                    396,367
                                                 -----------
                                                     733,087
                                                 -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$25,695,397)                                35,452,301
                                                 -----------



PRINCIPAL AMOUNT                                 MARKET VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS (FOREIGN)-0.0%
MISCELLANEOUS-0.0%
   $5,500 British Aerospace 7.45% 11/30/03 (UK)       5,346
                                                -----------
TOTAL CORPORATE
BONDS (FOREIGN)
(COST-$4,062)                                         5,346
                                                -----------
TOTAL INVESTMENTS-99.6%
(COST-$25,699,459)                               35,457,647
OTHER ASSETS &
LIABILITIES-0.4%                                    149,207
                                                -----------
NET ASSETS-100.0%                               $35,606,854
                                                ===========

DREYFUS FOUNDERS MID-CAP GROWTH FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/99*


          1 Year            5 Years        10 Years         20 Years
          ------            -------        --------        ----------
          42.27%             18.73%         15.25%           15.40%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT


                    MID-CAP                       LIPPER CAPITAL   CONSUMER
                    GROWTH         S&P MIDCAP      APPRECIATION     PRICE
                      FUND          400 INDEX       FUND INDEX      INDEX
                   ---------      -------------    ------------    --------

    12/31/89         10,000          10,000           10,000         10,000
    12/31/90          8,959           9,488            9,221         10,625
    12/31/91         14,661          14,241           12,683         10,941
    12/31/92         15,878          15,938           13,642         11,265
    12/31/93         18,422          18,162           15,790         11,582
    12/31/94         17,519          17,511           15,403         11,890
    12/31/95         22,020          22,931           20,267         12,191
    12/31/96         25,397          27,334           23,299         12,594
    12/31/97         29,569          36,150           27,925         12,808
    12/31/98         29,058          43,059           33,502         13,014
    12/31/99         41,340          49,398           46,097         13,354


--------------------------------------------------------------------------------
   MANAGEMENT OVERVIEW


     [PICTURE]       A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     KEVIN SONNETT, CFA


While medium-capitalization stocks generally trailed their larger and smaller counterparts during the year, our bottom-up, growth-oriented strategy propelled the Dreyfus Founders Mid-Cap Growth Fund (Class F) to a return of 42.27% in 1999.

HOW DID THIS RETURN COMPARE TO THE PERFORMANCE OF THE MID-CAP MARKETPLACE?

The Fund's performance was above that of its benchmark -- the unmanaged Standard & Poor's MidCap 400 Index rose 14.72% for the year ended December 31, 1999. Mid-Cap's return also surpassed the 21.03%

The Standard & Poor's (S&P) MidCap 400 Index is a market-value-weighted index composed of 400 common stocks from a wide range of industries that measures the mid-capitalization segment of the U.S. market. The S&P 500 Index is a widely recognized index of common stocks.

  The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

  Part of the Fund's historical performance is due to the allocation to the Fund of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

increase posted by the broad market (represented by the S&P 500 Index).

WHAT EVENTS SHAPED THE MID-CAP MARKET THIS YEAR?

Mid-sized stocks (currently those from approximately $1.5 billion-8 billion in market capitalization) began the year underperforming their larger brethren. But by April, we saw a reversal of this long-standing trend: investors began to move assets away from the stability of large firms, seeking growth prospects in other areas of the market.


                                 TOP 10 HOLDINGS
               --------------------------------------------------

                  1. USWeb Corporation                  2.57%
                  2. Citrix Systems, Inc.               2.25%
                  3. Celestica, Inc.                    1.93%
                  4. Dendrite International, Inc.       1.89%
                  5. Metris Companies, Inc.             1.83%
                  6. Compuware Corporation              1.76%
                  7. SDL, Inc.                          1.75%
                  8. Lam Research Corporation           1.74%
                  9. Peregrine Systems, Inc.            1.74%
                 10. Concord EFS, Inc.                  1.68%

               --------------------------------------------------
                   PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

  While this renewed strength was interrupted in the third quarter by a hike in short-term interest rates, mid-cap stocks ended the year with a sharp rise thanks mostly to strong performance by technology firms.

WHAT WERE THE PREDOMINANT INVESTMENT THEMES IN THE PORTFOLIO?

Our focus is on companies which we believe have the necessary ingredients to deliver sustainable revenue and earnings growth and which we believe have favorable relative valuations. In 1999, many of the most promising companies that met this criterion were technology stocks. We began the year overweight in this sector, and (despite some weakness in the area in the first half) we remained overweight as of December 31.

WHICH PORTFOLIO HOLDINGS WERE YOU MOST PLEASED WITH DURING THE YEAR?

Technology companies comprised most of the Fund's top performers in 1999. Several of these were:

o Concord EFS, which provides the high-speed links necessary for merchants to process credit-card transactions. Concord is also moving into new areas such as electronic payments for welfare and healthcare benefits.


                              PORTFOLIO AT A GLANCE
                  ---------------------------------------------

                      Total assets-Class F: $253.4 million
                      NAV-Class F on 12/31/99: $8.68
                      One year total return-Class F: 42.27%
                      Net expense ratio-Class F: 1.40%
                      Inception date-Class F: 9/8/61

                  ---------------------------------------------

  o Digex, Inc., which offers a line of secure, scalable, high-performance web and application-hosting solutions for businesses.

  o JDS Uniphase and SDL, Inc., which sell equipment for fiber-optic data transmission, have both benefited from the tremendous growth in this area.


                              PORTFOLIO COMPOSITION
                --------------------------------------------------

                             48.9%    Technology
                             15.7%    Consumer Cyclicals
                              6.9%    Cash & Equivalents
                              6.8%    Telecom Services
                              5.1%    Capital Goods
                              3.2%    Consumer Staples
                              3.0%    Healthcare
                              3.0%    Energy
                              2.8%    Utilities
                              2.6%    Financial
                              1.6%    Transportation
                              0.4%    Business Services

                --------------------------------------------------
                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


WERE THERE AREAS OF WEAKNESS IN THE FUND'S PORTFOLIO?

This year's market rise was very narrow, confined almost exclusively to technology stocks. As such, some non-technology areas of the Fund showed lackluster performance. For example, financial stocks (though underweighted in the portfolio relative to the S&P MidCap 400 Index) struggled throughout 1999.

WHAT DO YOU SEE FOR THE MID-CAP STOCK MARKET IN THE YEAR TO COME?

One of the things that became clear in 1999 is that technology is fundamentally changing the world's approach to business. The development of enhanced communication networks, productivity gains at all levels of industry, and easier access to new markets and capital have focused investor attention on technology providers. We expect to retain significant exposure to the technology sector, but we feel that the market's view will broaden in the future to encompass non-tech firms that are making use of new developments to improve their businesses. We will continue to scour the mid-cap market for just such growth opportunities.




/s/ KEVIN SONNETT
Kevin Sonnett, CFA
Portfolio Manager

DREYFUS FOUNDERS MID-CAP GROWTH FUND                    STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999



SHARES                                         MARKET VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-91.2%
AEROSPACE-1.3%
   81,400 L-3 Communications Holdings, Inc.*    $ 3,388,275
                                                -----------
BIOTECHNOLOGY-1.0%
   34,050 Maxygen, Inc.*                          2,417,550
                                                -----------
BUSINESS SERVICES-16.8%
   67,050 Affiliated Computer Services, Inc.
         Class A *                                3,084,300
   91,075 Amdocs Limited *                        3,142,088
  165,812 Concord EFS, Inc. *                     4,259,296
  131,375 Convergys Corporation *                 4,039,781
   45,750 Digex, Inc. *                           3,111,000
   31,050 Exodus Communications,
         Inc. *                                   2,757,628
   22,925 Luminant Worldwide Corporation *        1,040,222
   41,600 National Information Consortium, Inc.
         *                                        1,331,200
  123,075 The Profit Recovery Group
         International, Inc.*                     3,261,488
   86,750 Sykes Enterprises, Inc.*                3,800,734
  146,671 USWeb Corporation                       6,517,693
   73,725 Verio Inc. *                            3,405,173
   17,450 VerticalNet, Inc. *                     2,845,441
                                                -----------
                                                 42,596,044
                                                -----------
COMPUTER NETWORKING-0.9%
   19,925 Proxim, Inc.*                           2,189,259
                                                -----------


SHARES                                         MARKET VALUE
--------------------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-15.2%
   46,325 Citrix Systems, Inc. *                $ 5,695,080
  119,825 Compuware Corporation *                 4,455,992
  142,625 Dendrite International, Inc. *          4,795,766
   52,425 Digital River, Inc. *                   1,746,408
   53,525 Entrust Technologies, Inc. *            3,204,809
   63,275 J.D. Edwards & Company*                 1,890,341
   16,975 Macromedia, Inc.*                       1,241,297
   96,250 Parametric Technology Corporation*      2,598,750
   52,350 Peregrine Systems, Inc.*                4,397,400
   65,225 Remedy Corporation*                     3,098,188
   28,250 Siebel Systems, Inc.*                   2,380,063
   49,450 Symantec Corporation *                  2,899,006
                                                -----------
                                                 38,403,100
                                                -----------
CONSUMER PRODUCTS-1.5%
  152,750 The Dial Corporation                    3,713,734
                                                -----------
CONSUMER SERVICES-1.2%
  104,700 Sotheby's Holdings, Inc.                3,141,000
                                                -----------
DISTRIBUTION-1.7%
  190,725 MSC Industrial Direct Company, Inc.*    2,527,106
   40,450 Patterson Dental Company*               1,719,125
                                                -----------
                                                  4,246,231
                                                -----------
                              ELECTRONICS-7.1%
   88,200 Celestica, Inc. *                       4,895,100
   90,550 Flextronics International Limited *     4,165,300
   71,600 Gentex Corporation *                    1,986,900
   50,925 Jabil Circuit, Inc.*                    3,717,525
   71,100 The Titan Corporation *                 3,350,588
                                                -----------
                                                 18,115,413
                                                -----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS MID-CAP GROWTH FUND


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES-2.6%
  129,950 Metris Companies, Inc.                $ 4,637,591
   38,575 Silicon Valley Bancshares*              1,904,641
                                                -----------
                                                  6,542,232
                                                -----------
FOOD & BEVERAGE-0.7%
   62,400 Keebler Foods Company*                  1,755,000
                                                -----------
HEALTHCARE SERVICES-1.0%
  113,175 Renal Care Group, Inc.*                 2,638,392
                                                -----------
LEISURE & ENTERTAINMENT-3.0%
  155,250 Callaway Golf Company                   2,745,984
  178,250 Fairfield Communities, Inc. *           1,916,188
   66,425 Station Casinos, Inc.*                  1,490,411
  135,075 Sunterra Corporation*                   1,553,363
                                                -----------
                                                  7,705,946
                                                -----------
MANUFACTURING-1.9%
   41,575 Astec Industries, Inc. *                  782,130
   86,575 Zomax Incorporated *                    3,912,108
                                                -----------
                                                  4,694,238
                                                -----------
MEDICAL SUPPLIES & EQUIPMENT-1.1%
  108,000 Sybron International Corporation*       2,666,250
                                                -----------
OIL SERVICES-3.0%
   62,950 BJ Services Company *                   2,632,097
   80,800 Nabors Industries, Inc. *               2,499,750
   60,225 Weatherford International, Inc. *       2,405,236
                                                -----------
                                                  7,537,083
                                                -----------
PUBLISHING & BROADCASTING-2.1%
   30,075 EchoStar Communications Corporation *   2,924,794
   79,650 Insight Communications Company, Inc.*   2,359,631
                                                -----------
                                                  5,284,425
                                                -----------
RESTAURANTS-0.4%
   42,525 Starbucks Corporation                   1,031,231
                                                -----------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

RETAIL-7.3%
   69,875 American Eagle Outfitters, Inc.*      $ 3,144,375
   64,725 Ames Department Stores, Inc.*           1,860,844
   38,000 Dollar Tree Stores, Inc. *              1,838,250
   50,625 Federated Department Stores, Inc. *     2,559,727
  104,475 The Men's Wearhouse, Inc.*              3,068,953
   99,325 Pacific Sunwear of California, Inc.*    3,159,777
  147,200 Spiegel, Inc.*                          1,030,400
  115,500 The Yankee Candle Company, Inc. *       1,884,094
                                                -----------
                                                 18,546,420
                                                -----------
SEMICONDUCTORS & EQUIPMENT-7.9%
   87,300 American Xtal Technology, Inc. *        1,511,381
  109,025 Brooks Automation, Inc. *               3,556,941
   12,950 JDS Uniphase Corporation*               2,088,188
   39,525 Lam Research Corporation*               4,409,508
   20,375 SDL, Inc.*                              4,441,750
   60,450 Teradyne, Inc. *                        3,989,700
                                                -----------
                                                 19,997,468
                                                -----------
TELECOMMUNICATION SERVICES-5.6%
   40,625 Allegiance Telecom, Inc. *              3,717,188
   56,400 McLeodUSA Inc.*                         3,313,500
   69,125 TeleCorp PCS, Inc. *                    2,635,391
   37,750 Time Warner Telecom Inc. *              1,873,344
   84,475 Tritel, Inc. *                          2,671,522
                                                -----------
                                                 14,210,945
                                                -----------
TELECOMMUNICATIONS EQUIPMENT-3.5%
   70,450 CIENA Corporation *                     4,050,875
   59,300 CommScope, Inc. *                       2,390,531
  108,675 Digital Microwave Corporation *         2,547,070
                                                -----------
                                                  8,988,476
                                                -----------

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999
                                                                     (CONTINUED)


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

TRANSPORTATION-1.6%
   84,800 USFreightways Corporation             $ 4,017,400
                                                -----------
UTILITIES-2.8%
   85,525 The Montana Power Company               3,084,245
   85,725 Plug Power Inc.*                        2,378,869
   75,425 Potomac Electric Power Company*         1,730,061
                                                -----------
                                                  7,193,175
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$162,446,915)                             231,019,287
                                                -----------
COMMON STOCKS (FOREIGN)-1.9%
SEMICONDUCTORS & EQUIPMENT-0.8%
   17,150 ASM Lithography Holding NV Sponsored
         ADR (NE) *                               1,935,806
                                                -----------
TELECOMMUNICATIONS SERVICES-1.1%
  114,100 Partner Communications Company
         Limited (IS)*                            2,952,338
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$3,341,935)                                 4,888,144
                                                -----------



PRINCIPAL AMOUNT                                 MARKET VALUE
--------------------------------------------------------------------------------

CONVERTIBLE BONDS (DOMESTIC)-0.6%
PHARMACEUTICALS-0.6%
$1,117,000 Sanmina Corporation Convertible 144A
         4.25% Due 05/01/04                       1,471,648
                                                -----------
TOTAL CONVERTIBLE
BONDS (DOMESTIC)
(COST-$1,117,000)                                 1,471,648
                                                -----------


PRINCIPAL AMOUNT                                AMORTIZED COST
--------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE-3.5%
U.S. AGENCIES-3.5%
$9,000,000 Federal National Mortgage Association
         3.75% 01/05/00                         $ 8,996,250
                                                -----------
TOTAL AGENCY
DISCOUNT NOTE
(AMORTIZED COST-$8,996,250)                       8,996,250
                                                -----------
CORPORATE SHORT-TERM NOTES-4.2%
FINANCIAL SERVICES-4.2%
10,600,000 American Express Credit Corporation
         1.50% 01/03/00                          10,599,117
                                                -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$10,599,117)
                                                 10,599,117
                                                -----------
TOTAL INVESTMENTS-101.4%
(COST-$186,501,217)                             256,974,446
OTHER ASSETS & LIABILITIES-(1.4%)
                                                 (3,589,727)
                                                -----------
NET ASSETS-100.0%                               $253,384,719
                                                ===========

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS MONEY MARKET FUND


PRINCIPAL AMOUNT                                AMORTIZED COST
--------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE-32.7%
U.S. AGENCIES-32.7%
$4,800,000 Federal Home Loan Bank Discount Note
         1.30% 01/03/00                         $ 4,799,653
  100,000 Federal Home Loan Mortgage
         Corporation Discount Note 5.47%
         01/27/00                                    99,605
2,900,000 Federal Home Loan Mortgage
         Corporation Discount Note 5.13%
         01/27/00                                 2,889,256
5,550,000 Federal Home Loan Mortgage
         Corporation 4.50% 01/05/00               5,547,225
7,918,000 Federal Home Loan Mortgage
         Corporation Discount Note 5.46%
         01/19/00                                 7,896,384
4,400,000 Federal National Mortgage Association
         5.47% 02/07/00                           4,375,264
4,800,000 Federal National Mortgage Association
         5.79% 03/23/00                           4,736,696
                                                -----------
TOTAL AGENCY DISCOUNT NOTE
(AMORTIZED COST
$30,344,083)                                     30,344,083
                                                -----------

CORPORATE SHORT-TERM NOTES-71.8%
CAPTIVE FINANCE AUTOMOTIVE-2.2%
2,100,000 Toyota Motor Credit Corporation 5.91%
         01/11/00                                 2,096,553
                                                -----------
CHEMICALS-4.7%
4,400,000 Akzo Nobel, Inc. 6.10% 02/24/00         4,359,740
                                                -----------
CONSUMER PRODUCTS-3.6%
3,373,000 Hasbro, Inc. 5.33% 01/10/00             3,368,505
                                                -----------


PRINCIPAL AMOUNT                               AMORTIZED COST
--------------------------------------------------------------------------------

DIVERSIFIED-4.8%
$4,500,00 Dupont EI De Nemours 6.06% 01/21/00   $ 4,484,850
                                                -----------
ELECTRIC UTILITIES-2.8%
2,600,000 Union Electric Company 6.07% 03/17/00   2,566,682
                                                -----------
ELECTRONICS-5.4%
5,000,000 Sharp Electronics Corporation 6.05%
         01/24/00                                 4,980,674
                                                -----------
FINANCIAL SERVICES-15.0%
4,700,000 American Express Credit Corporation
         1.50% 01/03/00                           4,699,608
5,100,000 Merrill Lynch & Company 6.20%
         01/18/00                                 5,085,068
4,200,000 Morgan Stanley Dean Witter 6.25%
         02/04/00                                 4,175,208
                                                -----------
                                                 13,959,884
                                                -----------
FOOD & BEVERAGE-9.1%
3,900,000 Campbell Soup Company 6.02% 02/03/00    3,878,479
4,600,000 McCormick & Company 6.45% 01/25/00      4,580,220
                                                -----------
                                                  8,458,699
                                                -----------
INSURANCE-5.5%
5,100,000 MetLife Funding, Inc. 5.90% 01/26/00    5,079,104
                                                -----------
CAPTIVE FINANCE INSURANCE-4.2%
3,900,000 Prudential Funding Corporation 6.52%
         01/13/00                                 3,891,524
                                                -----------
INVESTMENT COMPANIES-2.8%
2,600,000 Ciesco LP 6.30% 01/14/00                2,594,085
                                                -----------
OFFICE EQUIPMENT-4.1%
3,850,000 Pitney Bowes, Inc. 5.20% 01/28/00       3,834,985
                                                -----------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999


PRINCIPAL AMOUNT                               AMORTIZED COST
--------------------------------------------------------------------------------

CAPTIVE FINANCE
TELECOMMUNICATIONS-5.4%
$5,000,000 Bell Atlantic Financial Services
         5.90% 01/18/00                         $ 4,986,069
                                                -----------
TELECOMMUNICATION SERVICES-1.1%
1,000,000 AT&T Corporation 6.45% 01/21/00           996,417
                                                -----------
UTILITIES-1.1%
1,000,000 Wisconsin Public Service Corporation
         6.60% 01/10/00                             998,350
                                                -----------


PRINCIPAL AMOUNT                               AMORTIZED COST
--------------------------------------------------------------------------------

TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-
$66,656,121)                                    $66,656,121
                                                -----------
TOTAL INVESTMENTS-104.5%
(AMORTIZED COST-
$97,000,204)                                     97,000,204
                                                -----------
OTHER ASSETS &
LIABILITIES-(4.5%)                               (4,134,640)
                                                -----------
NET ASSETS-100.0%                               $92,865,564
                                                ===========

DREYFUS FOUNDERS PASSPORT FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/99*

                                                           Since Inception
          1 Year                  5 Years                     (11/16/93)
          ------                  -------                  ---------------
          87.44%                   26.20%                       19.64%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT


                                      MSCI             CONSUMER
                    PASSPORT          WORLD             PRICE
                     FUND          EX U.S. INDEX        INDEX
                   ---------       -------------      -----------

    12/31/93         10,519            10,715            10,027
    12/31/94          9,429            11,503            10,294
    12/31/95         11,729            12,815            10,554
    12/31/96         14,080            13,695            10,904
    12/31/97         14,316            14,006            11,089
    12/31/98         16,106            16,634            11,267
    12/31/99         30,188            21,279            11,561


--------------------------------------------------------------------------------
   MANAGEMENT OVERVIEW



     [PICTURE]       A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     TRACY STOUFFER, CFA



Thanks to careful stock selection and strength in the international small-capitalization equity marketplace, the Dreyfus Founders Passport Fund (Class F) posted excellent returns, rising 87.44% for the year ended December 31, 1999.

HOW DID THE FUND'S RETURN COMPARE TO ITS BENCHMARK?

Passport's 1999 performance handily surpassed the 27.93% return posted by the unmanaged Morgan Stanley Capital International (MSCI) World ex U.S. Index.

The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an arithmetical average of the performance of a number of select securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes.

  The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

  Part of the Fund's historical performance is due to the allocation to the Fund of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

  Investments in foreign securities may entail unique risks, including political market, and currency risks. There are risks associated with small-cap investing such as limited product lines and small market share.

HOW DID THE INTERNATIONAL SMALL-CAP MARKETPLACE PERFORM IN 1999?

Among the events this past year will be remembered for were the stunning returns and positive economic growth posted by Asian markets. Japan was a particularly strong performer--as the home of many of the world's best-known technology companies, Japan saw a large influx of foreign investment, driving up valuations in its market.


                              TOP 10 HOLDINGS
             -----------------------------------------------

             1. TCL International Holdings Limited    1.32%
             2. Fantastic Corporation                 1.22%
             3. Information Highway                   1.15%
             4. Mobilephone Telecommunications
                International Limited                 1.14%
             5. Teleste Corporation                   1.14%
             6. Ericsson SpA                          1.11%
             7. Baltimore Technologies PLC            1.10%
             8. ASM International NV                  1.09%
             9. Dialog Semiconductor 144A             1.05%
            10. Secure Network Solutions Ltd.         1.04%

            ------------------------------------------------
                PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.


  For most of the year, Europe presented the opposite side of the coin. The general weakness of the Euro and the slow growth of the German economy led to uninspired returns by European markets for most of the year. Many of these, however, rallied in the fourth quarter as investors regained confidence in the economic prospects for 2000.

WHAT WERE SOME OF THE DOMINANT THEMES IN THE FUND'S PORTFOLIO DURING THE YEAR?

As in America, technology was the fuel that drove small-cap markets overseas, and this sector accounted for many of Passport's strongest performers. We found excellent opportunities for the Fund in both telecommunications stocks and Internet-related companies.


                              PORTFOLIO AT A GLANCE
                  --------------------------------------------

                     TOTAL ASSETS-CLASS F: $261.4 million
                     NAV-CLASS F ON 12/31/99: $22.93
                     ONE YEAR TOTAL RETURN-CLASS F: 87.44%
                     NET EXPENSE RATIO-CLASS F: 1.63%
                     INCEPTION DATE-CLASS F: 11/16/93

                  --------------------------------------------


WHICH FUND HOLDINGS OUTPERFORMED IN 1999?

Among our most productive holdings were:

o    TISCALI SPA, an Italian telecommunications and Internet-service provider

o INFORMATION HIGHWAY AB, a Swedish company that provides businesses with Internet solutions, software, and computer services

o OPTICOM ASA, a Norwegian firm specializing in optical computer memory systems

o TCL INTERNATIONAL, one of China's largest manufacturers of televisions and Internet-related devices

WERE THERE ANY FACTORS THAT IMPAIRED FUND PERFORMANCE?

The Fund had a limited exposure to Japanese small companies in the first half of the year, as we were concerned about the ability of these firms to be profitable, and this hurt the Fund relative to some of its peers. Beginning in the third quarter, however, we started seeing more earnings growth demonstrated by numerous Japanese small companies, and we added a number of them to Passport's portfolio. Many of these made major contributions to our 1999 performance.


                              PORTFOLIO COMPOSITION
                --------------------------------------------------








                --------------------------------------------------
                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


WHAT IS YOUR OUTLOOK FOR THE INTERNATIONAL SMALL-COMPANY MARKETPLACE?

As the technological revolution continues around the world, we feel that small companies have a great deal to gain. For example, the Internet is allowing smaller firms to compete on a global basis with larger companies, and often without major expense.

  We believe the years to come will see the Internet coming of age in Europe and Asia, further developments in telecommunications, and large companies increasingly outsourcing tasks. International small companies may stand to benefit from each of these trends, and Passport Fund will continue to search for the companies that may turn these trends into success.




/s/ TRACY STOUFFER
Tracy Stouffer, CFA
Portfolio Manager

Dreyfus Founders Passport Fund                          Statement of Investments
                                                               December 31, 1999



SHARES                                         MARKET VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (FOREIGN)-105.8%
APPAREL-0.4%
   49,000 Renown, Inc. (JA)                     $  119,682
   97,040 The Wil-Bes & Company (KR)               972,285
                                                ----------
                                                 1,091,967
                                                ----------
AUTOMOTIVE-0.3%
   39,049 North American Bus Industries Rt.
         (HU)*                                     814,738
                                                ----------
AUTO PARTS & EQUIPMENT-0.4%
  284,575 Magneti Marelli SpA (IT)               1,081,026
                                                ----------
Banking-0.3%
   57,050 Commercial International Bank 144A
         (EG)*                                     817,812
                                                ----------
Biotechnology-0.4%
  120,350 Celltech Group PLC (UK)*               1,026,030
                                                ----------
Building Materials-0.2%
   24,550 Tourah Portland Cement Company (EG)      538,036
                                                ----------
Business Services-12.8%
    7,200 ALTEN (FR)*                            1,235,482
   17,792 Articon Information Systems AG (GE)*     891,651
   25,225 Consodata SA (FR)*                     1,137,742
    2,206 Cross Systems (FR)*                      486,439
      100 Cybertek Holdings Inc. (KR)*               1,545
   34,400 Devoteam (FR)*                         2,451,478
  111,975 F.I. Group PLC (UK)*                   1,393,146
    3,825 FI System (FR)*                        1,157,813
   43,975 GFK AG 144A (GE)+*                     1,763,055
   66,200 Glotel PLC (UK)*                         778,824
  120,800 Guardian IT PLC (UK)                   1,876,732
  197,725 Harrier Group PLC (UK)*                1,306,483
   20,075 HiQ International AB (SW)*             1,280,683
   17,273 IPSOS (FR)*                            1,421,382
   18,250 Information Highway AB (SW)*           3,012,115
   25,217 Infosources (FR)*                      1,857,722
    4,900 Kabel New Media (GE)*                    121,800



SHARES                                         MARKET VALUE
--------------------------------------------------------------------------------

  130,350 Mandator AB (SW)                      $1,937,779
   24,405 Medidas Co. Limited (KR)*                628,006
2,741,735 MultiEmedia.com Limited Sponsored ADR
         (AU)*                                   1,273,724
   43,900 ParaRede, SGPS (PO)*                     436,052
   44,925 Semcon AB (SW)                           525,869
   88,300 Sifo Group AB (SW)                     1,116,282
14,669,000 Sino-i.com Limited (HK)*              1,358,678
   20,700 TKC Corporation (JA)                     786,703
   72,000 Tanseisha Company Limited (JA)           492,404
  110,743 Trafficmaster PLC (UK)*                1,624,112
   12,200 Valtech (FR)*                          1,002,095
                                                ----------
                                                33,355,796
                                                ----------
COMPUTER EQUIPMENT-1.4%
  163,600 Interx PLC (UK)                        2,412,474
    6,075 Opticom ASA (NW)*                      1,284,962
                                                ----------
                                                 3,697,436
                                                ----------
COMPUTER NETWORKING-0.3%
   10,875 AIT Group PLC (UK)                       266,398
   10,258 InterLink System Company Limited
          Rights (KR)                               51,978
   10,300 Zuken Inc. (JA)                          393,464
                                                ----------
                                                   711,840
                                                ----------
COMPUTER SOFTWARE/SERVICES-24.3%
  760,400 Advantage Group Limited (NZ)*          1,546,576
   44,400 Autonomy Corporation PLC (UK)*         2,153,400
   35,575 Baltimore Technologies PLC (UK)*       2,875,240
   12,475 Brokat Infosystems AG (GE)*            2,588,278
    4,914 Coheris Atix (FR)*                       900,843
   99,175 ConNova Group AB (SW)*                 1,665,880
   31,075 Connecta AB 144A (SW)*                 1,054,869
   30,325 F-Secure Oyj 144A (FI)*                  881,452
   11,000 Easy Software AG (GE)                    529,217
   53,550 El Sitio, Inc. Sponsored ADR (AR)*     1,967,963


+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
*  NON-INCOME PRODUCING.
   SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS PASSPORT FUND


SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

     2,600 Emprise Management Consulting AG
          (GE)*                                  $ 169,520
    15,175 Enea Data AB (SW)                     1,163,482
    16,925 Fanatstic Corporation (SZ)*           3,189,235
    19,833 Fluxx.com AG (GE)*                      616,240
    82,000 Focus Systems Corporation (JA)        2,002,833
    17,500 Formida Holdings Limited (AU)*           34,237
     4,050 Framtidsfabriken AB (SW)*               730,071
    35,175 GEO Interactive Media Group PLC (IS)*   992,043
    96,975 Health Communication Network Limited
           Sponsored ADR 144A (AU)*                 98,352
    60,000 INTEC, Inc. (JA)                      1,582,727
    79,400 Industrial & Financial Systems AB
           (SW)*                                 1,719,419
    47,000 INES Corporation (JA)                 1,519,419
    40,475 Infobank International Holdings PLC
           (UK)*                                 1,187,180
    10,341 InternetMediaHouse.com AG (GE)*         395,937
   282,800 Ixchange Technology Holdings Limited
           (SA)*                                 1,194,121
    27,900 Justsystem Corporation (JA)*          1,690,000
    49,750 Kewill Systems PLC (UK)               1,250,766
     2,305 Miracle Holding AG (SZ)*                662,398
    37,175 NDS Group PLC (UK)*                   1,129,191
    17,300 NetBenefit PLC (UK)*                    241,168
   151,825 Norman ASA (NW)*                      1,643,455
    15,203 PCA Corporation (JA)                    958,032
    14,150 Pixelpark AG (GE)*                    1,602,636
    39,300 Protect Data AB (SW)                  1,021,257
    77,825 RM PLC (UK)                           1,084,909
   304,200 Recognition Systems Group PLC (UK)*   1,730,582
   481,050 Sausage Software Limited Sponsored
           ADR (AU)*                             1,636,760
    33,250 Secunet Security AG (GE)*             1,499,699
   602,425 Secure Network Solutions Limited
           (AU)*                                 2,719,841


SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

    71,750 Sigma AB (SW)                         $1,528,561
    19,425 SinnerSchrader AG 144A (GE)*            950,125
   118,175 Solution 6 Holdings Limited Sponsored
           ADR (AU)*                             1,283,586
   118,800 Stonesoft Oyj (FI)*                   1,571,775
   126,425 Superscape VR PLC (UK)*                 688,665
   133,500 Synergon Information Systems (HU)*    1,284,968
    28,850 TJ Group Oyj (FI)*                    1,012,078
    14,340 Taesan LCD Company Limited (KR)*      1,930,482
    20,800 Unit 4 (NE)*                            530,580
     3,200 Ultimaco Safeware AG (GE)*              540,443
    82,125 VISMA ASA (NW)*                         613,087
                                                ----------
                                                63,563,578
                                                ----------
CONSTRUCTION-0.5%
    57,144 Orascom Construction Industries (EG)* 1,184,208
                                                 ---------
CONSUMER PRODUCTS-0.6%
    47,608 Zapf Creaton AG (GE)*                 1,574,686
                                                 ---------
CONSUMER SERVICES-0.2%
     8,730 H.I.S. Company Limited (JA)             621,774
                                                 ---------
DISTRIBUTION-0.8%
 1,326,000 Datacapital SA (MX)*                    559,488
    22,967 Societe Manutan (FR)                  1,528,524
                                                 ---------
                                                 2,088,012
                                                 ---------
DIVERSIFIED-1.3%
   434,025 African Lakes Corporation PLC (UK)*     699,476
   273,300 Anglovaal Industries Limited (SA)       264,534
 4,864,000 e-New Media Company Limited (HK)*     2,377,719
                                                 ---------
                                                 3,341,729
                                                 ---------

                                                        Statement of Investments
                                                               December 31, 1999
                                                                     (CONTINUED)

SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

ELECTRONICS-12.9%
     9,750 Austria Technologie & Systemtechnik
           AG (AT)*                              $   498,396
    42,000 Chiypda Integre (JA)                      553,954
   125,175 ERG Limited Sposored ADR (AU)             700,285
    35,700 Enplas Corporation (JA)                 1,325,387
 1,744,000 Hanny Holdings Limited (HK)             1,648,987
    90,000 JIT Holdings Limited (SG)                 313,325
   117,300 JOT Automation Group Oyj (FI)           1,087,526
     8,125 JUMPtec Industrielle Computertechnik
           AG (GE)*                                  708,505
    67,000 Kinseki Limited (JA)                      710,224
   124,000 Kasan Electronics (KR)*                   958,898
    26,450 Keycorp Limited Sponsored ADR (AU)*       141,743
    11,000 Koha Company Limited (JA)                 763,031
       210 Kudelski SA (SZ)*                       1,246,330
        80 Kuroda Electric Company Limited (JA)        3,220
 1,046,000 Manufacturing Integration Technology
           Limited (SG)*                             690,636
    71,350 NXT PLC (UK)*                           1,575,334
    66,000 Nidec Copal Electronics Corporation
           (JA)                                    1,231,596
    54,450 PMJ automec Oyj (FI)                      636,896
   231,800 Pace Micro Technology PLC (UK)          1,942,562
 3,625,000 QPL International Holdings Limited
           (HK)*                                   2,704,702
     2,950 SEZ Holding AG (SZ)                     1,642,063
 4,908,000 TCL International Holdings Limited
           (HK)*                                   3,440,998
    60,800 Technology Nexus AB (SW)*               1,138,710



SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

 9,620,334 Vestel ELektronik Sanayi ve Ticaret
           AS (TU)*                              $ 2,305,758
   763,000 WBL Corporation Limited (SG)            2,024,286
    23,654 Wavecom SA (FR)*                        2,074,496
    70,000 Yokowo Company Limited (JA)             1,743,930
                                                 -----------
                                                  33,811,778
                                                 -----------
FINANCIAL SERVICES-1.8%
   121,927 Challenger International Limited
           Sponsored ADR (AU)                        328,692
    93,125 Durlacher Corporation PLC (UK)*         2,483,834
   172,200 NewMedia SPARK PLC (UK)*                  492,595
   268,175 The Exchange Holdings PLC (UK)*         1,504,027
                                                 -----------
                                                   4,809,148
                                                 -----------
FOOD & BEVERAGE-1.1%
    29,748 Kamps AG (GE)                           2,042,401
    37,840 Remy Cointreau SA (FR)*                   846,536
                                                 -----------
                                                   2,888,937
                                                 -----------
LEISURE & ENTERTAINMENT-2.1%
   293,650 Corporacion Interamericana de
           Entretenimiento SA(MX)*                 1,172,419
     8,525 Eidos PLC Sponsored ADR (UK)*             707,575
     9,275 Intershop Communications AG (GE)*       2,602,987
    40,700 Jurys Doyle Hotel Group PLC (IE)          299,835
   179,575 Orascom Hotel Holdings S.A.E. (EG)*       681,385
                                                 -----------
                                                   5,464,201
                                                 -----------


+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
*  NON-INCOME PRODUCING.
   SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS PASSPORT FUND

SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

MACHINERY-1.7%
     1,525 4M Technologies Holding SA (SZ)*      $  456,347
    31,650 Neopost SA (FR)*                       1,324,434
   240,000 Nippon Thompson Company Limited (JA)   1,978,995
    40,100 Toolex International NV (NE)*            646,613
                                                 ----------
                                                  4,406,389
                                                 ----------
MANUFACTURING-1.9%
    31,316 Balda AG (GE)*                         2,542,444
    13,298 Kumho Electric (KR)*                     424,954
    31,500 Oriental Weavers Company (EG)            598,544
     7,575 Vestas Wind Systems AS 144A (DE)*      1,336,591
                                                 ----------
                                                  4,902,533
                                                 ----------
MEDICAL SUPPLIES & EQUIPMENT-1.7%
    56,300 Etva S.A. (GR)                           512,579
    29,000 Megane Top Company Limited (JA)          991,647
     7,000 Moritex Corporation (JA)                 341,947
    31,775 Sensar Corporation ADR(IS)*            1,894,585
    34,600 Whatman PLC (UK)                         697,019
                                                 ----------
                                                  4,437,777
                                                 ----------
METALS & MINING-0.4%
    33,425 Arkivator AB (SW)                        849,026
   244,911 FiberTel Limited Sponsored ADR (AU)*     219,543
                                                 ----------
                                                  1,068,569
                                                 ----------
OFFICE SUPPLIES & EQUIPMENT-0.5%
   222,000 Uchida Yoko Company Limited (JA)       1,355,576
                                                 ----------


SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

PHOTOGRAPHY & IMAGING-0.6%
    14,700 Plaza Create (JA)                     $1,507,987
                                                 ----------
PROPERTY-0.8%
   544,050 Consorcio Ara, SA de CV (MX)*            901,002
   315,550 Corporation GEO, SA de CV (MX)*        1,188,293
     8,000 Fuso Lexel, Inc. (JA)                     93,166
                                                 ----------
                                                  2,182,461
                                                 ----------
PUBLISHING & BROADCASTING-5.9%
    97,500 Aoi Advertising Promotion, Inc. (JA)   1,743,198
    70,300 Bloomsbury Publishing PLC (UK)           912,031
    62,450 Capital Radio PLC (UK)                 1,509,670
     3,375 Chrysalis Group PLC (UK)                  81,587
   132,375 Class Editori SpA (IT)                 2,295,367
147,565,000 Dogan Yayin Holding AS (TU)           2,176,475
    17,225 HIT Entertainment PLC (UK)               591,285
   213,300 Incepta Group PLC (UK)                   391,881
    16,850 LG Ad, Inc. (KR)*                        937,103
       950 NRJ SA (FR)                              650,822
    14,900 Shobunsha Publications, Inc. (JA)        931,659
    41,775 Sportsworld Media Group PLC (UK)*        328,545
    54,150 Talentum Oyj (FI)                      1,308,023
    32,225 TOMMORROW Internet AG (GE)*            1,647,264
                                                 ----------
                                                 15,504,910
                                                 ----------
RADIO STATIONS-0.3%
    82,850 Grupo Radio Centro SA de CV (MX)*        693,869
                                                 ----------

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999
                                                                     (CONTINUED)


SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

RESTAURANTS-0.8%
    11,000 Global Dining, Inc. (JA)*             $   795,271
    40,000 Kappa Create Company Limited (JA)*        840,213
    12,000 Matsuya Foods Company Limited (JA)        451,370
                                                 -----------
                                                   2,086,854
                                                 -----------
RETAIL-4.5%
 1,244,000 Global Tech Holdings Limited (HK)       1,440,278
    16,875 Grafton Group Limited (IE)*               380,563
 1,525,925 Grupo Elektra SA de CV (MX)             1,503,374
 1,208,025 Grupo Sanborns SA (MX)                  2,675,977
    65,975 Matalan PLC (UK)                        1,808,598
    85,900 QXL Limited (UK)*                       1,993,489
    35,701 SIXT AG-Perf (GE)                         644,099
    11,975 ricardo.de AG (GE)*                     1,326,288
                                                 -----------
                                                  11,772,666
                                                 -----------
SEMICONDUCTORS-0.7%
   282,650 Imagination Technologies Group PLC
          (UK)*                                    1,853,965
                                                 -----------
SEMICONDUCTORS & EQUIPMENT-3.5%
   123,550 ASM International NV (NE)*              2,848,201
    46,600 BE Semiconductor Industries NV (NE)*      665,581
    37,325 Dialog Semiconductor 144A (GE)*         2,749,712
    47,100 InnoTECH Corporation (JA)*              2,116,751
     6,813 Silicon-On-Insulator Technologies
          (FR)*                                      921,192
                                                 -----------
                                                   9,301,437
                                                 -----------
TELECOMMUNICATION SERVICES-11.2%
    27,625 Aspiro Information AB (SW)*             1,099,438
     7,205 Avenir Telecom (FR)*                    1,359,107


SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

     7,057 Cellular CRT Participation Preferred
           A (BR)*                               $ 1,239,451
     1,343 Companhia Riograndense de
          Telecomunicacoes (BR)*                     431,999
    30,975 Comptel Oyj 144A (FI)*                  2,168,281
    31,600 Connova Group AB (SW)                     336,603
 1,047,950 Davnet Limited Sponsored ADR (AU)*      1,577,102
     9,750 Detron Group NV (NE)*                     209,131
    29,950 FirstCom Corporation (CH)*              1,100,663
    27,300 International Quantum Epitaxy PLC
           (UK)*                                   1,064,700
    15,625 Jazztel PLC Sponsored ADR (SP)*         1,021,484
   654,000 Keppel Telecommunications &
           Transportation Limited (SG)             1,063,830
   609,000 MediaRing.com Limited 144A (SG)*          657,983
        30 Mobilephone Telecommunications
           International Limited (JA)              2,989,595
   662,159 One.Tel Limited Sponsored ADR (AU)*     1,018,173
   126,000 Redstone Telecom PLC (UK)*                988,912
    53,600 Tele Celular Sul Participacoes SA
           Sponsored ADR (BR)*                     1,701,800
    39,200 Tele Centro Oeste Celular
           Participacoes SA Sponsored ADR (BR)*      254,800
    39,975 Telegate AG (GE)*                       2,307,868
    20,525 Telelogic AB (SW)*                      1,085,953
    96,475 Teligent AB (SW)*                       1,637,466
     3,650 Tiscali SpA 144A (IT)*                  1,474,341
    46,100 Tricom SA (DO)*                         1,037,250
 2,520,850 Westel Group Limited Sponsored ADR
           (AU)*                                   1,352,547
                                                 -----------
                                                  29,178,477
                                                 -----------


+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
*  NON-INCOME PRODUCING.
   SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FOUNDERS PASSPORT FUND                          STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999
                                                                     (CONTINUED)


SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-7.7%
    10,150 ADVA AG Optical Networking (GE)*      $ 1,912,599
     4,300 Alpha Systems Inc. (JA)                   903,229
     6,975 AudioCodes Limited Sponsored ADR
          (IS)*                                      635,597
    19,825 BATM Advanced Communications Limited
          (IS)                                     1,635,842
 2,122,000 CCT Telecom Holdings Limited (HK)       1,569,628
    24,325 Elcoteq Network (FI)                      370,592
    50,950 Ericsson SpA (IT)                       2,892,971
    10,100 Fibernet Group PLC (UK)*                  288,106
   198,175 ITG Group PLC 144A (IE)*                1,807,550
    83,650 InfoCast AB (SW)*                         538,540
  7,040,00 Netas Northern Electric
          Telekomunikasyon AS (TU)                   934,513
    14,275 Pandatel AG (GE)*                         937,168
    66,000 SwitchCore AB (SW)*                     2,688,517
   183,525 Teleste Corporation (FI)*               2,979,959
                                                 -----------
                                                  20,094,811
                                                 -----------

SHARES                                           MARKET VALUE
--------------------------------------------------------------------------------

TRANSPORTATION-1.0%
     9,900 Distefora Holding AG (SZ)*            $ 2,393,515
    19,674 Hyundai Merchant Marine (KR)              128,694
                                                 -----------
                                                   2,522,209
                                                 -----------
UTILITIES-0.5%
    38,250 Independent Energy Holdings PLC (UK)*   1,257,469
                                                 -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$217,444,685)                              276,610,691
                                                 -----------
PREFERRED STOCKS (FOREIGN)-0.5%
MACHINERY-0.5%
   294,825 Inepar S.A. e Construcoes (BR)*         1,251,795
                                                 -----------
TOTAL PREFERRED STOCKS
(FOREIGN)
(COST-$935,127)                                    1,251,795
                                                 -----------
TOTAL INVESTMENTS-106.3%
(COST-$218,379,812)                              277,862,486
OTHER ASSETS & LIABILITIES-(6.3%)
                                                 (16,425,490)
                                                 -----------
NET ASSETS-100.0%                               $261,436,996
                                                 ===========


+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
*  NON-INCOME PRODUCING.
   SEE NOTES TO FINANCIAL STATEMENTS.

                                          DREYFUS FOUNDERS WORLDWIDE GROWTH FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 12/31/99*

                                                           Since Inception
          1 Year                  5 Years                     (12/31/89)
          ------                  -------                  ---------------
          48.78%                   19.90%                       16.48%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT


                                    MSCI           LIPPER          CONSUMER
                  WORLDWIDE         WORLD          GLOBAL           PRICE
                 GROWTH FUND        INDEX        FUND INDEX         INDEX
                 -----------      ---------      -----------      ----------

   12/31/89         10,000          10,000         10,000           10,000
   12/31/90         10,666           8,298          9,075           10,625
   12/31/91         14,379           9,815         10,917           10,941
   12/31/92         14,596           9,302         10,923           11,265
   12/31/93         18,958          11,396         14,506           11,582
   12/31/94         18,549          11,974         14,190           11,890
   12/31/95         22,376          14,454         16,264           12,191
   12/31/96         25,499          16,403         18,909           12,594
   12/31/97         28,189          18,990         21,558           12,808
   12/31/98         30,902          23,611         24,711           13,014
   12/31/99         45,975          29,498         33,039           13,354

--------------------------------------------------------------------------------
   MANAGEMENT OVERVIEW


   [PICTURE]                [PICTURE]             [PICTURE]             A DISCUSSION WITH
                                                                        PORTFOLIO MANAGERS

DOUGLAS LOEFFLER, CFA   SCOTT CHAPMAN, CFA     THOMAS ARRINGTON, CFA


By careful selection of promising growth opportunities, both here and abroad, Dreyfus Founders Worldwide Growth Fund (Class F) returned 48.78% in 1999.

The Morgan Stanley Capital International (MSCI) World Index is an arithmetical average of the performance of a number of select securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes.

  The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. These figures do not reflect the maximum sales charge applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

  Part of the Fund's historical performance is due to the allocation to the Fund of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

  Investments in foreign securities may entail unique risks, including political, market, and currency risks.

HOW DID THIS PERFORMANCE COMPARE TO THE FUND'S BENCHMARK INDEX?

Since we choose investments using a bottom-up process and do not use the index's country weightings to build Worldwide Growth's portfolio, we were able to significantly improve on the return of the unmanaged Morgan Stanley Capital International World Index, which rose by 24.93% in 1999.


                                 TOP 10 HOLDINGS
              --------------------------------------------------

                   1. Microsoft Corporation              2.53%
                   2. Sony Corporation                   2.41%
                   3. Cisco Systems, Inc.                2.07%
                   4. General Electric Company           1.92%
                   5. Nippon Telegraph and Telephone
                      Corporation                        1.67%
                   6. Esat Telecom Group PLC             1.60%
                   7. Nokia Oyj Sponsored ADR            1.50%
                   8. Mannesmann AG                      1.49%
                   9. Partner Comm. Co. Ltd. ADR         1.46%
                  10. Petroleo Brasileiro SA             1.43%

              --------------------------------------------------
                    PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

WHAT DEVELOPMENTS SHAPED INTERNATIONAL MARKETS IN 1999?

Many world markets boomed in 1999, much to the benefit of the Worldwide Growth Fund. Investors once again began to look for growth potential in Pacific Rim nations, and many of these markets had banner years. Japanese stocks surged on foreign investment in the country's technology stocks--a sector which outperformed in markets across the globe.


                              PORTFOLIO AT A GLANCE
                  ---------------------------------------------

                     TOTAL ASSETS-CLASS F: $284.8 million
                     NAV-CLASS F ON 12/31/99: $25.17
                     ONE YEAR TOTAL RETURN-CLASS F: 48.78%
                     NET EXPENSE RATIO-CLASS F: 1.53%
                     INCEPTION DATE-CLASS F: 12/31/89

                  ---------------------------------------------

  Europe's 1999 performance was less straightforward. While this year's introduction of the unified currency, the Euro, sparked a great deal of exuberance, markets failed to follow suit. The Euro slid throughout the year, and weakness in the German economy cast a pall over Continental markets. But by the fourth quarter, fundamentals had won the day as investors, impressed by rising earnings and a low-inflation environment, pushed many major European markets to double-digit 1999 returns.

HOW DID THE FUND'S ASSET ALLOCATION IMPACT PERFORMANCE?

Throughout the year, the Fund's largest regional exposure was to the United States, and our domestic weighting rose as the year wore on. Much of the Fund's U.S. position was held in technology stocks, which proved to be the year's best-performing sector, in America and abroad.

  The Fund also held a substantial Japanese weighting, spending much of the year overweight versus our benchmark. Japan's telecommunications sector proved to be fertile ground for growth opportunities, and several of our top holdings at year's end were in this area.


                              PORTFOLIO COMPOSITION
                 ---------------------------------------------

                             37.4%    United States
                             16.5%    Other Countries
                             10.3%    Japan
                              6.9%    France
                              6.8%    Netherlands
                              3.9%    Cash & Equivalents
                              6.0%    United Kingdom
                              2.9%    Germany
                              2.6%    Sweden
                              2.6%    Spain
                              2.1%    Italy
                              2.0%    South Korea

                 ---------------------------------------------
                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


WHICH OF THE FUND'S HOLDINGS WERE YOU MOST PLEASED WITH?

The Fund benefited a great deal from telecommunications stocks, and ideas came to us from all over the world, including:

o ESAT TELECOM GROUP, an Irish firm with strong positioning in virtually all aspects of its country's telecommunications: mobile, fixed-line, data, and Internet traffic.

o NIPPON TELEGRAPH & TELEPHONE, the dominant fixed-line operator in Japan and the parent company of NTT Docomo, Japan's major cellular player.

o PARTNER COMMUNICATIONS, an Israeli mobile phone operator that launched an extremely impressive and successful startup operation in 1999.

WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

By the numbers, the world's markets look strong. Many nations are enjoying healthy economic growth and low inflation, borders to investment across the globe are falling, and technology has brought international investors closer together. We believe that the year ahead may be quite fruitful for Worldwide Growth's style of investing, where the focus is on fundamentally strong companies, wherever in the world they may be found.

DREYFUS FOUNDERS WORLDWIDE GROWTH FUND


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-37.4%
AUTOMOTIVE-0.8%
   22,900 General Motors Corporation Class H*   $ 2,198,400
                                                -----------
BANKING-1.0%
   29,300 Citigroup, Inc.                         1,627,981
    7,400 Fifth Third Bancorp                       542,513
   16,700 Wells Fargo Company                       675,306
                                                -----------
                                                  2,845,800
                                                -----------
BIOTECHNOLOGY-0.6%
    7,400 Amgen, Inc.*                              444,000
    9,400 Genentech, Inc.*                        1,264,300
                                                -----------
                                                  1,708,300
                                                -----------
BUSINESS SERVICES-0.4%
   21,525 The Interpublic Group of Companies,
          Inc.                                    1,241,723
                                                -----------
COMPUTER EQUIPMENT-2.6%
   19,000 Apple Computer, Inc.                    1,952,250
   17,700 EMC Corporation*                        1,933,725
   43,800 Sun Microsystems, Inc.*                 3,389,025
                                                -----------
                                                  7,275,000
                                                -----------
COMPUTER NETWORKING-2.1%
   55,125 Cisco Systems, Inc.*                    5,901,820
                                                -----------
COMPUTER SOFTWARE/SERVICES-5.3%
   25,000 Automatic Data Processing, Inc.         1,346,875
    4,375 BMC Software, Inc.*                       349,453
   61,800 Microsoft Corporation*                  7,211,288
   19,500 Oracle Corporation*                     2,184,000
   11,500 Redback Networks Inc.*                  2,031,906
    5,000 Yahoo! Inc.*                            2,163,438
                                                -----------
                                                 15,286,960
                                                -----------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

CONSUMER PRODUCTS-1.2%
   14,300 Colgate-Palmolive
          Company                               $   929,500
   26,800 The Dial Corporation                      651,575
   15,475 Gillette Company                          637,377
   12,000 The Procter & Gamble Company            1,314,750
                                                -----------
                                                  3,533,202
                                                -----------
DIVERSIFIED-0.5%
      775 Berkshire Hathaway, Inc.*               1,418,250
                                                -----------
ELECTRONICS-1.9%
   35,400 General Electric Company                5,478,150
                                                -----------
FINANCIAL SERVICES-1.1%
   22,775 The Charles Schwab Corporation            873,991
   18,100 Fannie Mae                              1,130,119
   15,225 Merrill Lynch & Company, Inc.*          1,271,288
                                                -----------
                                                  3,275,398
                                                -----------
FOOD & BEVERAGE-0.6%
   30,250 The Coca-Cola Company                   1,762,063
                                                -----------
HEALTHCARE SERVICES-0.5%
   51,600 IMS Health Incorporated                 1,402,875
                                                -----------
INSURANCE-0.5%
   12,175 American International Group, Inc.      1,316,422
                                                -----------
LEISURE & ENTERTAINMENT-1.8%
   32,250 America Online, Inc.*                   2,432,859
   46,500 Viacom, Inc. Class B*                   2,810,344
                                                -----------
                                                  5,243,203
                                                -----------
MANUFACTURING-0.2%
   13,800 Tyco International Limited                536,475
                                                -----------
MEDICAL SUPPLIES & EQUIPMENT-0.3%
   22,400 Medtronic, Inc.*                          816,200
                                                -----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

PHARMACEUTICALS-2.2%
    9,600 American Home Products Corporation    $   378,600
   34,500 Bristol-Myers Squibb Company            2,214,469
   37,775 Pfizer Inc.                             1,225,327
   29,400 Warner-Lambert Company                  2,408,963
                                                -----------
                                                  6,227,359
                                                -----------
PUBLISHING & BROADCASTING-4.3%
   35,000 AMFM, Inc.*                             2,738,750
   52,050 AT&T Corp.-Liberty Media Group*         2,953,838
   45,350 Comcast Corporation Special Class A     2,290,175
   19,000 Gannett Company, Inc.                   1,549,688
   39,100 Time Warner, Inc.                       2,832,306
                                                -----------
                                                 12,364,757
                                                -----------
RESTAURANTS-0.1%
    6,500 McDonald's Corporation                    262,031
                                                -----------
RETAIL-2.7%
   26,550 Costco Wholesale Corporation*           2,421,028
   38,287 The Home Depot, Inc.                    2,625,052
    5,700 Intimate Brands, Inc.                     245,813
    5,475 Kohl's Corporation*                       395,227
   27,025 Wal-Mart Stores, Inc.                   1,868,103
                                                -----------
                                                  7,555,223
                                                -----------
SEMICONDUCTORS & EQUIPMENT-3.6%
    2,400 Broadcom Corporation*                     653,550
   40,075 Intel Corporation                       3,296,169
   24,000 JDS Uniphase Corporation*               3,870,000
   25,475 Texas Instruments Inc.                  2,467,891
                                                -----------
                                                 10,287,610
                                                -----------
TELECOMMUNICATION SERVICES-1.1%
   25,162 MCI WorldCom, Inc.*                     1,333,586
   12,000 VoiceStream Wireless Corporation*       1,702,500
                                                -----------
                                                  3,036,086
                                                -----------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-2.0%
    4,975 Comverse Technology, Inc.*            $   719,820
    9,175 Lucent Technologies Inc.                  686,405
   22,000 Qualcomm, Inc.*                         3,873,375
    6,125 Tellabs, Inc.*                            392,766
                                                -----------
                                                  5,672,366
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$80,950,044)                              106,645,673
                                                -----------
COMMON STOCKS (FOREIGN)-58.7%
BANKING-3.3%
  217,600 Banco Santander Central Hispano SA
          (SP)                                    2,451,462
  184,820 DBS Group Holdings Limited (SG)         3,028,563
   26,000 Deutsche Bank AG (GE)                   2,185,126
  122,000 ForeningsSparbanken AB (SW)             1,785,087
                                                -----------
                                                  9,450,238
                                                -----------
BUSINESS SERVICES-2.0%
    4,900 Altran Technologies SA (FR)             2,946,778
  169,000 WPP Group PLC (UK)                      2,671,861
                                                -----------
                                                  5,618,639
                                                -----------
CHEMICALS-1.1%
   53,650 Aventis SA (FR)                         3,102,741
                                                -----------
COMPUTER SOFTWARE/SERVICES-0.9%
   34,000 Getronics NV (NE)                       2,699,008
                                                -----------
CONSTRUCTION-1.0%
  379,125 Brisa-Auto Estradas de Portugal SA
         (PO)                                     2,895,592
                                                -----------
CONSUMER PRODUCTS-1.1%
    2,700 The Swatch Group AG (SZ)                3,093,522
                                                -----------
ELECTRONICS-6.4%
   22,400 Citizen Electronics Company Limited
          (JA)                                    4,048,654
  310,000 Natsteel Electronics Limited (SG)       1,637,455
   23,200 Sony Corporation (JA)                   6,867,862
   19,000 TDK Corporation (JA)                    2,619,217
   55,775 Thomson Multimedia (FR)*                2,990,841
                                                -----------
                                                 18,164,029
                                                -----------

DREYFUS FOUNDERS WORLDWIDE GROWTH FUND


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES-1.0%
   30,000 Vivendi (FR)                          $ 2,695,700
                                                -----------
FINANCIAL SERVICES-1.1%
  105,000 Skandia Forsakrings AB (SW)             3,158,726
                                                -----------
INSURANCE-1.0%
  223,900 Alleanza Assicurazioni (IT)             2,717,680
                                                -----------
LEISURE & ENTERTAINMENT-0.7%
   44,000 Accor SA (FR)                           2,115,546
                                                -----------
MACHINERY-1.5%
   17,725 Mannesmann AG (GE)                      4,254,884
                                                -----------
MEDICAL SUPPLIES & EQUIPMENT-0.8%
    4,850 Synthes-Stratec, Inc. 144A (SZ)*        2,208,815
                                                -----------
METALS & MINING-1.2%
  120,375 De Beers Consolidated Mines Sponsored
          ADR (SA)                                3,483,352
                                                -----------
OFFICE SUPPLIES & EQUIPMENT-1.2%
  175,000 Ricoh Company Limited (JA)              3,292,951
                                                -----------
OIL & GAS-3.9%
   40,000 BP Amoco PLC Sponsored ADR (UK)         2,372,500
        2 Elf Aquitaine SA (FR)                         307
   18,270 Petroleo Brasileiro SA (BR)             4,074,409
   35,000 Preussag AG (GE)*                       1,939,962
   20,824 Total Fina SA (FR)                      2,765,541
                                                -----------
                                                 11,152,719
                                                -----------
PHARMACEUTICALS-0.9%
   20,000 Novo Nordisk AS B-Shares (DE)           2,639,980
                                                -----------


SHARES                                          MARKET VALUE
--------------------------------------------------------------------------------

PUBLISHING & BROADCASTING-5.9%
  121,550 Pearson PLC (UK)                      $ 3,925,644
1,495,425 Seat Pagine Gialle SpA (IT)             3,282,531
   77,775 Telefonica Publicidad e Informacion
          SA 144A (SP)*                           3,761,295
   43,750 UnitedGobalCom, Inc. Sponsored ADR
          (NE)*                                   3,073,438
   54,775 VNU NV 144A (NE)*                       2,864,748
                                                -----------
                                                 16,907,656
                                                -----------
RETAIL-0.8%
   90,000 Dixons Group PLC (UK)                   2,159,709
                                                -----------
SEMICONDUCTORS & EQUIPMENT-3.9%
   26,425 ASM Lithography Holding NV Sponsored
          ADR (NE)*                               2,982,722
   65,000 Fujitsu Limited (JA)                    2,959,308
   18,675 STMicroelectronics NV (NE)              2,860,118
   52,750 Taiwan Semiconductor Manufacturing
          Company Limited Sponsored ADR (TW)      2,373,750
                                                -----------
                                                 11,175,898
                                                -----------

                                                        STATEMENT OF INVESTMENTS
                                                               DECEMBER 31, 1999
                                                                     (CONTINUED)


SHARES                                            MARKET VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES-13.1%
    59,150 AT&T Canada, Inc. Sponsored ADR (CA)* $ 2,373,394
   646,000 China Telecom Limited (HK)*             4,038,798
    50,000 Esat Telecom Group PLC Sponsored ADR
           (IE)*                                    4,575,000
    59,800 Global TeleSystems Group, Inc. (RU)*    2,070,575
    18,650 Jazztel PLC Sponsored ADR (SP)*         1,219,244
    21,000 Koninklijke NV (NE)                     2,039,591
    42,780 Korea Telecom Corporation (KR)          3,197,805
    28,000 NTL, Inc. (UK)*                         3,486,000
        73 NTT Mobile Communications Network,
          Inc. (JA)                                2,802,892
       279 Nippon Telegraph & Telephone
          Corporation (JA)                         4,770,163
   160,700 Partner Communications Company
          Limited (IS)*                            4,158,113
    65,714 SK Telecom Limited Sponsored ADR (KR)   2,521,775
                                                 -----------
                                                  37,253,350
                                                 -----------
Telecommunications Equipment-4.2%
    13,000 Alcatel (FR)                            2,970,833
    36,100 Telefonaktiebolaget LM Ericsson
          Sponsored ADR Class B (SW)               2,369,063
   138,675 Marconi PLC (UK)                        2,448,323
    22,450 Nokia Oyj (FI)                          4,265,500
                                                 -----------
                                                  12,053,719
                                                 -----------

Transportation-1.7%
   380,000 Nippon Express Company Limited (JA)   $ 2,097,601
    95,000 TNT Post Group NV (NE)                  2,708,981
                                                 -----------
                                                   4,806,582
                                                 -----------
Total Common Stocks
(Foreign)
(Cost-$117,200,635)                              167,101,036
                                                 -----------



PRINCIPAL AMOUNT                                 MARKET VALUE
--------------------------------------------------------------------------------

Corporate Bonds (Foreign)-0.0%
Miscellaneous-0.0%
   $47,297 British Aerospace 7.45% 11/30/03 (UK)      45,964
                                                 -----------
Total Corporate Bonds
(Foreign)
Cost-$35,218)                                         45,964
                                                 -----------


PRINCIPAL AMOUNT                                AMORTIZED COST
--------------------------------------------------------------------------------

Corporate Short-Term Notes-2.8%
Financial Services-2.8%
 8,000,000 American Express Credit Corporation
          1.50% 01/03/00                          7,999,333
                                                 -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$7,999,333)                        7,999,333
                                                 -----------
TOTAL INVESTMENTS-98.9%
(COST-$206,185,230)                              281,792,006
OTHER ASSETS & LIABILITIES-1.1%
                                                   3,047,382
                                                 -----------
NET ASSETS-100.0%                                $284,839,388
                                                 ===========


+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.
*  NON-INCOME PRODUCING.
   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999                       BALANCED       DISCOVERY      FOCUS
(IN THOUSANDS)                            FUND           FUND          FUND
                                        ---------      ---------      ------
ASSETS
Investment securities, at cost.......  $1,022,260      $558,574       $3,906
                                        ---------      ---------      ------
Investment securities, at market.....   1,052,112       816,114        3,921
Cash.................................       2,681         4,432            0
Foreign currency (cost $5,948 and
  $122)..............................           0             0            0
Receivables:
  Investment securities sold.........      24,537         4,214            0
  Capital shares sold................         669         5,325            0
  Dividends and interest.............       5,232            34            0
  From adviser.......................           0             0            0
Other assets.........................          73            10            0
                                        ---------      ---------      ------
    Total Assets.....................   1,085,304       830,129        3,921
                                        ---------      ---------      ------
LIABILITIES
Payables:
  Investment securities purchased....      22,529        19,523        1,906
  Capital shares redeemed............       4,555         3,711            0
  Advisory fee.......................         517           515            0
  Shareholder servicing fees.........          13            36            0
  Accounting fees....................          21            14            0
  Distribution fees..................         441           178            0
  Custodian..........................       1,229             0            0
  Other..............................          72             0            0
  Dividends..........................         102             0            0
                                        ---------      ---------      ------
    Total Liabilities................      29,479        23,977        1,906
                                        ---------      ---------      ------

Net Assets...........................  $1,055,825      $806,152       $2,015
                                        =========      =========      ======

Net Assets-Class F...................   $1,055,825     $806,152       $  252
Shares Outstanding-Class F...........     100,885        19,732           20
Net Asset Value, Offering and
  Redemption Price Per Share.........      $10.47        $40.86       $12.59

Net Assets-Class A...................                                    755
Shares Outstanding-Class A...........                                     60
Net Asset Value and Redemption Price
  Per Share..........................                                 $12.59
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........                                 $13.36

Net Assets-Class B...................                                    252
Shares Outstanding-Class B...........                                     20
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............                                 $12.59

Net Assets-Class C...................                                    252
Shares Outstanding-Class C                                                20
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............                                 $12.59

Net Assets-Class R...................                                    252
Shares Outstanding-Class R...........                                     20
Net Asset Value, Offering and
  Redemption Price Per Share.........                                 $12.59

Net Assets-Class T...................                                    252
Shares Outstanding-Class T...........                                     20
Net Asset Value and Redemption Price
  Per Share..........................                                 $12.59
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........                                 $13.18


SEE NOTES TO FINANCIAL STATEMENTS.

         GOVERNMENT                   GROWTH AND     INTERNATIONAL     MID-CAP       MONEY                   WORLDWIDE
         SECURITIES      GROWTH         INCOME          EQUITY          GROWTH      MARKET      PASSPORT      GROWTH
            FUND          FUND           FUND            FUND            FUND        FUND         FUND         FUND
         ----------     ---------     ----------     -------------     --------     -------     --------     ---------
          $ 13,880     $2,404,103      $429,137         $25,699        $186,501     $97,000     $218,380     $206,185
         ----------     ---------     ----------     -------------     --------     -------     --------     ---------
            13,452      3,324,307       536,228          35,458         256,975      97,000      277,862      281,792
                 8          8,297         1,428               0             698          73            0        1,451
                 0              0             0               0               0           0        5,897          111
                 0         13,080         1,081             453           1,642           0        5,685        4,315
                73          5,430           112             314           1,276         672        3,566        1,225
               209            954           282               2              16           0           56            0
                 0              0             0              26               0           0          122            0
                 0             38            10              13              10           0           13          124
         ----------     ---------     ----------     -------------     --------     -------     --------     ---------
            13,742      3,352,106       539,141          36,266         260,617      97,745      293,201      289,018
         ----------     ---------     ----------     -------------     --------     -------     --------     ---------

                 0         14,452             0             306           3,444           0       22,229        2,254
               388         10,705         3,653              11           3,508       4,408        1,092        1,561
                 8          1,763           277              28             163          41          194          225
                 2             63            37               4              22          12            8           16
                 0             61            10               1               5           2            4            5
                 4          1,302           102              12              47           0           99          118
                 0              0             0             287               0           0        8,025            0
                 3            154            27              10              43          19            0            0
                61              0             0               0               0         397          113            0
         ----------     ---------     ----------     -------------     --------     -------     --------     ---------
               466         28,500         4,106             659           7,232       4,879       31,764        4,179
         ----------     ---------     ----------     -------------     --------     -------     --------     ---------

          $ 13,276     $3,323,606      $535,035         $35,607        $253,385     $92,866     $261,437     $284,839
         ==========     =========     ==========     =============     ========     =======     ========     =========

          $ 13,276      $3,323,606     $535,035         $35,607        $253,385     $92,866      261,437     $284,839
             1,481        139,247        70,305           1,792          29,207      92,866       11,404       11,317
             $8.96         $23.87         $7.61          $19.87           $8.68       $1.00        22.93       $25.17

-----------------------------------------------------------------------
STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED
DECEMBER 31, 1999 (NOTE 1)
(IN THOUSANDS)

                                        BALANCED      DISCOVERY      FOCUS
                                          FUND          FUND          FUND
                                        ---------     ---------     --------
INVESTMENT INCOME:
Income:
  Dividends..........................   $  11,962     $     90      $      0
  Interest...........................      33,408        1,708             0
  Foreign taxes withheld.............        (326)           0             0
                                        ---------     ---------     --------
    Total Investment Income..........      45,044        1,798             0
                                        ---------     ---------     --------
Expenses:
  Advisory fees......................       6,992        3,414             0
  Shareholder servicing fees.........         179          314             0
  Accounting fees....................         294           91             0
  Distribution fees..................       3,121          925             0
  Transfer agency expenses...........         866          117             0
  Registration fees..................         191           65             0
  Postage and mailing expenses.......          72           46             0
  Custodian fees and expenses........         135           37             0
  Printing expenses..................          85          124             0
  Proxy expenses.....................          94           24             0
  Legal and audit fees...............          65           29             0
  Directors' fees and expenses.......          72           20             0
  Line of Credit expenses............           0           19             0
  Merger expenses....................           0           80             0
  Other expenses.....................         116          138             0
                                        ---------     ---------     --------
    Total Expenses...................      12,282        5,443             0
    Earnings Credits.................        (159)         (64)            0
    Reimbursed/Waived Expenses.......           0            0             0
                                        ---------     ---------     --------
    Net Expenses.....................      12,123        5,379             0
                                        ---------     ---------     --------
  Net Investment Income (Loss).......      32,921       (3,581)            0
                                        ---------     ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold.............................  1,871,589       527,974             0
  Proceeds from long-term U.S.
    Government Obligations...........     844,103            0             0
  Cost of securities sold............   2,701,717      378,597             0
                                        ---------     ---------     --------
Net Realized Gain (Loss) from
  Security Transactions..............      13,975      149,377             0
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............          (2)           0             0
Net Change in Unrealized
  Appreciation/Depreciation..........     (73,716)     196,819            15
                                        ---------     ---------     --------
    Net Realized and Unrealized Gain
    on Investments and Foreign
    Currency Transactions............     (59,743)     346,196            15
                                        ---------     ---------     --------
Net Increase (Decrease) in Net Assets
  Resulting from Operations..........   $ (26,822)    $342,615      $     15
                                        =========     =========     ========
Purchases of long-term securities....   $1,885,529    $603,943      $  1,906
                                        =========     =========     ========
Purchases of long-term U.S.
  Government Obligations.............   $ 700,909     $      0      $      0
                                        =========     =========     ========

SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT                   GROWTH AND     INTERNATIONAL     MID-CAP       MONEY                    WORLDWIDE
SECURITIES      GROWTH         INCOME          EQUITY          GROWTH       MARKET      PASSPORT      GROWTH
   FUND          FUND           FUND            FUND            FUND         FUND         FUND         FUND
----------     ---------     ----------     -------------     --------     --------     --------     ---------
 $      0      $  13,776      $  4,646         $   332        $    297     $      0     $    835     $  2,966
      851          2,900           905              44             613        5,533          241          440
        0            (43)          (59)            (27)             (2)           0         (102)        (258)
----------     ---------     ----------     -------------     --------     --------     --------     ---------
      851         16,633         5,492             349             908        5,533          974        3,148
----------     ---------     ----------     -------------     --------     --------     --------     ---------
       96         18,136         3,200             243           1,688          535        1,337        2,481
       29            784           478              44             300          161           87          205
        3            639           121               6              50           26           32           59
       37          6,792         1,285              61             538            0          334          624
       12          1,164           179              16             118           58           29           97
       17            329            50              18              33           51           25           26
        3            295            51               4              41           15           23           23
        5            152            42              61              26           11          281          149
       11            375           179              16             119           62           32           79
        1            192            36               2              16            7           11           19
        2            191            36               3              22           12            4           10
        1            164            37               1              20            8            7           37
        0              0             0               0              12            0            8            0
        0              0             0               0               0            0            0            0
        8            457           124               7              64           25           22           63
----------     ---------     ----------     -------------     --------     --------     --------     ---------
      225         29,670         5,818             482           3,047          971        2,232        3,872
       (5)          (310)          (82)             (5)            (44)         (24)         (22)         (51)
      (27)             0             0             (41)              0            0            0            0
----------     ---------     ----------     -------------     --------     --------     --------     ---------
      193         29,360         5,736             436           3,003          947        2,210        3,821
----------     ---------     ----------     -------------     --------     --------     --------     ---------
      658        (12,727)         (244)            (87)         (2,095)       4,586       (1,236)        (673)
----------     ---------     ----------     -------------     --------     --------     --------     ---------
        0      3,100,965       803,099          48,599         431,581            0      442,902      473,206
   17,893              0        36,980               0               0            0            0            0
   17,933      2,663,545       804,683          41,344         370,497            0      365,072      383,210
----------     ---------     ----------     -------------     --------     --------     --------     ---------
      (40)       437,420        35,396           7,255          61,084          (12)      77,830       89,996
        0              0             0               0               0            0          (68)           0
   (1,166)       517,565        36,716           6,505          17,834            0       28,881       12,136
----------     ---------     ----------     -------------     --------     --------     --------     ---------
   (1,206)       954,985        72,112          13,760          78,918            0      106,643      102,132
----------     ---------     ----------     -------------     --------     --------     --------     ---------
 $   (548)     $ 942,258      $ 71,868         $13,673        $ 76,823     $  4,574     $105,407     $101,459
==========     =========     ==========     =============     ========     ========     ========     =========
 $      0     $3,087,083      $768,712         $51,644        $344,770     $      0     $505,365     $378,541
==========     =========     ==========     =============     ========     ========     ========     =========
 $ 17,976      $       0      $      0         $     0        $      0     $      0     $      0     $      0
==========     =========     ==========     =============     ========     ========     ========     =========

STATEMENTS OF CHANGES IN NET ASSETS

                                               BALANCED                 DISCOVERY
                                                 FUND                      FUND
                                        ----------------------    ----------------------
                                          YEAR         YEAR         YEAR         YEAR
                                          ENDED        ENDED        ENDED        ENDED
(IN THOUSANDS)                          12/31/99     12/31/98     12/31/99     12/31/98
                                        ---------    ---------    ---------    ---------
OPERATIONS
Net Investment Income (Loss).........   $  32,921    $  28,619    $  (3,581)   $  (1,975)
Net Realized Gain (Loss) from
  Security Transactions..............      13,975       65,428      149,377       23,886
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............          (2)        (131)           0            0
Net Change in Unrealized
  Appreciation/Depreciation..........     (73,716)      53,472      196,819       10,818
                                        ---------    ---------    ---------    ---------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................     (26,822)     147,388      342,615       32,729
                                        ---------    ---------    ---------    ---------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Investment Income
    Class F..........................     (32,921)     (28,641)           0            0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
    Class F..........................     (41,779)     (42,393)    (101,165)     (19,443)
In Excess of Net Investment Income
    Class F..........................        (114)        (149)           0            0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
    Class F..........................     (61,158)           0            0            0
                                        ---------    ---------    ---------    ---------
  Net Decrease from Dividends and
    Distributions
    Class F..........................    (135,972)     (71,183)    (101,165)     (19,443)
                                        ---------    ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
    Class A..........................
    Class B..........................
    Class C..........................
    Class F..........................     518,571      527,902      478,103      167,199
    Class R..........................
    Class T..........................
Shares issued in connection with
  acquisition
    Class F..........................           0            0      112,828            0
Reinvested distributions
    Class F..........................     136,655       69,523       90,038       16,296
                                        ---------    ---------    ---------    ---------
                                          655,226      597,425      680,969      183,495
Cost of Shares Redeemed
    Class F..........................    (680,828)    (372,099)    (357,391)    (201,938)
                                        ---------    ---------    ---------    ---------
  Net increase (decrease) from
    capital share transactions.......     (25,602)     225,326      323,578      (18,443)
                                        ---------    ---------    ---------    ---------
  Net Increase (Decrease) in Net
    Assets...........................    (188,396)     301,531      565,028       (5,157)
NET ASSETS
  Beginning of year..................   1,244,221      942,690      241,124      246,281
                                        ---------    ---------    ---------    ---------
  End of year........................  $1,055,825   $1,244,221    $ 806,152    $ 241,124
                                        =========    =========    =========    =========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $1,087,159   $1,112,851   $ 497,767    $ 174,223
Accumulated undistributed
  (distribution in excess of ) net
  investment income..................          (5)           0            0            0
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................     (61,178)      27,805       50,845        6,180
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions......      29,849      103,565      257,540       60,721
                                        ---------    ---------    ---------    ---------
  Total.............................   $1,055,825   $1,244,221    $ 806,152    $ 241,124
                                        =========    =========    =========    =========

SEE NOTES TO FINANCIAL STATEMENTS.

          FOCUS
           FUND            GOVERNMENT                   GROWTH                GROWTH AND INCOME
         --------        SECURITIES FUND                 FUND                       FUND
          PERIOD      ---------------------     -----------------------     ---------------------
          ENDED         YEAR         YEAR         YEAR          YEAR          YEAR         YEAR
         12/31/99      ENDED        ENDED         ENDED         ENDED        ENDED        ENDED
         (NOTE 1)     12/31/99     12/31/98     12/31/99      12/31/98      12/31/99     12/31/98
         --------     --------     --------     ---------     ---------     --------     --------
         $     0      $   658      $   631      $ (12,727)    $   1,079     $  (244)     $ 7,635
               0          (40)         250        437,420       250,782      35,396       63,627
               0            0            0              0             0           0          (58)
              15       (1,166)         407        517,565       202,198      36,716       18,228
         --------     --------     --------     ---------     ---------     --------     --------
              15         (548)       1,288        942,258       454,059      71,868       89,432
         --------     --------     --------     ---------     ---------     --------     --------
               0         (660)        (630)             0        (1,079)          0       (7,779)
               0            0            0       (493,802)     (124,570)    (50,521)     (48,265)
               0            0            0              0           (86)          0          (51)
               0            0            0              0             0           0            0
         --------     --------     --------     ---------     ---------     --------     --------
               0         (660)        (630)      (493,802)     (125,735)    (50,521)     (56,095)
         --------     --------     --------     ---------     ---------     --------     --------
             750
             250
             250
             250       21,630       20,731        938,299       839,972      27,279       78,226
             250
             250
               0            0            0              0             0           0            0
               0          581          560        474,679       119,172      44,526       49,402
         --------     --------     --------     ---------     ---------     --------     --------
           2,000       22,211       21,291      1,412,978       959,144      71,805      127,628
               0      (22,947)     (19,988)      (898,008)     (684,737)   (100,424)    (161,826)
         --------     --------     --------     ---------     ---------     --------     --------
           2,000         (736)       1,303        514,970       274,407     (28,619)     (34,198)
         --------     --------     --------     ---------     ---------     --------     --------
           2,015       (1,944)       1,961        963,426       602,731      (7,272)        (861)
               0       15,220       13,259      2,360,180     1,757,449     542,307      543,168
         --------     --------     --------     ---------     ---------     --------     --------
         $ 2,015      $13,276      $15,220     $3,323,606    $2,360,180    $535,035     $542,307
         ========     ========     ========     =========     =========     ========     ========
         $ 2,000      $16,768      $17,504     $2,333,807    $1,818,815    $424,871     $453,452
               0            4            6              0            (2)          0            0
               0       (3,068)      (3,028)        69,597       138,730       3,077       18,484
              15         (428)         738        920,202       402,637     107,087       70,371
         --------     --------     --------     ---------     ---------     --------     --------
         $ 2,015      $13,276      $15,220     $3,323,606    $2,360,180    $535,035     $542,307
         ========     ========     ========     =========     =========     ========     ========

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                           INTERNATIONAL           MID-CAP GROWTH
                                            EQUITY FUND                 FUND
                                        --------------------    ---------------------
                                          YEAR        YEAR        YEAR        YEAR
                                         ENDED       ENDED       ENDED        ENDED
(IN THOUSANDS)                          12/31/99    12/31/98    12/31/99    12/31/98
                                        --------    --------    --------    ---------
OPERATIONS
Net Investment Income (Loss).........   $   (87)    $     3     $(2,095)    $  (1,141)
Net Realized Gain (Loss) from
  Security Transactions..............     7,255         366      61,084         1,160
Net Realized Gain (Loss) from Foreign
  Currency
  Transactions.......................         0           0           0             0
Net Change in Unrealized
  Appreciation/Depreciation..........     6,505       2,094      17,834        (1,755)
                                        --------    --------    --------    ---------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................    13,673       2,463      76,823        (1,736)
                                        --------    --------    --------    ---------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Investment Income
    Class F..........................         0           0           0             0
From Net Realized Gains from Security
  Transactions and
  Foreign Currency Transactions
    Class F..........................    (3,489)        (92)    (44,216)      (4,577)
In Excess of Net Investment Income
    Class F..........................         0           0           0             0
                                        --------    --------    --------    ---------
  Net Decrease from Dividends and
    Distributions
    Class F..........................    (3,489)        (92)    (44,216)       (4,577)
                                        --------    --------    --------    ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
    Class A..........................
    Class B..........................
    Class C..........................
    Class F..........................    49,052      15,361     104,423        90,913
    Class R..........................
    Class T..........................
Shares issued in connection with
  acquisition
    Class F..........................         0           0           0             0
Reinvested distributions
    Class F..........................     3,156          87      41,722         4,278
                                        --------    --------    --------    ---------
                                         52,208      15,448     146,145        95,191
Cost of Shares Redeemed
    Class F..........................   (45,723)    (14,621)   (178,222)    (156,209)
                                        --------    --------    --------    ---------
  Net increase (decrease) from
    capital share transactions.......     6,485         827     (32,077)      (61,018)
                                        --------    --------    --------    ---------
  Net Increase (Decrease) in Net
    Assets...........................    16,669       3,198         530       (67,331)
NET ASSETS
  Beginning of year..................    18,938      15,740     252,855       320,186
                                        --------    --------    --------    ---------
  End of year........................   $35,607     $18,938     $253,385    $ 252,855
                                        ========    ========    ========    =========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $21,974     $15,489     $167,209    $ 199,284
Accumulated undistributed
  (distribution in excess of) net
  investment income..................        (1)          3           0             0
Accumulated undistributed net
  realized gain (loss) from
  security transactions..............     3,877         194      15,704           933
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions......     9,757       3,252       70,472       52,638
                                        --------    --------    --------    ---------
  Total..............................   $35,607     $18,938     $253,385    $ 252,855
                                        ========    ========    ========    =========

SEE NOTES TO FINANCIAL STATEMENTS.

              MONEY MARKET                  PASSPORT                   WORLDWIDE
                  FUND                        FUND                    GROWTH FUND
         -----------------------    ----------------------     -----------------------
            YEAR         YEAR         YEAR         YEAR          YEAR          YEAR
           ENDED         ENDED        ENDED        ENDED         ENDED         ENDED
          12/31/99      12/31/98     12/31/99     12/31/98      12/31/99      12/31/98
         ---------     ---------     --------     ---------     ---------     ---------
         $   4,586     $   5,310     $(1,236)     $     118     $    (673)    $   1,017
               (12)            0      77,830          4,421        89,996        12,478
                 0             0         (68)             0             0             0
                 0             0      28,881          8,927        12,136        13,892
         ---------     ---------     --------     ---------     ---------     ---------
             4,574         5,310     105,407         13,466       101,459        27,387
         ---------     ---------     --------     ---------     ---------     ---------
            (4,574)       (5,310)          0            (84)            0        (1,077)
                 0             0     (42,827)        (3,150)      (64,913)      (11,626)
                 0             0           0              0             0            (8)
         ---------     ---------     --------     ---------     ---------     ---------
            (4,574)       (5,310)    (42,827)        (3,234)      (64,913)      (12,711)
         ---------     ---------     --------     ---------     ---------     ---------
           338,594       235,921     306,250        134,188       211,862       152,229
                 0             0           0              0             0             0
             4,191         4,960      40,314          2,993        60,370        11,598
         ---------     ---------     --------     ---------     ---------     ---------
           342,785       240,881     346,564        137,181       272,232       163,827
          (341,334)     (255,539)   (272,279)      (145,487)     (295,992)     (215,327)
         ---------     ---------     --------     ---------     ---------     ---------
             1,451       (14,658)     74,285         (8,306)      (23,760)      (51,500)
         ---------     ---------     --------     ---------     ---------     ---------
             1,451       (14,658)    136,865          1,926        12,786       (36,824)
            91,415       106,073     124,572        122,646       272,053       308,877
         ---------     ---------     --------     ---------     ---------     ---------
         $  92,866     $  91,415    $261,437      $ 124,572     $ 284,839     $ 272,053
         =========     =========     ========     =========     =========     =========
         $  92,862     $  91,413    $167,298     $  93,013     $ 182,613     $ 206,387
                19             3         (39)           21           (14)            0
               (15)           (1)     34,695           936        26,638         2,200
                 0             0      59,483        30,602        75,602        63,466
         ---------     ---------     --------     ---------     ---------     ---------
         $  92,866     $  91,415    $261,437      $124,572     $ 284,839     $ 272,053
         =========     =========     ========     =========     =========     =========

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                               BALANCED FUND - CLASS F
                                -----------------------------------------------------
                                               YEAR ENDED DECEMBER 31
                                -----------------------------------------------------
                                  1999       1998       1997       1996       1995
                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................  $   12.19  $   11.35  $   10.61  $    9.58  $    8.56
Income from investment
  operations:
    Net investment income
      (loss)..................       0.32       0.30       0.29       0.28       0.28
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............      (0.61)      1.27       1.48       1.50       2.21
                                ---------  ---------  ---------  ---------  ---------
        Total from investment
          operations..........      (0.29)      1.57       1.77       1.78       2.49
Less distributions:
    From net investment
      income*.................      (0.32)     (0.30)     (0.30)     (0.27)     (0.28)
    From net realized gains...      (0.45)     (0.43)     (0.73)     (0.48)     (1.19)
    In excess of net realized
      gains...................      (0.66)      0.00       0.00       0.00       0.00
                                ---------  ---------  ---------  ---------  ---------
        Total distributions...      (1.43)     (0.73)     (1.03)     (0.75)     (1.47)
Net Asset Value, end of
  period......................  $   10.47  $   12.19  $   11.35  $   10.61  $    9.58
                                =========  =========  =========  =========  =========
Total Return/Ratios
    Total return..............      (2.22%)    13.96%     16.90%     18.76%     29.40%
    Net assets, end of period
      (000s)..................  $1,055,825 $1,244,221 $ 942,690  $ 394,896  $ 130,346
    Net expenses to average
      net assets#.............       0.97%      0.99%      0.99%      1.10%      1.19%
    Gross expenses to average
      net assets#.............       0.98%      1.00%      1.01%      1.12%      1.23%
    Net investment income
      (loss) to average net
      assets..................       2.64%      2.51%      2.77%      3.09%      2.92%
    Portfolio turnover
      rate@...................        218%       211%       203%       146%       286%

 * Distributions in excess of net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.

SEE NOTES TO FINANCIAL STATEMENTS.

                                               DISCOVERY FUND--CLASS F
                                -----------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------
                                  1999       1998       1997       1996       1995
                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................  $   24.37  $   23.45  $   24.22  $   21.70  $   19.88
Income from investment
  operations:
    Net investment income
      (loss)..................      (0.08)     (0.07)      0.07      (0.20)     (0.12)
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............      22.72       3.15       2.69       4.72       6.29
                                ---------  ---------  ---------  ---------  ---------
      Total from investment
      operations..............      22.64       3.08       2.76       4.52       6.17
Less distributions:
    From net investment
      income..................       0.00       0.00       0.00       0.00       0.00
    From net realized gains...      (6.15)     (2.16)     (3.53)     (2.00)     (4.35)
                                ---------  ---------  ---------  ---------  ---------
      Total distributions.....      (6.15)     (2.16)     (3.53)     (2.00)     (4.35)
Net Asset Value, end of
  period......................  $   40.86  $   24.37  $   23.45  $   24.22  $   21.70
                                =========  =========  =========  =========  =========
Total Return/Ratios
    Total return..............      94.59%     14.19%     12.00%     21.20%     31.30%
    Net assets, end of period
      (000s)..................  $ 806,152  $ 241,124  $ 246,281  $ 247,494  $ 216,623
    Net expenses to average
      net assets#.............       1.45%      1.55%      1.52%      1.58%      1.58%
    Gross expenses to average
      net assets#.............       1.46%      1.57%      1.54%      1.59%      1.63%
    Net investment income
      (loss) to average net
      assets..................      (0.96%)     (0.91%)   (0.55%)    (0.85%)    (0.60%)
    Portfolio turnover
      rate@...................        157%       121%        90%       106%       118%

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.

                                         GOVERNMENT SECURITIES FUND--CLASS F
                                -----------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------
                                  1999       1998       1997       1996       1995
                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
  period......................  $    9.74  $    9.28  $    9.04  $    9.29  $    8.78
Income from investment
  operations:
    Net investment income
      (loss)..................       0.42       0.43       0.45       0.46       0.45
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............      (0.78)      0.46       0.24      (0.25)      0.51
                                ---------  ---------  ---------  ---------  ---------
        Total from investment
          operations..........      (0.36)      0.89       0.69       0.21       0.96
Less distributions:
  From net investment
    income....................      (0.42)     (0.43)     (0.45)     (0.46)     (0.45)
  From net realized gains.....       0.00       0.00       0.00       0.00       0.00
                                ---------  ---------  ---------  ---------  ---------
        Total distributions...      (0.42)     (0.43)     (0.45)     (0.46)     (0.45)
Net Asset Value, end of
period........................  $    8.96  $    9.74  $    9.28  $    9.04  $    9.29
                                =========  =========  =========  =========  =========
Total Return/Ratios
    Total return..............      (3.77%)     9.76%      7.90%      2.34%     11.10%
    Net assets, end of period
      (000s)..................  $  13,276  $  15,220  $  13,259  $  15,190  $  20,263
    Net expenses to average
      net assets#,+...........       1.31%      1.25%      1.26%      1.26%      1.30%
    Gross expenses to average
      net assets#,+...........       1.35%      1.28%      1.31%      1.29%      1.30%
    Net investment income
      (loss) to average net
      assets+.................       4.47%      4.46%      4.99%      5.06%      4.92%
    Portfolio turnover
      rate@...................        127%        90%       147%       166%       141%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 1.49% (1999), 1.46% (1998), 1.44% (1997) and 1.46% (1996). The gross expense ratios would have been 1.53%
   (1999), 1.49% (1998), 1.49% (1997) and 1.49% (1996). The net investment income ratios would have been 4.29% (1999), 4.25% (1998), 4.81% (1997) and
   4.86% (1996).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                GROWTH FUND--CLASS F
                                -----------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------
                                  1999       1998       1997       1996       1995
                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
  period......................  $   20.41  $   17.28  $   15.87  $   14.77  $   11.63
Income from investment
  operations:
    Net investment income
      (loss)..................      (0.09)      0.01       0.07       0.02       0.02
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............       7.73       4.26       4.09       2.40       5.27
                                ---------  ---------  ---------  ---------  ---------
      Total from investment
        operations............       7.64       4.27       4.16       2.42       5.29
Less distributions:
    From net investment
      income*.................       0.00      (0.01)     (0.07)     (0.02)     (0.02)
    From net realized gains...      (4.18)     (1.13)     (2.68)     (1.30)     (2.13)
                                ---------  ---------  ---------  ---------  ---------
      Total distributions.....      (4.18)     (1.14)     (2.75)     (1.32)     (2.15)
Net Asset Value, end of
  period......................  $   23.87  $   20.41  $   17.28  $   15.87  $   14.77
                                =========  =========  =========  =========  =========
Total Return/Ratios
    Total return..............      39.06%     25.04%     26.60%     16.57%     45.59%
    Net assets, end of period
      (000s)..................  $3,323,606 $2,360,180 $1,757,449 $1,118,323 $ 655,927
    Net expenses to average
      net assets#.............       1.08%      1.08%      1.10%      1.19%      1.24%
    Gross expenses to average
      net assets#.............       1.09%      1.10%      1.12%      1.20%      1.28%
    Net investment income
      (loss) to average net
      assets..................      (0.47%)      0.05%      0.48%      0.15%      0.12%
    Portfolio turnover
      rate@...................        117%       143%       189%       134%       130%

* Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.

                                           GROWTH AND INCOME FUND--CLASS F
                                -----------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------
                                  1999       1998       1997       1996       1995
                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
period........................  $    7.32  $    6.92  $    7.23  $    6.69  $    6.16
Income from investment
operations:
Net investment income
(loss)........................       0.00       0.71       0.13       0.09       0.09
Net gains (losses) on
securities (both realized and
unrealized)...................       1.06       0.51       1.25       1.52       1.70
                                ---------  ---------  ---------  ---------  ---------
Total from investment
operations....................       1.06       1.22       1.38       1.61       1.79
Less distributions:
From net investment income*...       0.00      (0.11)     (0.13)     (0.09)     (0.09)
From net realized gains.......      (0.77)     (0.77)     (1.56)     (0.98)     (1.17)
                                ---------  ---------  ---------  ---------  ---------
Total distributions...........      (0.77)     (0.82)     (1.69)     (1.07)     (1.26)
Net Asset Value, end of
period........................  $    7.61  $    7.32  $    6.92  $    7.23  $    6.69
                                =========  =========  =========  =========  =========
Total Return/Ratios
Total return..................      15.03%     17.78%     19.40%     24.37%     29.06%
Net assets, end of period
(000s)........................  $ 535,035  $ 542,307  $ 543,168  $ 535,866  $ 375,200
Net expenses to average net
assets#.......................       1.12%      1.08%      1.09%      1.15%      1.17%
Gross expenses to average net
assets#.......................       1.13%      1.10%      1.11%      1.16%      1.22%
Net investment income (loss)
to average net assets.........      (0.05%)      1.38%      1.84%      1.40%      1.19%
Portfolio turnover rate@......        165%       259%       256%       195%       235%

* Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                         INTERNATIONAL EQUITY FUND - CLASS F
                                -----------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------
                                  1999       1998       1997       1996       1995*
                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................  $   14.03  $   12.05  $   11.86  $   10.00  $   10.00
Income from investment
  operations:
    Net investment income
      (loss)..................      (0.05)      0.03      (0.01)     (0.01)      0.00
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............       8.07       2.02       1.89       1.87       0.00
                                ---------  ---------  ---------  ---------  ---------
        Total from investment
        operations............       8.02       2.05       1.88       1.86       0.00
Less distributions:
    From net investment
      income..................       0.00       0.00       0.00       0.00       0.00
    From net realized gains...      (2.18)     (0.07)     (1.69)      0.00       0.00
                                ---------  ---------  ---------  ---------  ---------
        Total distributions...      (2.18)     (0.07)     (1.69)      0.00       0.00
Net Asset Value, end of
  period......................  $   19.87  $   14.03  $   12.05  $   11.86  $   10.00
                                =========  =========  =========  =========  =========
Total Return/Ratios
    Total return..............      58.71%     17.01%     16.10%     18.60%      0.00%
    Net assets, end of period
      (000s)..................  $  35,607  $  18,938  $  15,740  $  10,119  $     767
    Net expenses to average
      net assets#,+...........       1.80%      1.80%      1.85%      1.94%       n/a
    Gross expenses to average
      net assets#,+...........       1.82%      1.83%      1.89%      2.00%       n/a
    Net investment income
      (loss) to average net
      assets+.................      (0.36%)      0.02%    (0.21%)    (0.15%)      n/a
    Portfolio turnover
      rate@...................        205%       148%       164%        71%       n/a

*  Period December 29, 1995 (inception) to December 31, 1995.
# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 1.97% (1999), 1.89%
   (1998), 2.01% (1997) and 2.46% (1996). The gross expense ratios would have been 1.99% (1999), 1.92% (1998), 2.05% (1997) and 2.52% (1996). The net
   investment income ratios would have been (0.53%) (1999), (0.07%) (1998), (0.37%) (1997) and (0.67%) (1996).
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.

                                            MID-CAP GROWTH FUND - CLASS F
                                -----------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------
                                  1999       1998       1997       1996       1995
                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
period........................  $    7.44  $    7.72  $    7.66  $    7.05  $    7.01
Income from investment
operations:
Net investment income
(loss)........................      (0.08)     (0.03)      0.01      (0.02)      0.00
Net gains (losses) on
securities (both realized and
unrealized)...................       3.12      (0.11)      1.21       1.09       1.79
                                ---------  ---------  ---------  ---------  ---------
Total from investment
operations....................       3.04      (0.14)      1.22       1.07       1.79
Less distributions:
From net investment income....       0.00       0.00       0.00       0.00       0.00
From net realized gains.......      (1.80)     (0.14)     (1.16)     (0.46)     (1.75)
                                ---------  ---------  ---------  ---------  ---------
Total distributions...........      (1.80)     (0.14)     (1.16)     (0.46)     (1.75)
Net Asset Value, end of
period........................  $    8.68  $    7.44  $    7.72  $    7.66  $    7.05
                                =========  =========  =========  =========  =========
Total Return/Ratios
Total return..................      42.27%     (1.73%)    16.40%     15.33%     25.70%
Net assets, end of period
(000s)........................  $ 253,385  $ 252,855  $ 320,186  $ 363,835  $ 388,754
Net expenses to average net
assets#.......................       1.40%      1.33%      1.30%      1.34%      1.29%
Gross expenses to average net
assets#.......................       1.42%      1.35%      1.32%      1.36%      1.35%
Net investment income (loss)
to average net assets.........      (0.98%)    (0.39%)    (0.05%)    (0.28%)     0.00%
Portfolio turnover rate@......        186%       152%       110%       186%       263%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                             MONEY MARKET FUND - CLASS F
                                -----------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------
                                  1999       1998       1997       1996       1995
                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
Income from investment
  operations:
    Net investment income
      (loss)..................       0.04       0.05       0.05       0.05       0.05
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............       0.00       0.00       0.00       0.00       0.00
                                ---------  ---------  ---------  ---------  ---------
        Total from investment
          operations..........       0.04       0.05       0.05       0.05       0.05
Less distributions:
    From net investment
      income..................      (0.04)     (0.05)     (0.05)     (0.05)     (0.05)
    From net realized gains...       0.00       0.00       0.00       0.00       0.00
                                ---------  ---------  ---------  ---------  ---------
        Total distributions...      (0.04)     (0.05)     (0.05)     (0.05)     (0.05)
Net Asset Value, end of
  period......................  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                =========  =========  =========  =========  =========
Total Return/Ratios
    Total return..............       4.35%      4.67%      4.70%      4.51%      5.10%
    Net assets, end of period
      (000s)..................  $  92,866  $  91,415  $ 106,073  $ 109,866  $ 125,646
    Net expenses to average
      net assets#.............       0.89%      0.85%      0.82%      0.86%      0.89%
    Gross expenses to average
      net assets#.............       0.91%      0.87%      0.84%      0.88%      0.89%
    Net investment income
      (loss) to average net
      assets..................       4.30%      4.67%      4.77%      4.58%      5.11%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

                                               PASSPORT FUND - CLASS F
                                -----------------------------------------------------
                                               YEAR ENDED DECEMBER 31
                                -----------------------------------------------------
                                  1999       1998       1997       1996       1995
                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................  $   14.93  $   13.64  $   13.91  $   11.68  $    9.42
Income from investment
  operations:
    Net investment income
      (loss)..................      (0.11)      0.00       0.02       0.04       0.04
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............      12.94       1.68       0.22       2.30       2.26
                                ---------  ---------  ---------  ---------  ---------
                                    12.83       1.68       0.24       2.34       2.30
Less distributions:
    From net investment
      income..................       0.00      (0.01)     (0.03)     (0.02)     (0.04)
    From net realized gains...      (4.83)     (0.38)     (0.48)     (0.09)      0.00
                                ---------  ---------  ---------  ---------  ---------
                                    (4.83)     (0.39)     (0.51)     (0.11)     (0.04)
Net Asset Value, end of
period........................  $   22.93  $   14.93  $   13.64  $   13.91  $   11.68
                                =========  =========  =========  =========  =========
Total Return/Ratios
    Total return..............      87.44%     12.50%      1.70%     20.05%     24.39%
    Net assets, end of period
      (000s)..................  $ 261,437  $ 124,572  $ 122,646  $ 177,921  $  49,922
    Net expenses to average
      net assets#.............       1.63%      1.52%      1.53%      1.57%      1.76%
    Gross expenses to average
      net assets#.............       1.64%      1.54%      1.55%      1.59%      1.84%
    Net investment income
      (loss) to average net
      assets..................      (0.91%)     0.09%      0.20%      0.40%      0.60%
    Portfolio turnover
      rate@...................        330%        34%        51%        58%        37%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.

SEE NOTES TO FINANCIAL STATEMENTS.

                                           WORLDWIDE GROWTH FUND - CLASS F
                                -----------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------
                                  1999       1998       1997       1996       1995
                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................  $   22.06  $   21.11  $   21.79  $   19.87  $   17.09
Income from investment
  operations:
    Net investment income
      (loss)..................      (0.06)      0.08       0.02       0.10       0.09
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............      10.11       1.90       2.22       2.64       3.43
                                ---------  ---------  ---------  ---------  ---------
                                    10.05       1.98       2.24       2.74       3.52
Less distributions:
    From net investment
      income*.................       0.00      (0.09)     (0.04)     (0.07)     (0.09)
    From net realized gains...      (6.94)     (0.94)     (2.88)     (0.75)     (0.65)
                                ---------  ---------  ---------  ---------  ---------
                                    (6.94)     (1.03)     (2.92)     (0.82)     (0.74)
Net Asset Value, end of
  period......................  $   25.17  $   22.06  $   21.11  $   21.79  $   19.87
                                =========  =========  =========  =========  =========
Total Return/Ratios
    Total return..............      48.78%      9.63%     10.60%     13.95%     20.63%
    Net assets, end of period
      (000s)..................  $ 284,839  $ 272,053  $ 308,877  $ 342,079  $ 228,595
    Net expenses to average
      net assets#.............       1.53%      1.47%      1.45%      1.53%      1.56%
    Gross expenses to average
      net assets#.............       1.55%      1.49%      1.47%      1.55%      1.65%
    Net investment income
      (loss) to average net
      assets..................      (0.27%)     0.33%      0.18%      0.50%      0.61%
    Portfolio turnover
      rate@...................        157%        86%        82%        72%        54%

* Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income (formerly Blue Chip), International Equity, Mid-Cap Growth (formerly Special), Money Market, Passport, and Worldwide Growth Funds (individually a "Fund"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The Company's board of directors approved, effective December 31, 1999, a change of the Company's name from "Founders Funds, Inc." to "Dreyfus Founders Funds, Inc." as well as the Funds' name from "Founders" to "Dreyfus Founders," coinciding with the Fund's implementing a multiple class structure. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Funds' shares. Balanced, Discovery, Focus, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth Funds offer Class A, Class B, Class C, Class F, Class R, and Class T shares. Effective December 30, 1999, MBC Investment Corporation, an affiliate of the investment adviser, invested $1,000 of initial seed capital in each of the Class A, Class B, Class C, Class R, and Class T shares of each of the Balanced, Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth Funds, which investments are not reflected in the financial statements. Focus Fund commenced investment operations on December 31, 1999. Effective December 30, 1999, MBC Investment Corporation invested $2.0 million of initial seed capital apportioned among Class A, Class B, Class C, Class F, Class R, and Class T shares of Focus Fund.

  Government Securities and Money Market Funds offer Class F shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.

  SECURITIES VALUATION--With the exception of Money Market Fund, market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days, and all securities held by Money Market Fund, are valued at amortized cost, which approximates market.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political, market, and currency risks. All of the Funds may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations. Foreign currency held at December 31, 1999 for settling foreign trades is listed on the Statements of Assets and Liabilities.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. Each Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.

  DISTRIBUTIONS TO SHAREHOLDERS--For Government Securities and Money Market Funds, distributions are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. For Balanced Fund, distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All other Funds declare and distribute dividends and capital gains (if any) annually. All distributions are recorded on the ex-dividend date.

  EXPENSES--Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of each Fund or Class. The type of expense determines the allocation method.

  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with the investment advisory agreements between the Funds and Founders Asset Management LLC ("Founders"), the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Funds' net assets. For Balanced and Growth and Income Funds, the fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million. For Discovery, International Equity, Passport, and Worldwide Growth Funds, the fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million. For Focus Fund, the fee is 0.85% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.75% of net assets in excess of $500 million. For Government Securities Fund, the fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million. For Growth and Mid-Cap Growth Funds, the fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million. For Money Market Fund, the fee is 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million.

  Founders has agreed to limit the total expenses of Focus Fund so that "Net expenses to average net assets" will not exceed 1.50% for Class A and Class F shares, 2.25% for Class B and Class C shares, 1.25% for Class R shares, and 1.75% for Class T shares. Founders has also agreed to limit the total expenses of International Equity Fund so that "Net expenses to average net assets" will not exceed 1.80% for Class A and Class F shares, 2.55% for Class B and Class C shares, 1.55% for Class R shares, and 2.05% for Class T shares. For the year ended December 31, 1999, $40,853 was reimbursed to the International Equity Fund.

  Investors Fiduciary Trust Company ("IFTC") is the designated transfer and dividend disbursing agent for the Class F shares of each Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Funds. IFTC also serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by IFTC as custodian. Dreyfus Transfer, Inc. is the designated transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of Balanced, Discovery, Focus, Growth, Growth and Income, International Equity, Mid-Cap, Passport, and Worldwide Growth Funds.

  The Funds have agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Funds paid Founders a monthly fee equal on an annual basis to $26.00 per Class F shareholder account of the Funds considered to be an open account at any time during a given month.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million. The fee so computed is allocated to each Fund on a pro rata basis based on relative average daily net assets.

  Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth Funds each have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to their Class F shares. Under the plan, each Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year, Founders elected not to collect the full 0.25% from the Government Securities Fund and waived $26,476, which resulted in the Fund paying 0.07% under the plan.

  Balanced, Discovery, Focus, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth Funds also each have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to their Class B, Class C, and Class T shares. Under the plan, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. These Funds also have adopted a Shareholder Services Plan applicable to their Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services.

  Certain shareholders of the Funds are also officers and/or directors of Founders.

    Founders serves as investment adviser to each of the Funds. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Funds' board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended December 31, 1999 have been reclassified among the components of net assets as follows:

                                                             UNDISTRIBUTED
                                           UNDISTRIBUTED     NET REALIZED
                                           NET INVESTMENT      GAINS AND      PAID-IN
                                               INCOME           LOSSES        CAPITAL
                                           --------------    -------------    --------
Balanced Fund...........................     $  109,642       $   (19,349)    $(90,293)
Discovery Fund..........................      3,581,246        (3,547,043)     (34,203)
Focus Fund..............................              0                 0            0
Government Securities Fund..............              0                 0            0
Growth Fund.............................     12,729,140       (12,750,894)      21,754
Growth and Income Fund..................        243,734          (281,657)      37,923
International Equity Fund...............         82,655           (82,543)        (112)
Mid-Cap Growth Fund.....................      2,094,671        (2,097,058)       2,387
Money Market Fund.......................          3,870            (1,869)      (2,001)
Passport Fund...........................      1,175,785        (1,175,860)          75
Worldwide Growth Fund...................        659,499          (645,499)     (14,000)

Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for the Government Securities Fund expires in the years 2002 through 2004. Net capital loss carryovers utilized in 1999 by the Government Securities Fund amounted to $12,749. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1999 are as follows (in thousands):

                                           NET      POST-     POST-
                                         CAPITAL   OCTOBER   OCTOBER
                                           LOSS    CAPITAL   CURRENCY   FEDERAL                                      NET
                                          CARRY-     LOSS      LOSS       TAX      UNREALIZED     UNREALIZED    APPRECIATION/
                                          OVERS    DEFERRAL  DEFERRAL    COST     APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
                                         --------  --------  --------  ---------  ------------  --------------  --------------
Balanced Fund...........................  $    0   $61,670     $  0   $1,022,895    $ 49,484       $(20,267)       $ 29,217
Discovery Fund..........................       0         0        0      559,072     270,261        (13,219)        257,042
Focus Fund..............................       0         0        0        3,906          19             (4)             15
Government Securities Fund..............   3,016        46        0       13,886          20           (454)           (434)
Growth Fund.............................       0         0        0    2,407,827     968,999        (52,519)        916,480
Growth and Income Fund..................       0         0        0      430,054     122,800        (16,626)        106,174
International Equity Fund...............       0         0        0       25,858       9,957           (357)          9,600
Mid-Cap Growth Fund.....................       0         0        0      186,614      75,503         (5,142)         70,361
Money Market Fund.......................       5        10        0       97,000           0              0               0
Passport Fund...........................       0         0       68      219,192      65,938         (7,268)         58,670
Worldwide Growth Fund...................       0         0        0      206,813      78,371         (3,392)         74,979

4. ACQUISITION OF FOUNDERS FRONTIER FUND

On August 13, 1999, Discovery Fund acquired all the net assets of Founders Frontier Fund ("Frontier") pursuant to a plan of reorganization approved by Frontier shareholders on August 9, 1999. The acquisition was accomplished by a tax-free exchange of 4,485,462.830 shares of Discovery (valued at $141,740,944) for the 6,877,122.864 shares of Frontier outstanding on August 13, 1999. Frontier's net assets at that date ($141,740,944), including $28,912,612 of unrealized appreciation, were combined with those of Discovery. The aggregate net assets of Discovery and Frontier immediately before the acquisition were $301,264,362 and $141,740,944, respectively.

5. FUND SHARE TRANSACTIONS

The Funds have authorized ten billion shares of $0.01 par value capital stock in the aggregate to be apportioned among each Fund and their class(es) of shares. Transactions in shares of the Funds for the periods indicated were as follows (in thousands):

                                                      ISSUED IN
                                                      CONNECTION
                                                         WITH
                                                      ACQUISITION    REINVESTED                      NET INCREASE
                                            SOLD       (NOTE 4)     DISTRIBUTIONS      REDEEMED       (DECREASE)
                                          ---------   ----------    -------------    ------------    ------------
Balanced Fund-Class F:
  Year ended 12/31/99...................     43,238          0          12,957          (57,397)         (1,202)
  Year ended 12/31/98...................     44,178          0           5,736          (30,911)         19,003
Discovery Fund-Class F:
  Year ended 12/31/99...................     14,797      4,485           2,351          (11,794)          9,839
  Year ended 12/31/98...................      7,262          0             744            8,614)           (608)
Focus Fund
  Period ended 12/31/99:
    Class A.............................         60          0               0                0              60
    Class B.............................         20          0               0                0              20
    Class C.............................         20          0               0                0              20
    Class F.............................         20          0               0                0              20
    Class R.............................         20          0               0                0              20
    Class T.............................         20          0               0                0              20
Government Securities Fund-Class F:
  Year ended 12/31/99...................      2,323          0              63           (2,468)            (82)
  Year ended 12/31/98...................      2,146          0              59           (2,071)            134
Growth Fund-Class F:
  Year ended 12/31/99...................     42,508          0          21,479          (40,444)         23,543
  Year ended 12/31/98...................     43,696          0           6,112          (35,805)         14,003
Growth and Income Fund-Class F:
  Year ended 12/31/99...................      3,714          0           6,125          (13,622)         (3,783)
  Year ended 12/31/98...................     10,345          0           6,757          (21,455)         (4,353)
International Equity Fund-Class F:
  Year ended 12/31/99...................      3,069          0             175           (2,803)            441
  Year ended 12/31/98...................      1,136          0               6           (1,098)             44
Mid-Cap Growth Fund-Class F:
  Year ended 12/31/99...................     12,996          0           5,094          (22,879)         (4,789)
  Year ended 12/31/98...................     12,202          0             624          (20,324)         (7,498)
Money Market Fund-Class F:
  Year ended 12/31/99...................    338,595          0           4,191         (341,335)          1,451
  Year ended 12/31/98...................    235,921          0           4,960         (255,539)        (14,658)
Passport Fund-Class F:
  Year ended 12/31/99...................     16,115          0           1,841          (14,895)          3,061
  Year ended 12/31/98...................      8,672          0             211           (9,533)           (650)
Worldwide Growth Fund-Class F:
  Year ended 12/31/99...................      8,847          0           2,643          (12,507)         (1,017)
  Year ended 12/31/98...................      6,762          0             550           (9,611)         (2,299)

6. LINE OF CREDIT

Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. For Discovery and Passport Funds, borrowings will be limited to 10% of each Fund's net assets computed at the lesser of cost or market value. Mid-Cap Growth Fund may borrow amounts up to 10% of the market value of the net assets of the Fund. Combined borrowings will be subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 1999 there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting Dreyfus Founders Funds, Inc. (formerly Founders Funds, Inc., hereafter referred to as the Fund) at December 31, 1999, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended December 31, 1995 were audited by other independent accountants whose report dated January 26, 1996 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP


Denver, Colorado
February 11, 2000

OTHER INFORMATION (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 1999, the following amounts qualified for the dividends received deduction available to the Funds' corporate shareholders:


Balanced Fund........................      12.25%
Discovery Fund.......................       0.08%
Focus Fund...........................       0.00%
Growth Fund..........................      11.40%
Growth and Income Fund...............      25.33%
International Equity Fund............       0.00%
Mid-Cap Growth Fund..................       0.62%
Passport Fund........................       0.00%
Worldwide Growth Fund................       1.51%

SHAREHOLDER VOTES

On August 3, 1999, a special meeting of the shareholders of Founders Frontier Fund was held at which the shareholders voted on a Plan of Reorganization which provided for: (a) the transfer of all of the assets of Founders Frontier Fund to Founders Discovery Fund in exchange solely for shares of Discovery Fund and the assumption by Discovery Fund of all the liabilities of Frontier Fund; (b) the distribution of the Discovery Fund shares to the shareholders of Frontier Fund; and (c) the subsequent termination of Frontier Fund. The votes necessary to approve the Plan of Reorganization were obtained at an adjournment of the special meeting held on August 9, 1999, at which the following votes were cast:


                                                                 PERCENTAGE OF
                                                                  OUTSTANDING
                                                 SHARES             SHARES
                                                --------         -------------
For.....................................       2,595,147             50.28%
Against.................................         114,061              2.21%
Abstain.................................         168,870              3.27%

                             DREYFUS FOUNDERS FUNDS
                             THE GROWTH SPECIALISTS



                         Founders Asset Management LLC
                             2930 East Third Avenue
                             Denver, CO 80206-5002


                                 1-800-525-2440

                                WWW.FOUNDERS.COM

FUND DIRECTORS

Jay A. Precourt, Chairman
Eugene H. Vaughan, Jr., Vice Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips


This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus for Dreyfus Founders Funds, Inc., which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

2000 Founders Asset Management LLC, Broker-Dealer. Premier Mutual Fund Services, Inc., Distributor.

Date of first use: February 23, 2000
A-646-ANN